EXHIBIT 10.17


CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED FOR PORTIONS OF THIS  DOCUMENT.  THE
CONFIDENTIAL   PORTIONS  HAVE  BEEN  REDACTED  AND  FILED  SEPARATELY  WITH  THE
COMMISSION.

The portions of this Exhibit for which confidential treatment has been requested are marked by bracket ([ ]). In addition, an asterisk ( * ) appears in the right hand margin of each paragraph in which confidential treatment is included.


                           ORION-Z SPACECRAFT PURCHASE

                                    CONTRACT

                                 BY AND BETWEEN

                       LORAL ORION NETWORK SERVICES, INC.

                                       AND

                            SPACE SYSTEMS/LORAL, INC.

                            CONTRACT NO. SS/L-TP98024

                               PROPRIETARY NOTICE


THIS CONTRACT AND THE INFORMATION CONTAINED HEREIN IS PROPRIETARY TO LORAL ORION NETWORK SYSTEMS, INC. AND SPACE SYSTEMS/LORAL, INC. AND SHALL NOT BE PUBLISHED, REPRODUCED, COPIED, DISCLOSED, OR USED FOR OTHER THAN ITS INTENDED PURPOSE WITHOUT THE EXPRESS WRITTEN CONSENT OF A DULY AUTHORIZED REPRESENTATIVE OF LORAL ORION NETWORK SERVICES, INC. AND SPACE SYSTEMS/LORAL, INC.


Part 1(A) Terms and Conditions

                                      PARTS

PART 1 (A)     TERMS AND CONDITIONS, dated May 15, 1998

PART 1 (B)     PAYMENT MILESTONE SCHEDULE AND TERMINATION LIABILITY AMOUNTS

PART 1(C)      KEY CONTRACTOR POSITIONS, dated May 11, 1998

PART 2(A)      ORION-Z STATEMENT OF WORK (SOW), dated May 11, 1998

PART 2(B) ORION-Z CONTRACT DOCUMENTATION REQUIREMENTS LIST (CDRL), dated May 11, 1998

PART 3(A)      TECHNICAL  SPECIFICATIONS FOR ORION-Z  SPACECRAFT,  dated May 11,
               1998

PART 3(A)      ANNEX A, RADIATION ENVIRONMENT SPECIFICATION, dated May 11, 1998

PART 3(B)      ORION-Z  SPACECRAFT PRODUCT ASSURANCE  REQUIREMENTS,  dated April
               14, 1998

PART 3(C)      ORION-Z  SPACECRAFT  ON-GROUND TEST  REQUIREMENTS,  dated May 11,
               1998

PART 3(D) ORION-Z IN-ORBIT COMMISSIONING AND ACCEPTANCE TEST REQUIREMENTS, dated May 11, 1998

PART 3(E)      DYNAMIC SPACECRAFT SIMULATOR SPECIFICATION, dated May 11, 1998

PART 3(F) ORION-Z SPACECRAFT SCF AND SOFTWARE REQUIREMENTS SPECIFICATION (E191269), dated May 11, 1998

PART 4         RESERVED

PART 5         SATELLITE STORAGE PLAN, dated May 11, 1998



Part 1(A) Terms and Conditions

                          ORION NETWORK SERVICES, INC.

                                    PART 1(A)

                              TERMS AND CONDITIONS









Part 1(A) Terms and Conditions

                                TABLE OF CONTENTS

1.   DEFINITIONS AND CONSTRUCTION ...........................................  1

1.1  CERTAIN DEFINITIONS ....................................................  1

1.2  OTHER TERMS ............................................................  7

1.3  PARTS ..................................................................  8

1.4  INTEGRATION AND CONSTRUCTION ...........................................  8

1.5  HEADINGS ...............................................................  9


2.   CONTRACTOR SCOPE OF WORK ...............................................  9

2.1  SCOPE OF WORK ..........................................................  9


3.   ORION SCOPE OF WORK ....................................................  9

3.1  SCOPE OF WORK ..........................................................  9


4.   CONTRACT PRICE AND OTHER CHARGES .......................................  9

4.1  GENERAL ................................................................  9

4.2  CONTRACT PRICE ......................................................... 10


5.   INVOICING AND PAYMENT .................................................. 10

5.1  INVOICING .............................................................. 10

5.2  PAYMENT ................................................................ 11

5.3  METHOD OF PAYMENT ...................................................... 13

5.4  LATE PAYMENT FEE ....................................................... 13

5.5  OTHER PAYMENTS ......................................................... 13

5.6  RIGHT OF SET-OFF ....................................................... 13

5.7  DISPUTED CHARGES ....................................................... 14


6.   DELIVERY ............................................................... 14

6.1  DELIVERY SCHEDULE ...................................................... 14

6.2  DELAY .................................................................. 15

6.3  EXCUSABLE DELAY ........................................................ 15


7.   ACCEPTANCE TESTING AND FINAL ACCEPTANCE ................................ 16

7.1  GENERAL ................................................................ 16

7.2  ACCEPTANCE TESTING ..................................................... 16


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7.3  PRE-LAUNCH CERTIFICATION ............................................... 16

7.4  FINAL ACCEPTANCE OF DATA AND DOCUMENTATION ............................. 16

7.5  FINAL ACCEPTANCE OF ORION-Z SPACECRAFT ................................. 17


8.   TITLE TO DELIVERABLE ITEMS AND RISK OF LOSS ............................ 18

8.1  ORION-Z SPACECRAFT ..................................................... 18

8.2  DATA AND DOCUMENTATION ................................................. 19

8.3  OTHER DELIVERABLE ITEMS ................................................ 19


9.   CHANGES IN SCOPE OF WORK ............................................... 19

9.1  CHANGES REQUESTED BY ORION ............................................. 19

9.2  CHANGES REQUESTED BY CONTRACTOR ........................................ 20


10.  CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES ........................... 20

10.1 CORRECTIVE MEASURES .................................................... 20

10.2 MANUFACTURERS' WARRANTIES .............................................. 22

10.3 REPLACED EQUIPMENT ..................................................... 23

10.4 IN-ORBIT DATA .......................................................... 23


11.  REPRESENTATIONS AND WARRANTIES ......................................... 23

11.1 CONTRACTOR PERSONNEL ................................................... 23

11.2 SOFTWARE AND INVENTION OWNERSHIP ....................................... 23

11.3 AUTHORIZATION .......................................................... 23

11.4 INDUCEMENTS ............................................................ 23


12.  IN-ORBIT PERFORMANCE WARRANTY AND INCENTIVE PAYMENTS ................... 24

12.1 IN-ORBIT PERFORMANCE WARRANTY .......................................... 24

12.2 ADVANCE INCENTIVE PAYMENT AT FINAL ACCEPTANCE .......................... 24

12.3 MONTHLY TRANSPONDER INCENTIVE AMOUNT ................................... 28

12.4 MONTHLY POWER INCENTIVE AMOUNT ......................................... 33

12.5 MEASURING IN-ORBIT PERFORMANCE ......................................... 37

12.6 ECLIPSE ................................................................ 37

12.7 DISPUTED PERFORMANCE ................................................... 37


13.  INSURANCE .............................................................. 38

13.1 GENERAL ................................................................ 38

13.2 REQUIRED INSURANCE ..................................................... 38


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13.3 SUBCONTRACTS............................................................ 40

13.4 DOCUMENTARY EVIDENCE.................................................... 40

13.5 CLAIMS.................................................................. 40


14.  ADDITIONAL SATELLITE OPTION............................................. 40

14.1 DELIVERY SCHEDULE....................................................... 40

14.2 PRICE................................................................... 41

14.3 ADDITIONAL SATELLITE CONTRACT PROVISIONS................................ 41


15.  INDEMNIFICATION,  INTER-PARTY WAIVER OF LIABILITY, AND LIMITATION
     OF LIABILITY AND DISCLAIMER OF WARRANTY ................................ 41

15.1 INDEMNITY BY CONTRACTOR................................................. 41

15.2 INDEMNITY BY ORION...................................................... 42

15.3 INFRINGEMENT............................................................ 43

15.4 INDEMNIFICATION PROCEDURES.............................................. 43

15.5 INTER-PARTY WAIVER OF LIABILITY FOR LAUNCH OPERATIONS................... 44

15.6 WAIVER OF SUBROGATION................................................... 45

15.7 LIMITATION OF LIABILITY................................................. 45

15.8 DISCLAIMER OF WARRANTY.................................................. 45


16.  DISPUTE RESOLUTION...................................................... 46

16.1 INFORMAL DISPUTE RESOLUTION............................................. 46

16.2 ARBITRATION............................................................. 46

16.3 LITIGATION.............................................................. 48


17.  TERMINATION............................................................. 49

17.1 TERMINATION FOR CONVENIENCE............................................. 49

17.2 TERMINATION FOR CONTRACTOR'S DEFAULT.................................... 50

17.3 TERMINATION FOR EXCUSABLE DELAY......................................... 52

17.4 TERMINATION FOR ORION'S DEFAULT......................................... 53

17.5 MITIGATION OF DAMAGES................................................... 54

17.6 RESOLUTION EFFORTS...................................................... 55

17.7 CONTINUED PERFORMANCE................................................... 55


18.  KEY CONTRACTOR PERSONNEL................................................ 55

18.1 KEY POSITIONS........................................................... 55

18.2 ASSIGNMENT OF KEY CONTRACTOR PERSONNEL.................................. 55


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18.3 APPROVED KEY CONTRACTOR PERSONNEL....................................... 56


19.  PERMITS, LICENSES AND GOVERNMENT APPROVALS.............................. 56

19.1 CONTRACTOR RESPONSIBILITY AND EXPENSES.................................. 56

19.2 ORION REVIEW OF GOVERNMENT APPLICATIONS................................. 56

19.3 COMPLIANCE WITH GOVERNMENT REQUIREMENTS................................. 56


20.  ACCESS TO WORK IN PROGRESS.............................................. 57

20.1 GENERAL................................................................. 57

20.2 OFFICE SPACE AND FACILITIES............................................. 57

20.3 DOCUMENTATION........................................................... 58

20.4 MEETINGS AND REVIEWS.................................................... 58

20.5 SUBCONTRACTS............................................................ 59


21.  LICENSE RIGHTS.......................................................... 59

21.1 SOFTWARE, INVENTIONS AND DATA AND DOCUMENTATION......................... 59

21.2 TECHNICAL DATA AND INFORMATION.......................................... 60


22.  CONFIDENTIALITY AND NONDISCLOSURE OF PROPRIETARY INFORMATION............ 63

22.1 DEFINITION AND EXEMPTIONS............................................... 63

22.2 PRIOR APPROVAL OF CERTAIN DISCLOSURES................................... 64

22.3 CONFIDENTIALITY OBLIGATIONS............................................. 64

22.4 COPYING................................................................. 65


23.  YEAR 2000 COMPLIANCE.................................................... 65


24.  CONTRACT MANAGEMENT..................................................... 65

24.1 GENERAL................................................................. 65

24.2 APPROVALS AND ACCEPTANCES............................................... 65

24.3 CONTRACT MONITORING..................................................... 66

24.4 ORION CONSULTANTS....................................................... 66

24.5 SUBCONTRACTING.......................................................... 66


25.  GROUND STORAGE OPTION................................................... 69

25.1 NOTIFICATION............................................................ 69

25.2 STORAGE LOCATION........................................................ 69

25.3 STORAGE PRICES.......................................................... 69

25.4 INVOICING AND PAYMENT................................................... 69


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25.5  TITLE AND RISK OF LOSS................................................. 69

25.6  NOTIFICATION OF INTENTION TO LAUNCH A STORED SPACECRAFT................ 69

25.7  IN-ORBIT PERFORMANCE WARRANTY AND PAYMENTS............................. 70


26.   LAUNCH VEHICLE AGENCY.................................................. 70

26.1  INSURANCE.............................................................. 70

26.2  COMPLIANCE WITH LAWS AND REGULATIONS................................... 70


27.   RESPONSIBILITY FOR THE CONTRACT........................................ 71

27.1  ABILITY TO PERFORM..................................................... 71

27.2  FIXED CONTRACT PRICE................................................... 71

27.3  INCONSISTENCIES IN CONTRACT............................................ 71

27.4  SUBCONTRACTOR COOPERATION.............................................. 72


28.   GENERAL................................................................ 72

28.1  EFFECTIVE DATE OF CONTRACT............................................. 72

28.2  ASSIGNMENT............................................................. 72

28.3  ENTIRE AGREEMENT....................................................... 72

28.4  AMENDMENTS............................................................. 73

28.5  WAIVER OF BREACH OF CONTRACT........................................... 73

28.6  CUMULATIVE REMEDIES.................................................... 73

28.7  SEVERABILITY........................................................... 73

28.8  APPLICABLE LAW......................................................... 73

28.9  NOTICES................................................................ 73

28.10 CONTRACTOR NOT AGENT................................................... 74

28.11 SURVIVAL............................................................... 74

28.12 RELEASE OF INFORMATION................................................. 75

28.13 GOVERNMENT FILINGS..................................................... 75

28.14 IMPROPER PAYMENTS, KICKBACKS, GIFTS, AND GRATUITIES.................... 75

28.15 COMPLIANCE WITH APPLICABLE LAWS........................................ 76

28.16 FINANCING.............................................................. 76


Part 1(A) Terms and Conditions
Issue 1

                              TERMS AND CONDITIONS

     THIS ORION-Z SPACECRAFT PURCHASE CONTRACT (the "Contract") is made and entered into this 15th day of May, 1998 by and between Loral Orion Network Services, Inc., a Delaware corporation with its principal offices located at 2440 Research Boulevard, Rockville, Maryland 20850, U.S.A. ("ORION"), and Space Systems/Loral, Inc., a company organized and existing under the laws of Delaware with its principal offices located at 3825 Fabian Way, Palo Alto, California 94303 ("Contractor"). As used in the Contract, "Party" means either ORION or Contractor, as appropriate, and "Parties" means ORION and Contractor.

     WHEREAS, the primary object of ORION is the carrying on of the business of providing a telecommunications system by the use of space satellites;

     WHEREAS, ORION anticipates providing the business referred to above through the ORION satellite system ("ORIONSAT System");

     WHEREAS, the ORION-Z Spacecraft to be constructed pursuant to the Contract is intended to form part of the space segment of the ORIONSAT System;

     WHEREAS, ORION and Contractor have agreed that Contractor will perform the Work as defined below and that ORION will pay for the Work on the terms and conditions set out in the Contract;

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements contained herein, the Parties agree as follows:

1.   DEFINITIONS AND CONSTRUCTION

1.1  CERTAIN DEFINITIONS.

          In the Contract, the following terms shall have the meaning stated hereunder:

          (a) "ADDITIONAL  SATELLITE"  shall have the meaning  ascribed to it in
Article 14 (Additional Satellite).

          (b) "ADVANCE INCENTIVE PAYMENT" means that portion of the Transponder Orbital Incentive Amount and Power Orbital Incentive Amount paid by ORION to Contractor as an advance incentive payment under Article 12.2 (Advance Incentive Payment at Final Acceptance).

          (c) "AGGREGATE PREDICTED TRANSPONDER LIFE" means the sum of the Predicted Transponder Life of each and every Serviceable Transponder embodied in the Launched ORION-Z Spacecraft.

          (d) "ASSOCIATES" means with respect to an entity, its directors, officers, employees, agents, consultants, and assigns.

          (e) "BUSINESS DAY" means any day other than the following: a Saturday, Sunday or other day on which banks are authorized to be closed in the State of New York.

          (f) "CONSTRUCTIVE TOTAL LOSS" shall have the meaning set forth in ORION's applicable launch insurance policy.

          (g) "CONSULTANT" means any third party authorized by ORION to provide technical and program support and assistance in connection with the performance of the Contract.

          (h) "CONTRACT" means the written instrument herein dated the day and year first written above, including any amendments made pursuant to Article 28.4 (Amendments), embodying the agreement between Contractor and ORION and including the Parts attached hereto and made a part of the Contract.

          (i) "CONTRACT DOCUMENTATION REQUIREMENTS LIST" or "CDRL" means the documentation requirements listed in Part 2(B) to the Contract and provided to Contractor.

          (j) "CONTRACT PRICE" means the total amount set forth in Article 4.2 (Contract Price).

          (k) "CORRECTION PLAN" means a plan submitted by Contractor which details how Contractor shall correct (i) a failure to make adequate progress towards completion of the Work or (ii) a default or breach under the Contract in accordance with Article 17.2.

          (l) "DATA AND DOCUMENTATION" means that data and documentation to be supplied by Contractor pursuant to the requirements of Part 2(A) (Statement of Work) and Part 2(B) (Contract Documentation Requirements List).

          (m) "DEFECT" means (i) with regard to the ORION-Z Spacecraft and all components thereof, any defect in design, material or workmanship, or failure to perform in accordance with the specifications and requirements of the Contract that results in , or is likely to result in , non-compliant ORION-Z Spacecraft performance; (ii) with regard to services, a failure to conform to a high standard consistent with industry practice; and (iii) with regard to Data and Documentation, a failure to meet any specifications or requirements set forth in the Contract.

          (n) "DELIVERABLE ITEM" means the items listed in Table 6.1 of Article 6 (Delivery), including the ORION-Z Spacecraft delivered in-orbit, and Data and Documentation, and other items so identified in amendments to the Contract.

          (o) "DELIVER" and its derivatives (such as "Delivered" and "Delivery") shall have the meaning set forth in Article 5.2 (Payment) and Article 6.1 (Delivery Schedule).

          (p) "DELIVERY DATES" means those dates set forth in Article 6.1.

          (q) "DELIVERY SCHEDULE" means the schedule for Delivery of the Work as set forth in Table 6.1 of Article 6 (Delivery).

          (r) "DEMAND" means, in the context of Article 17.2 (Termination for Contractor's Default), a demand by ORION made of Contractor for Contractor to provide a Correction Plan in the event that Contractor is failing to make adequate progress in the performance of the Contract or is in default or breach.

          (s) "EFFECTIVE DATE" or "EDC" means the effective date of the Contract as set forth in Article 28.1 (Effective Date of Contract).

          (t)  "EQUIPMENT"  means  individual  assemblies,   parts  thereof  and
complete systems.

          (u) "EXCUSABLE DELAY" has the meaning set forth in Article 6.3 (Excusable Delay).

          (v) "FINAL ACCEPTANCE" has the meaning set forth in Article 7.5 (Final Acceptance of ORION-Z Spacecraft).

          (w) "IN-ORBIT ACCEPTANCE REQUIREMENTS" means Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements).

          (x) "IN-ORBIT ACCEPTANCE TEST PLAN" means that document that is a Deliverable Item under Part 2(B) (Contract Documentation Requirements List) and as described in Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) of the Contract.

          (y) "IN-ORBIT ACCEPTANCE TEST REPORT" or "IN-ORBIT ACCEPTANCE REPORT" means that document that is a Deliverable Item under Part 2(B) (Contract Documentation Requirements List) and as described in Part 2(A) (Statement of
Work) and Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) of the Contract.

          (z) "IN-ORBIT PERFORMANCE WARRANTY PERIOD" shall have the meaning ascribed to it in Article 12.1 (In-Orbit Performance Warranty).

          (aa)   "INCLUDING"  and  its   derivatives   (such  as  "include"  and
"includes") shall mean including without limitation. This term is as defined, whether or not capitalized in this Agreement.

          (bb) "INITIAL PAYMENT" means the aggregate amount representing cumulative Milestone Payments due to Contractor as of the Effective Date of the Contract as determined in accordance with Part 1(B) (Payment Milestone Schedule and Termination Liability Amounts).

          (cc) "INTENTIONAL IGNITION" means the point in time in the ignition process of an Ariane 44LP Launch Vehicle, for the purpose of Launch, when the command signal sent from the launch control console is received by the Launch Vehicle, which command signal is intended to and does ignite the propellant system for the purpose of Launch.

          (dd) "INVOICE" means an invoice in the form of Annex A to this Part 1(A) of the Contract.

          (ee) "L-X" means x months prior to the Scheduled Launch Date. For example, if the Scheduled Launch Date is January 1, 1999, then L-6 means July 1, 1998.

          (ff) "L+X" means x months after the Scheduled Launch Date. For example, if the Scheduled Launch Date is January 1, 1999, then L+1 means February 1, 1999.

          (gg) "LAUNCH" means Intentional Ignition followed by the opening of the table clamps.

          (hh) "LAUNCH AGENCY" means Arianespace or such other Subcontractor as is selected to supply, integrate and launch the Launch Vehicle, and provide other launch services until separation of the ORION-Z Spacecraft from the Launch Vehicle.

          (ii) "LAUNCH AGREEMENT" means the agreement between Contractor and the Launch Agency to perform the launch of the ORION-Z Spacecraft.

          (jj) "LAUNCH SERVICES" means the launch campaign/transportation, launch services, mission planning and launch/early operations phase services as more particularly set forth in Section 7 of Part 2(A) (Statement of Work).

          (kk) "LAUNCH TERMINATION" means the point in time when, following Terminated Ignition, the launch pad is officially declared safe by the Launch Agency

          (ll) "LAUNCH VEHICLE" means the Ariane 44LP.

          (mm) "LAUNCHED ORION-Z SPACECRAFT" means the ORION-Z Spacecraft after its Launch.

          (nn) "LOSSES" mean all losses, liabilities, damages, royalty payments and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).

          (oo) "MAJOR SUBCONTRACT" means a Subcontract that is of a value exceeding Two Million, Five Hundred Thousand Dollars ($2,500,000) or of importance or critical in nature to the overall program (e.g., a Subcontract for major or critical units, subsystems or other items or services).

          (pp) "MILESTONE PAYMENT" means those payments listed as Milestone Payments in Part l(B) (Payment Milestone Schedule and Termination Liability Amounts) of the Contract.

          (qq) "MISSION SPECIFIC HARDWARE AND SOFTWARE" means those items of hardware and software described in Section 10 of Part 2(A) (Statement of Work) of the Contract.

          (rr) "MONTHLY POWER INCENTIVE AMOUNT" means the Power Incentive Amount paid at Final Acceptance divided into one hundred fifty-six (156) equal monthly amounts.

          (ss) "MONTHLY TRANSPONDER INCENTIVE AMOUNT" means the Transponder Incentive Amount paid at Final Acceptance divided into one hundred fifty-six
(156) equal monthly amounts.

          (tt) "ON-GROUND TEST REQUIREMENTS" means the test plans and test procedures set forth in Part 3(C) (On-Ground Test Requirements) of the Contract.

          (uu) "ORBITAL INCENTIVE AMOUNT" means a firm fixed sum of [ ] * [ ] equivalent to the sum of the Power Orbital Incentive Amount and the Transponder
* Orbital Incentive Amount.

          (vv) "ORION PERSONNEL" mean ORION's employees or representatives, or its Consultant's employees or representatives.

          (ww) "ORION-Z SPACECRAFT" means the satellite to be constructed and Delivered to ORION as part of the Work and as identified in Part 2(A) (Statement of Work) of the Contract.

          (xx) "PAYMENT MILESTONE" means the task to be performed or event to occur before payment is due under Article 5 (Invoicing and Payment) and Part 1
(B) (Payment Milestone Schedule and Termination Liability Amounts).

          (yy) "POWER ORBITAL INCENTIVE AMOUNT" means a firm fixed sum of [ ] * [ ]. *

          (zz) "PREDICTED TRANSPONDER LIFE" means the period of time, measured in years and portions thereof, over which a Serviceable Transponder can be operated, commencing from the date of Delivery of the Preliminary In-Orbit Acceptance Report, this period of time being equal to whichever is the shortest of:

               (1)  thirteen (13) years, or

               (2) the ORION-Z Spacecraft predicted propellant life calculated in accordance with Section 5 of Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) of the Contract, or

               (3) the period of time over which there is predicted to be sufficient solar array power to operate such Serviceable Transponder co-extensively with all other Serviceable Transponders, calculated in accordance with Section 5 of
                    Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) of the Contract.

          (aaa)   "PRIMARY   TRANSPONDER"   means  a   transponder   where   the
communication signals are received from and transmitted to the ground.

          (bbb) "REVENUE" means all amounts received by ORION with respect to an individual Primary Transponder, whether as a result of its sale, lease, license or other disposition, it being understood that, if said amounts are not received in equal monthly installments, the total amount received or to be received by ORION shall be deemed received in equal monthly installments over the remainder of the Predicted Transponder Life of such Transponder.

          (ccc) "SATISFACTORILY OPERATING PRIMARY TRANSPONDER" means a Primary Transponder which is capable of meeting (i) the requirements of Part 3(A) (Technical Specifications for ORION-Z Spacecraft) regarding Primary Transponder performance and (ii) the Primary Transponder Test Requirements set forth in Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements).

          (ddd) "SATURATED TRANSPONDER" means a Primary Transponder whose output power amplifier is driven at its maximum designed end-of-life RF power output point.

          (eee) "SCHEDULED LAUNCH DATE" means the calendar date on which Launch is scheduled to occur.

          (fff) "SENIOR EXECUTIVE" means each of the senior executives designated from time to time in writing, by ORION and by Contractor, respectively, to be their representatives for the purposes of dispute resolution under the Contract.

          (ggg) "SERVICEABLE TRANSPONDER" means a Primary Transponder that meets the requirements set forth in Section 5 of Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) of the Contract and is determined, pursuant to
Section 5.2 thereof, to be capable of operation in accordance with such requirements during a period of eclipse. In the event that the Launched ORION-Z Spacecraft has insufficient energy to operate [ ] Serviceable * Transponders at
2.2 dB output backoff and single amplifier mode in beginning of life eclipse, those specific Transponders, if any, which failed the testing requirements of
Section  5.2 of Part

3(D) will only be counted once in determining the total number of Transponders that are Serviceable Transponders.

          (hhh) "STATEMENT OF WORK" or "SOW" means the Work described in Part 2(A) (Statement of Work) to the Contract and to be provided by Contractor.

          (iii) "SUBCONTRACT" means a contract awarded by Contractor to a Subcontractor or a contract awarded by a Subcontractor at any tier of performance of any work specified in the Contract.

          (jjj)  "SUBCONTRACTOR"  means a person, firm,  corporation or business
entity  that  has  been  awarded  a   Subcontract   by   Contractor  or  another
Subcontractor to provide a portion of the Work covered by the Contract.

          (kkk) "TECHNICAL SPECIFICATIONS" means the technical specifications set forth in Part 3(A) (Technical Specifications for ORION-Z Spacecraft) of the Contract.

          (lll) "TERMINATED IGNITION" means, following Intentional Ignition, the Launch sequence is shut down before Launch.

          (mmm) "TERMINATION LIABILITY AMOUNTS" means the amounts listed as Termination Liability Amounts in Part 1(B).

          (nnn) "TRANSPONDER" means an individual transmission channel of defined bandwidth providing a path, inclusive of amplification, frequency translation and frequency channelization, from a receive antenna with defined coverage and polarization to a transmit antenna also with defined coverage and polarization.

          (ooo) "TRANSPONDER ORBITAL INCENTIVE AMOUNT" means a firm fixed sum of [ ] * [ ]. *

          (ppp) "WORK" means the whole of the work described in Part 2(A) (Statement of Work) and elsewhere in the Contract and where the context so permits or requires, "Work" includes any part or parts of the Work. The Work includes all elements and phases of delivering the operational ORION-Z Spacecraft in-orbit from design and manufacture, through Launch, Launch Services and in-orbit testing, including provision of all Equipment and Data and Documentation related thereto, including Deliverable Items, as specified in the Contract.

1.2  OTHER TERMS.

     Other terms in the Contract are defined in the context in which they are used and shall have the meanings there indicated.

1.3  PARTS.

          The following documents hereby constitute the Contract:

          (a)  Part 1(A) - Terms and Conditions

          (b) Part 1(B) - Payment Milestone Schedule and Termination Liability Amount

          (c)  Part 1(C) - Key Contractor Positions

          (d)  Part 2(A) - ORION-Z Statement of Work (SOW)

          (e)  Part  2(B) - ORION-Z  Contract  Documentation  Requirements  List
               (CDRL)

          (f)  Part 3(A) - Technical Specifications for ORION-Z Spacecraft

          (g)  Part 3(A), Annex A - Radiation Environment Specification

          (h)  Part 3(B) - ORION-Z Spacecraft Product Assurance Requirements

          (i)  Part 3(C) - ORION-Z Spacecraft On-Ground Test Requirements

          (j) Part 3(D) - ORION-Z In-Orbit Commissioning and Acceptance Test Requirements

          (k)  Part 3(E) - Dynamic Spacecraft Simulator Specification

          (l) Part 3(F) - ORION Z Spacecraft SCF and Software Requirements Specification

          (m)  Part 4 - RESERVED

          (n)  Part 5 - Satellite Storage Plan

1.4  INTEGRATION AND CONSTRUCTION.

          (a) Notwithstanding anything herein to the contrary, the documents listed in Article 1.3 shall be deemed to constitute one fully integrated agreement between the Parties. In the event of any ambiguity, conflict or inconsistency among the provisions of the various parts of the Contract, such conflict or inconsistency shall be resolved by giving a descending level of precedence to the documents listed in Article 1.3.

     (b) In the event the Parties are unable to resolve any ambiguity, conflict or inconsistency that affects the Work, ORION shall direct Contractor and Contractor shall follow such direction as to the interpretation to be followed in carrying out the Work. If Contractor disputes ORION's interpretation and such interpretation results in delay and/or increased costs and/or risks, either Party may proceed under Article 16 (Dispute Resolution) to resolve such dispute.

1.5  HEADINGS.

     The Article headings are for convenience of reference only and shall not be considered in interpreting the text of the Contract. Words in the singular include the plural and vice versa and words imputing the masculine gender include the feminine and neuter genders where the context so requires.


2.   CONTRACTOR SCOPE OF WORK

2.1  SCOPE OF WORK.

     Contractor shall furnish the Work in accordance with the provisions of the Contract. In the performance of the Work, Contractor shall supply all personnel, materials and facilities necessary therefore.

3.   ORION SCOPE OF WORK

3.1  SCOPE OF WORK.

     The primary ORION responsibilities necessary to enable Contractor to perform Work in certain defined areas are identified in Part 2(A) (Statement of Work).

     Orion's failure to timely perform one or more of its responsibilities under the Contract shall entitle Contractor to an equitable adjustment to the Contract Price and Delivery Schedule, provided Contractor provides ORION reasonable notice of non-performance and reasonable opportunity to cure.

4.   CONTRACT PRICE AND OTHER CHARGES

4.1  GENERAL.

     All charges for the Work are set forth in this Article 4 and Article 12 (In-Orbit Performance Warranty and Incentives) and, if an Additional Satellite is ordered, Article 14 (Additional Satellite), and if ground storage is ordered,
Article 25 (Ground Storage Option), as such articles may be amended pursuant to Articles 8 (Changes in Scope of Work) and 28.4

(Amendments). ORION shall not be required to pay Contractor any amounts for the Work in addition to those payable to Contractor under this Article 4, Article 12, Article 14 and Article 25.

4.2  CONTRACT PRICE.

     (a) ORION shall pay to Contractor the sum of One Hundred Fifty-Five Million Five Hundred Thirty Thousand Dollars ($155,530,000) as the Contract Price for the performance of the Work under the Contract. Upon the full and timely completion and delivery, as required, of the items of Work specified in the Contract, and acceptance of such items by ORION in accordance with the requirements of the Contract, Contractor shall be entitled to payment by ORION in accordance with the provisions of Article 5 (Invoicing and Payment).

     (b) The Contract Price shall comprise the following elements:


================================================================================
                            TABLE 4.2 CONTRACT PRICE
--------------------------------------------------------------------------------

ITEM                                                                                 $U.S.

1.      ORION-Z  Spacecraft  delivered in orbit  (including  cost of Ariane 44LP     $[              ] *
        Launch Vehicle, any Launch Services, Data and Documentation,  Operations
        Training,  Mission  Specific  Hardware  and  Software,  and the  Dynamic
        Software Simulator)

2.      Orbital Incentive Amount                                                     $[              ] *

        CONTRACT PRICE TOTAL                                                         $ 155,530,000

     (c) The Contract Price includes all charges for Data and Documentation, operations training, interest, the insurance specified in Article 13 and 26.1, shipping costs and all other assessments, including all applicable duties and/or taxes. Contractor shall pay any duty and/or tax levied by any governmental agency as may be required by law to be paid in the performance of Contractor's obligations under the Contract. Except as expressly provided in the Contract, the Contract Price is not subject to any escalation, or to any adjustment or revision by reason of the actual cost incurred by Contractor in performance of Contractor's obligations under the Contract.

5.   INVOICING AND PAYMENT

5.1  INVOICING.

     (a) Upon successful performance of the Work associated with each Payment Milestone, Contractor shall submit an Invoice in the amount specified in Part 1(B) (Payment Milestone Schedule and Termination Liability Amounts) for that Payment Milestone. Each such Invoice shall be accompanied by a certificate in the form of Annex A hereto together with such supporting data as Contractor deems necessary or appropriate. This Article 5.1 shall also apply to the Initial Payment.

     (b) Except as otherwise expressly stated herein, all other amounts due to Contractor under the Contract shall be invoiced in accordance with the procedures set forth in this Article 5.1.

     (c) Contractor shall first submit its Invoice via electronic communications media (e.g., facsimile) to be followed by the original Invoice. Provided ORION receives the original Invoice within five (5) days after receipt of the electronic communication, the date of receipt of the electronic communication shall be deemed the date of receipt of the Invoice and the start of the payment period; otherwise, the date of receipt of the original Invoice shall be deemed the date of receipt of the Invoice and the start of the payment period. Contractor shall submit copies of the Invoice to:

               ORION
               2440 Research Boulevard
               Suite 400
               Rockville, Maryland 20850
               United States of America
               Fax: (301) 258-3360
               Attention: Denise Olmsted

5.2  PAYMENT.

     (a) With the exception of the Initial Payment, which shall be paid simultaneously with the Effective Date of the Contract, ORION shall make Milestone Payments to the Contractor in accordance with the Milestone Payment Plan specified in Part 1(B) as adjusted by Article 28.4. Each Milestone Payment shall be payable by the Contractor submitting to ORION a Request for Payment accompanied by a certificate in the form of Annex A hereto together with such supporting documentation the Contractor deems necessary or appropriate. ORION shall pay Contractor, within thirty (30) days from the date of receipt (as determined in accordance with Article 5.1(c)) of such Invoice, the total amount claimed by Contractor on such Invoice; provided, however, that (i) the Work associated with the applicable Payment Milestone has been Successfully Completed, Conducted, or Delivered (as each term is defined in Article 5.2(e) below), as applicable, (ii) the certificate in the form of Annex A hereto has been executed by both ORION and Contractor; and (iii) for the month when such Invoice would be due for payment, the aggregate amount (including such Invoice) paid by ORION to that point in time would not exceed the aggregate amount scheduled to be paid to that point in time in accordance with Part 1(B). There shall be only one (1) payment made to Contractor per calendar month.

     (b) Where the thirty-day period specified in (a) above causes a payment to become due on a non-Business Day, such payment shall be due on the next Business Day.

     (c) In the event Contractor completes any Payment Milestone in advance of the time scheduled for payment of such Payment Milestone as set forth in Part 1(B), Contractor shall have the right to submit an Invoice for such Payment Milestone and ORION shall be required to pay such Invoice; provided, however, that (i) the Work associated with the Payment Milestone has been Successfully Completed, Conducted or Delivered, as applicable, and (ii) for the month when such Invoice would be due for payment, the aggregate amount (including such Invoice) paid by ORION to that point in time would not exceed the aggregate amount scheduled to be paid to that point in time in accordance with Part 1(B).

     (d) The following terms shall have the meanings stated herein, applicable to the Payment Milestones set forth in Part l(B):

          (1) "SUCCESSFULLY COMPLETED" as it pertains to test milestones means that:

                  (i) test(s) shall have been conducted in accordance with the applicable On-Ground Test Requirements;

                  (ii) test results shall be within the limits prescribed in the On-Ground Test Requirements, or noncompliance with such requirements shall have been identified, reviewed and corrected in accordance with the Contract; and

                  (iii) test  results  shall  have been  provided  in writing to
                        ORION in accordance with the Contract.

          (2) "CONDUCTED" as it pertains to the conduct of design reviews means, as applicable, that:

               (i) design review data packages shall have been submitted to ORION in accordance with the Contract;

               (ii) design review meetings shall have been held, and action items and minutes issued, in accordance with the Contract; and

               (iii) design review action items have been completed.

               (3) "DELIVERED" means that the applicable item (for example, ORION-Z Spacecraft, Launch Vehicle, Equipment, services, and Data and Documentation) described in Part 1 (B) (Payment Milestone Schedule and Termination Liability Amounts) conforms to the requirements of the Contract and has been delivered to ORION in accordance with the provisions of Article 6 (Delivery).

5.3  METHOD OF PAYMENT.

     (a) Amounts payable to either Party shall be remitted by wire transfer to the following bank accounts, as applicable:

             ORION         The Chase Manhattan Bank, N.A.
                           New York, New York
                           [                               ]                  *
                           For the account of Orion Network Systems, Inc.
                           [                                   ]              *

             Contractor    Bank of America, NT & SA
                           Chicago, Illinois
                           [                            ]                     *
                           For the account of Space Systems/Loral, Inc.
                           [                            ]                     *


     (b) Any payment shall be deemed to have been made when credit for the amount is established in the above bank account. Each Party shall notify the other in writing within ten (10) days of a change to its respective bank accounts.

5.4  LATE PAYMENT FEE.

     Each Party shall be entitled to the interest due on any amounts properly due but not paid to such Party for each day after the date such amount is due. Such interest shall be paid within ten (10) days of the date of the determination such interest is due. Interest shall be at an annual compounded rate of LIBOR plus three percent (3%).

5.5  OTHER PAYMENTS.

     Except as otherwise expressly stated herein, all other payments due and payable to Contractor shall be made in accordance with the procedures set forth in Article 5.3 (Method of Payment) within thirty (30) days after the date of receipt (as determined in accordance with Article 5.1(c)) of the corresponding Invoice.

5.6  RIGHT OF SET-OFF.

     Any amount payable or refundable by Contractor to ORION under the Contract, including any payment due as a result of any price adjustment for late delivery or failure to earn incentive amounts, and any finally adjudicated claim for payment made by ORION against Contractor within the purview of the Contract, may be deducted by ORION from any payment due, or to become due, to Contractor on any account whatsoever under the Contract as ORION in its sole discretion may decide.

5.7  DISPUTED CHARGES.

     Subject to Article 5.6, ORION shall pay undisputed charges when such payments are due under this Article 5, Article 12 (In-Orbit Performance Warranty and Incentives), Article 14 (Additional Satellite) or Article 25 (Ground Storage Option).

6.   DELIVERY

6.1  DELIVERY SCHEDULE.

     (a) "Delivery" shall be deemed to have occurred for each Deliverable Item upon its Final Acceptance by ORION. The Delivery of the ORION-Z Spacecraft is to be in orbit. Subject to Articles 6.3 and 28.4, Deliverable Items, as listed in Table 6.1 below, shall be Delivered by Contractor to the destinations indicated, on or before the dates ("Delivery Dates") specified in such table.

================================================================================
                                    TABLE 6.1
                                DELIVERY SCHEDULE
--------------------------------------------------------------------------------

     DELIVERABLE ITEM                 DELIVERY DATE         DESTINATION

1.   ORION-Z Spacecraft               June 30, 1999         In Orbit at 12o W.L.

2.   Data & Documentation             Per CDRL              Per CDRL

3.   Operations Training              Per SOW               ORION MCC

4.   Mission Specific Hardware and    Per SOW, Annex A      MCC and TT&C
     Software

5.   Dynamic Spacecraft Software      Per SOW               Rockville, MD
     Simulator

     (b) Notwithstanding any other provision of the Contract, Contractor shall advise ORION immediately by telephone and confirm in writing any event, circumstance or development that materially threatens (i) the quality of any ORION-Z Spacecraft or component part thereof, as well as any services, Data and Documentation or Equipment to be provided hereunder, or (ii) the Delivery Dates established in Table 6.1 above.

6.2  DELAY.

     (a) Contractor acknowledges and agrees that failure to duly Deliver the ORION-Z Spacecraft in orbit on or before the Delivery Date specified in Table
6.1 above may be the sole or partial cause of substantial financial loss or damage being sustained by ORION due to the cost of alternative means of providing service to customers and loss of continuity of service. Subject to the provisions of Article 6.3 (Excusable Delay), if the Delivery in orbit of the ORION-Z Spacecraft occurs later than the applicable Delivery Date due to any reason other than Constructive Total Loss, Contractor agrees to pay to ORION on demand liquidated damages from and including the [ ] Calendar Day of lateness up to and including the [ ] * [ ] Calendar Day of lateness (the "Liquidated Damages Period) in the * amount of [ ] per day for each Calendar Day in the * Liquidated Damages Period. The remedy provided in Article 6.2(a) is not exclusive of any other remedy provided in the Contract.

6.3  EXCUSABLE DELAY.

     (a) Any delay in the performance of the Work caused by an event that is beyond the control of Contractor or its Subcontractors, such as, but not limited to, any acts of government in its contractual or sovereign capacity, fire, flood, epidemic, quarantine restriction, freight embargo, or acts of God, or any postponement by the Launch Agency of launch of the ORION-Z Spacecraft, or acts or omissions of ORION that unreasonably delay or hinder Contractor's performance or failure by ORION to meet its responsibilities under the Contract, and which delay could not have been avoided by Contractor or Subcontractor through the exercise of reasonable foresight or reasonable precautions and cannot be circumvented by Contractor through the use of alternate sources, work-around plans, or other means, shall constitute a basis for excusable delay ("Excusable Delay") if notice thereof is given to ORION, in writing, within three (3) Business Days after Contractor shall have first learned of an occurrence of such an event or with regard to the Launch Vehicle, the probability of the occurrence of such event. Such notice shall include a detailed description of the portion of the Work affected by such a delay, as well as details of any work-around plans, alternate sources or other means Contractor will utilize to forestall a delay to the Delivery Schedule stated in Article 6 (Delivery). Written notice must also be given to ORION when the event constituting an Excusable Delay appears to have ended. In all events, Contractor shall use reasonable efforts to avoid or minimize such delay. In addition, ORION's exercise of its rights under Article 25 (Ground Storage Option) due to circumstances caused by ORION shall constitute an Excusable Delay.

     (b) Contractor shall be entitled to such extensions of time as are reasonable for the Excusable Delay. In the event ORION disputes the Excusable Delay, ORION must inform Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event constituting an Excusable Delay and, if the Parties have not resolved the dispute within the ten
(10) Business Days of Contractor's receipt of written notice from ORION, the dispute shall be resolved pursuant to Article 16 (Dispute Resolution).

     (c) In the event of an Excusable Delay, there shall be an equitable adjustment to the Delivery Schedule set forth in Table 6.1, Article 6 (Delivery) and the Delivery Schedule set forth in Article 14 (Additional Satellite) to the extent such Excusable Delay affects such delivery schedules and to such other terms in the Contract as applicable; provided, however, that the occurrence of an Excusable Delay shall not entitle Contractor to an increase in the Contract Price (unless such Excusable Delay is caused solely or substantially by ORION's acts or omissions that unreasonably delay or hinder Contractor's performance or ORION's failure to meet its responsibilities). Any extension of time or other relief granted under this Article 6.3 shall be formalized by the execution of an amendment to the Contract in accordance with Article 28.4.

7.   ACCEPTANCE TESTING AND FINAL ACCEPTANCE

7.1  GENERAL.

     Each  Deliverable  Item under the Contract  shall be accepted by ORION upon
Contractor's  successful   demonstration  of  its  timely  compliance  with  the
requirements of the Contract.

7.2  ACCEPTANCE TESTING.

     Contractor agrees to notify ORION in writing ten (10) days in advance of conducting acceptance tests for Deliverable Items and pre-launch tests of the integrated ORION-Z Spacecraft. Upon compliance with the notification requirement, ORION's absence at such tests shall neither be a cause of delaying the acceptance tests nor invalidating the test results obtained therefrom.

7.3  PRE-LAUNCH CERTIFICATION.

     Upon completion of the pre-launch tests at the launch site in accordance with the requirements of the Contract, Contractor shall furnish ORION with pre-launch certification as soon as feasible prior to Launch.

7.4  FINAL ACCEPTANCE OF DATA AND DOCUMENTATION.

     (a) "Final Acceptance" (and therefore, Delivery) of Data and Documentation shall occur only when:

          (1) Contractor has fulfilled the Contract's requirements for the Data and Documentation; and

          (2) the Data and Documentation has been delivered at the place referenced in Table 6.1 of Article 6 (Delivery) in a condition fully conforming to the provisions of the Contract.

     (b) Data and Documentation not requiring approval by ORION in accordance with Part 2(B) shall be deemed to have achieved Final Acceptance unless rejected by ORION in writing within ten (10) Business Days after receipt of said Data and Documentation by ORION. If such Data and Documentation is unacceptable, ORION shall, within the said ten (10) Business Days, notify Contractor in writing in which respects the Data and Documentation fails to conform to applicable requirements of the Contract. Any Data and Documentation that fails to conform to applicable requirements of the Contract with respect to which ORION has so notified Contractor as being non-conforming, shall be deemed under the Contract not to have been delivered unless and until the Defects that resulted in such rejection have been remedied or demonstrated not to exist pursuant to verification procedures in accordance with the Contract, and the Data and Documentation is at the destination referenced in Table 6.1 of Article 6
(Delivery) whereupon ORION shall accept the Data and Documentation in writing and Final Acceptance shall occur.

     (c) Final Acceptance of any Data and Documentation requiring approval by ORION in accordance with Part 2(B) shall occur when such approval has been granted by ORION in writing. ORION shall respond under this Article 7.4 within ten (10) Business Days after receipt of such Data and Documentation by ORION; failing such response, the Parties shall be deemed forthwith to be in dispute and their rights shall be determined in accordance with the provisions of Article 16 (Dispute Resolution) hereof.

     (d) The provisions of this Article 7.4 shall not apply to the Final Acceptance of a Launched ORION-Z Spacecraft or to the Preliminary In-Orbit Acceptance Report. The Final Acceptance of the Launched ORION-Z Spacecraft and of the In-Orbit Acceptance Report essential thereto shall be governed by Article 7.5.

7.5  FINAL ACCEPTANCE OF ORION-Z SPACECRAFT.

     (a)  In-Orbit Acceptance Report.

          (1) Upon arrival at its designated orbital location, Contractor will perform the tests and analyses set forth in Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) for the Launched ORION-Z Spacecraft to determine the Aggregate Predicted Transponder Life of the Launched ORION-Z Spacecraft. The results of such tests and analyses will be furnished to ORION in Preliminary and Final In-Orbit Acceptance Reports prepared by Contractor for the Launched ORION-Z Spacecraft in accordance with
               Part 2(A)(SOW), Part 2(B)(CDRL) and Part 3(D).

          (2) Within forty-five (45) days after Launch of the ORION-Z Spacecraft, Contractor shall furnish to ORION the Preliminary In-Orbit Acceptance Report in full compliance with Part 2(A),
               Part 2(B) and Part 3(D) in respect of the Launched ORION-Z Spacecraft, and, within sixty (60) days after Launch, Contractor shall furnish to ORION the Final In-Orbit Acceptance Report in full compliance with Part 2(A), Part 2(B) and Part 3(D).

          (3) Unless the ORION-Z Spacecraft is a Constructive Total Loss, Final Acceptance (and therefore, Delivery) of the ORION-Z Spacecraft will take place upon receipt by ORION of the Preliminary In-Orbit Acceptance Report demonstrating that the ORION-Z Spacecraft is in full compliance with Part 3(A) and Part 3(D).

          (4) Unless ORION responds to the Preliminary In-Orbit Acceptance Report within thirty (30) days after receipt thereof, or such other period of time acceptable to both Parties, the report shall be deemed acceptable.

          (5) If ORION's response under Article 7.5(a)(4) contests the findings of the Preliminary In-Orbit Acceptance Report, the Parties shall be deemed forthwith to be in dispute and either Party may proceed under Article 16 to have such dispute resolved.

          (6) The existence of a dispute shall not affect Final Acceptance set forth above.

8.   TITLE TO DELIVERABLE ITEMS AND RISK OF LOSS

8.1  ORION-Z SPACECRAFT.

     (a) Risk of loss or damage to the ORION-Z Spacecraft shall pass from Contractor to ORION at the time of Intentional Ignition of the ORION-Z Spacecraft. Title to the ORION-Z Spacecraft, free and clear of all liens and encumbrances of any kind shall pass from Contractor to ORION upon Final Acceptance of the ORION-Z Spacecraft in accordance with Article 7, (Acceptance Testing and Final Acceptance - Deliverable Items).

     (b) In the event of the occurrence of a Terminated Ignition of the Launch Vehicle used for Launch of the ORION-Z Spacecraft to be delivered hereunder, the Parties agree that Contractor shall re-assume risk of loss of the ORION-Z Spacecraft upon Launch Termination and will thereafter immediately commence work required to ready the ORION-Z Spacecraft for a Launch Vehicle re-launch (including, as applicable, demating and defueling of the ORION-Z Spacecraft, procurement of pre-launch/transit insurance(s), storage, shipping of the ORION-Z Spacecraft back to Palo Alto, CA, refurbishing, retesting, re-shipping, and re-initiation and performance of a subsequent Launch, and any other related effort). It is agreed by the Parties that such support shall be provided at ORION's expense and shall be subject to an equitable adjustment to the Contract Price and schedule as mutually agreed to by the Parties. Equitable adjustment for such work and all affected terms of this Contract, and its Parts, as applicable, shall be negotiated within thirty (30) days of the Terminated Ignition or as otherwise agreed to by the Parties, and the Parties agree, pending final negotiation of an equitable adjustment, to perform their respective obligations described elsewhere in this Contract.

     (c) In the event of a Constructive Total Loss, title free and clear of all liens and encumbrances of any kind shall pass to ORION. In such event, at ORION's direction, Contractor shall surrender the ORION-Z Spacecraft to the insurers obligated to cover such loss.

8.2  DATA AND DOCUMENTATION

     The license rights set forth in Article 21.1 and risk of loss or damage to Data and Documentation delivered under the Contract shall pass from Contractor to ORION at the time of Final Acceptance in accordance with Article 7 (Acceptance Testing and Final Acceptance - Deliverable Items).

8.3  OTHER DELIVERABLE ITEMS.

     Title, free and clear of all liens and encumbrances of any kind, and risk of loss or damage to each Deliverable Item (other than the ORION-Z Spacecraft and Data and Documentation) delivered under the Contract shall pass from Contractor to ORION at the time of Final

Acceptance by ORION in accordance with Article 7 (Acceptance Testing and Final Acceptance - Deliverable Items).

9.   CHANGES IN SCOPE OF WORK

9.1  CHANGES REQUESTED BY ORION.

     (a) ORION may, at any time after the Effective Date of the Contract, by written change order issued by ORION make changes within the general scope of the Contract that will add or delete Work, affect the design of the ORION-Z Satellite, change the time or place of delivery or affect any other requirement of the Contract.

     (b) Contractor shall perform the Work in accordance with such orders and changes as if the same had appeared in and formed part of the Contract.

     (c) If any such change causes an increase or decrease in the cost of the Work, or the time required for the completion of the Work to be provided herein, or otherwise affects any other provision of the Contract, an equitable adjustment shall be made to the Contract Price, the Delivery Schedule or both, and to such other provisions as may be affected. The Parties shall consider, negotiate and agree to such equitable adjustments in a timely manner, and the Contract shall be amended in accordance with Article 28.4 (Amendments).

     (d) ORION shall have the right to prescribe the manner in which  Contractor
shall   dispose  of  any  Work  made  obsolete  as  a  result  of  such  orders, dispensations or changes.

     (e)  Nothing  in  this  Article  shall  excuse   Contractor  from  promptly
proceeding with the additions, dispensations or changes specified in the change order.

9.2  CHANGES REQUESTED BY CONTRACTOR.

     (a) Contractor may, at any time after the Effective Date of the Contract, provide ORION with a request for a change or waiver in the whole or any part of the Work or schedules herein, provided that Contractor shall use reasonable efforts to submit such request in writing to ORION at least sixty (60) days prior to the proposed date of any change or waiver that would add or delete work, affect the design of the ORION-Z Spacecraft, change the method of shipment or packing, or place or time of delivery, or would affect any other requirement of the Contract.

     (b) If such Contractor-requested change or waiver would cause an increase or decrease in the Contract Price or Delivery Schedule, Contractor shall submit to ORION, concurrent with the requested change, the details of such increase or decrease.

     (c) Contractor shall not proceed with the requested change or waiver unless and until ORION agrees with and accepts such change or waiver.

     (d) ORION shall notify Contractor in writing, within thirty (30) days after receipt of a request from Contractor for a change or waiver, whether or not it agrees with and accepts such change or grants such waiver. If ORION agrees with and accepts such change or grants such waiver, Contractor shall proceed with the performance of the Contract as changed or waived and an amendment to the Contract reflecting such change and price adjustment, if any, in accordance with
Article 28.4 (Amendments), shall be issued. If ORION does not agree with the change or waiver as requested, the Parties shall attempt to reach agreement on such change or waiver. In the event the Parties are unable to reach agreement on the change or waiver, or on the applicable price adjustment, if any, or both, Contractor shall proceed with the performance of the Contract as unchanged.

10.  CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES

10.1 CORRECTIVE MEASURES.

     (a)  Notice.

          (1) ORION shall notify Contractor in writing when it believes any Defect exists in the ORION-Z Spacecraft, the services and/or the Data and Documentation. Contractor may from time to time advise ORION in writing that it disagrees with ORION as to the existence or nature of a Defect. In such event, the Parties shall negotiate in good faith to determine what Defect exists, if any, and any action required to remedy such Defect.

          (2) Notwithstanding any other provision of the Contract, Contractor shall advise ORION immediately by telephone and confirm in writing any event, circumstance or development that materially threatens the quality of the ORION-Z Spacecraft, or component part thereof as well as any services and/or Data and Documentation to be provided hereunder or the Delivery Dates established.

     (b)  Defect in ORION-Z Spacecraft.

          (1) Without limiting the obligations of Contractor or the rights of ORION under the provisions of the Contract, prior to Launch, Contractor shall, at its expense, use its best efforts to promptly correct any Defect related to the ORION-Z Spacecraft that it or ORION discovers during the course of the Work, and notwithstanding that a payment may have been made in respect thereof, and regardless of prior reviews, inspections, approvals or acceptances. This provision is subject to the right of Contractor to have any items containing a Defect returned at Contractor's expense to Contractor's facility for Contractor to verify the non-conformance and to correct the Defect. All transportation costs such as packaging, shipping and insurance, shall be paid by Contractor, except that if it is reasonably determined after investigation that ORION directly caused the Defects in question, or that the item is in conformance with applicable specifications and requirements, ORION will reimburse Contractor for the above-described costs and will pay all costs associated with the shipment to and from Contractor's facility.

          (2) If Contractor fails to so correct such Defects within a reasonable time after notification from ORION, and after the Parties have followed the provisions of Article 10.1 (a)(1) above (including agreement on the existence of such Defect), ORION may, by separate contract or otherwise, correct or replace such items or services, and, unless it is reasonably determined after investigation that ORION directly caused the Defect in question, or that the item or service is in conformance with applicable specifications or requirements, Contractor shall pay to ORION the direct actual cost of such correction or replacement. The amount payable by Contractor shall be verified at Contractor's request by an internationally recognized firm of accountants appointed by Contractor, such appointment to be approved by ORION and such approval not to be unreasonably withheld or delayed. The costs of such verification shall be paid by Contractor and shall be without prejudice to the right of either Party to seek arbitration under Article 16.2. The report of such accountants may be used by either Party in any arbitration proceeding but shall not be binding upon the arbitrators.

     (c)  Defect in Similar Satellite.

          (1) Without limiting the obligations of Contractor or the rights of ORION under other provisions of the Contract, if the data available from the Launched ORION-Z Spacecraft or another spacecraft of a similar class that is being built by Contractor indicates that the ORION-Z Spacecraft contains a Defect, Contractor shall inform ORION of such Defect and shall, promptly upon the request of ORION, use its best efforts to take appropriate corrective measures with respect to the ORION-Z Spacecraft and Additional Satellite, if ordered, so as to satisfactorily eliminate such Defect from the ORION-Z Spacecraft and Additional Satellite. Contractor shall fulfill the foregoing obligations at its own cost and expense, including all costs arising from charges for shipping, insurance, taxes and other matters associated with the corrective measures.

          (2) If Contractor fails to take such corrective measures with respect to the ORION-Z Spacecraft within a reasonable time after request from ORION, ORION may by separate contract or otherwise, have all such Defects corrected in accordance with Article 10.1(b)(2).

     (d) Minor Defects. For any Defect that does not adversely affect the form, fit, useful life, reliability or function (i.e., operational performance) of a Transponder, Contractor and ORION agree to negotiate a reasonable resolution. If the Parties are unable to reach an agreed resolution within ten (10) days of ORION receiving notice of the Defect from Contractor ("Notice Date"), Contractor or ORION shall have the right to elevate the negotiations to Contractor's Senior Executive and to ORION's Senior Executive. In the event the Parties are unable to reach an agreed resolution within fifteen (15) days of the Notice Date, ORION shall thereafter be able to exercise all of its rights under this Article 10.

     (e) No Additional Payment. Subject to Article 6.3 (Excusable Delay), Contractor acknowledges and agrees that it shall not be entitled to payment for any additional costs incurred as a consequence of any Defect.

     (f) Delay. Contractor shall have a reasonable time to effect corrections required ; however, Contractor's time to correct shall not impact Customer's rights under Article 7 (Acceptance Testing and Final Acceptance) and Article 6.2 (Delay).

     (g) Waiver of Defect. After notification of a Defect to Contractor, the Parties may jointly elect in writing, pursuant to Article 28.4 (Amendments), not to require correction or replacement of such items or services or to waive the Defects noted. In such event, Contractor, if required by ORION but pursuant to the procedures set forth in Article 10.1 (b)(2), shall repay such portion of the Contract Price as is equitable in the circumstances.

10.2 MANUFACTURERS' WARRANTIES.

     Subject to the provisions of any applicable law, Contractor agrees to enforce any manufacturer's warranty given to it in connection with any Work to be provided under the Contract and Contractor shall provide to ORION the benefit of any warranty protection or pledge to ORION any proceeds therefrom in respect of that Work and other items as are given to Contractor by the manufacturers or service providers.

10.3 REPLACED EQUIPMENT.

     If Contractor, in accordance with this Article, replaces any Equipment that was determined to be deficient, such deficient Equipment shall remain or become the property of Contractor.

10.4 IN-ORBIT DATA.

     Except to the extent required to perform its obligations under Article 10.1, nothing in this Article requires Contractor to disclose to ORION in-orbit data from satellites owned by others, without prior written consent.

11.  REPRESENTATIONS AND WARRANTIES

11.1 CONTRACTOR PERSONNEL.

     Contractor represents and warrants that it shall assign properly qualified and experienced personnel to the program contemplated by the Contract.

11.2 SOFTWARE AND INVENTION OWNERSHIP.

     Contractor represents and warrants that it is either the owner of, or authorized to use and incorporate, any software or invention utilized or incorporated in the Work.

11.3 AUTHORIZATION.

     Each Party represents and warrants to the other that:

     (a) it has the requisite corporate power and authority to enter into the Contract and to carry out the transactions contemplated by the Contract;

     (b) the execution, delivery and performance of the Contract and the consummation of the transactions contemplated by the Contract have been duly authorized by the requisite corporate action on the part of such Party; and

     (c) the Contract is a valid and binding obligation of such Party, enforceable in accordance with its terms.

11.4 INDUCEMENTS.

     Contractor represents and warrants to ORION that it has not violated any applicable laws or regulations or any ORION policies of which Contractor has been given notice regarding the offering of unlawful inducements in connection with the Contract.

12.  IN-ORBIT PERFORMANCE WARRANTY AND INCENTIVE PAYMENTS

12.1 IN-ORBIT PERFORMANCE WARRANTY.

     Contractor warrants that the ORION-Z Spacecraft will provide the following:

     (a) The ORION-Z Spacecraft will support simultaneous operation of [ ] * Satisfactorily Operating Primary Transponders at 2.2 dB output power back-off commencing on the date of Final Acceptance and for a period through the last day of the [ ] year thereafter * and will support [ ] Satisfactorily Operating Primary Transponders at 2.2 dB output * power back-off commencing with the first day of year [ ] for a period of [ ] years * thereafter; and

     (b) The ORION-Z Spacecraft power will support simultaneous operation of [ ]
* [ ] Satisfactorily Operating Primary Transponders with [ ] Saturated Transponders * and [ ] Transponders at 3.0 dB output power back-off commencing on the date of * Final Acceptance and for a period through the last day of the [ ] year thereafter and will * support simultaneous operation of [ ] Satisfactorily Operating Primary Transponders * with [ ] Saturated Transponders and [ ] Transponders at 3.0 dB output * power back-off commencing with the first day of year [ ] and for a period of [ ] years * thereafter. (collectively the "In-Orbit Performance Warranty Period"). The Transponders will be configured symmetrically on the north and south panels.

12.2 ADVANCE INCENTIVE PAYMENT AT FINAL ACCEPTANCE.

     (a) If, at Final Acceptance, the ORION-Z Spacecraft has [ ] Serviceable * Transponders operating at 2.2 dB output power back-off and a propellant lifetime as calculated in Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) of at least [ ] * years, ORION shall pay Contractor the Transponder Orbital Incentive Amount as an Advance Incentive Payment.

     (b) If at Final Acceptance, the ORION-Z Spacecraft does not meet the requirements set forth in Paragraph 12.2(a) above, then ORION shall pay Contractor, as an Advance Incentive Payment, a percentage of the Transponder Orbital Incentive Amount in accordance with the Aggregate Predicted Transponder Life as provided in Table 12.2(b) below:

     ----------------------------------------------------------------------
                                  Table 12.2(b)
                    Schedule of Transponder Orbital Incentive
                           Payment at Final Acceptance
     ----------------------------------------------------------------------

         Aggregate Predicted                    Percentage of Total
          Transponder Life                       Incentive Amount
         -------------------                    -------------------

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

     (c) If, at Final Acceptance, the ORION-Z Spacecraft has sufficient end-of-life power as calculated in Part 3(D) (In-Orbit Commissioning and Acceptance Test Requirements) to support [ ] Serviceable Transponders with eighteen (18) Saturated Transponders * and [ ] Transponders operating at 3.0 dB power back-off, ORION shall pay Contractor * the Power Orbital Incentive Amount, as an Advance Incentive Payment.

     (d) If, at Final Acceptance, the ORION-Z Spacecraft does not meet the requirements set forth in Paragraph 12.2(c), then ORION shall pay to the Contractor, as an Advance Incentive Payment, a percentage of the Power Orbital Incentive Amount in accordance with the number of Saturated Transponders as provided in Table 12.2(d) below:

     ----------------------------------------------------------------------
                                  Table 12.2(d)
                       Schedule of Power Orbital Incentive
                           Payment at Final Acceptance
     ----------------------------------------------------------------------


           No. of Saturated                       Percentage of Total
             Transponders                           Incentive Amount
           ----------------                       -------------------

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *


     (e) If the ORION Z Spacecraft is rendered inoperative because of a Launch Vehicle failure or failure of the Launch Vehicle to place the Satellite in its geostationary transfer orbit location or if the ORION-Z Spacecraft is deemed a Constructive Total Loss through no fault of Contractor, Contractor shall receive and be entitled to retain the full Orbital Incentive Amount payable under this
Article 12. Payment of any amount due Contractor shall be paid thirty (30) days after ORION's receipt of invoice and in accordance with Article 5.

12.3 MONTHLY TRANSPONDER INCENTIVE AMOUNT.

     (a) Contractor shall earn and be entitled to retain a percentage of the Monthly Transponder Incentive Amount during each calendar month of the In-Orbit Performance Warranty Period according to the number of Satisfactorily Operating Primary Transponders that the ORION-Z Spacecraft has, as provided in Table 12.3 below. Subject to Article 12.3(b), in the event any of the Monthly Transponder Incentive Amount is not so earned by Contractor during any calendar month of the In-Orbit Performance Warranty Period, Contractor shall refund to ORION all such unearned amounts.

     (b) If a Primary Transponder does not satisfy the requirements of a Satisfactorily Operating Primary Transponder, but ORION nevertheless elects to use such Primary Transponder for Revenue-earning purposes, then, when the Revenue (or equivalent consideration) received by ORION for such Primary Transponder in any one calendar monthly period is less than the proportion of the Monthly Incentive Amount attributable to such Primary Transponder, Contractor shall, in the succeeding month, refund to ORION the difference between the said proportion of the Monthly Incentive Amount for such Primary Transponder and ORION's actual monthly Transponder Revenue for such calendar monthly period. In no event shall any one monthly payment by Contractor under this Article 12.3(b) exceed said proportion of the Monthly Incentive Amount for such Primary Transponder. In the event that a Primary Transponder is determined not to be a Satisfactorily Operating Primary Transponder but is later used for Revenue-earning purposes, ORION shall so advise Contractor within seven (7) Business Days after commencing such use.

     (c) Payment of any refund provided for under this Article 12.3 shall be due thirty (30) days after the date of receipt by Contractor of an invoice from ORION; interest shall be paid (at the rate specified in Article 5.4) on any amounts not paid when due. Invoices shall be accompanied by sufficient data to support ORION's refund claim. ORION may offset any such payments not made by Contractor against any outstanding balance due under the Contract. Contractor shall be deemed to have accepted the Invoice ten (10) Business Days after receipt of the Invoice unless, within such time period, it notifies ORION of a dispute. Contractor shall pay any undisputed part of an Invoice.

     ----------------------------------------------------------------------
                                   Table 12.3
       Schedule of Monthly Transponder Orbital Incentive Amount Earned for
                       [ ] Transponders during years [ ] *
     ----------------------------------------------------------------------


          Number of Satisfactorily             Percentage of Monthly Transponder
       Operating Primary Transponders                   Incentive Amount
       ------------------------------          ---------------------------------


        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *


     ----------------------------------------------------------------------
                                   Table 12.3
       Schedule of Monthly Transponder Orbital Incentive Amount Earned for
                       [ ] Transponders during years [ ] *
     ----------------------------------------------------------------------

          Number of Satisfactorily             Percentage of Monthly Transponder
       Operating Primary Transponders                   Incentive Amount
       ------------------------------          ---------------------------------

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *


12.4 MONTHLY POWER INCENTIVE AMOUNT.

     (a) Contractor shall earn and be entitled to retain a percentage of the Monthly Power Incentive Amount during each calendar month of the In-Orbit Performance Warranty Period according to the number of Saturated Transponders that the ORION-Z Spacecraft has, as provided in the applicable Table 12.4 below. In the event any of the Monthly Power Incentive Amount is not so earned by Contractor during any calendar month of the In-Orbit Performance Warranty Period, Contractor shall refund to ORION all such unearned amounts.

     (b) Payment of any refund provided for under this Article 12.3 shall be due thirty (30) days after the date of receipt by Contractor of such invoice from ORION; interest shall be paid (at the rate specified in Article 5.4) on any amounts not paid when due. Invoices shall be accompanied by sufficient data to support ORION's refund claim. ORION may offset any such payments not made by Contractor against any outstanding balance due under the Contract. Contractor shall be deemed to have accepted the Invoice ten (10) Business Days after receipt of the Invoice unless, within such time period, it notifies ORION of a dispute. Contractor shall pay any undisputed part of an Invoice.

     ----------------------------------------------------------------------
                                   Table 12.4
       Schedule of Monthly Power Orbital Incentive Amount Earned for [ ] *
                      [ ] Transponders during years [ ] *
     ----------------------------------------------------------------------


     Number of Saturated Transponders         Percentage of Monthly Power
                                                    Incentive Amount

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

     ----------------------------------------------------------------------
                                   Table 12.4
       Schedule of Monthly Power Orbital Incentive Amount Earned for [ ] *
                      [ ] Transponders during years [ ] *
     ----------------------------------------------------------------------


     Number of Saturated Transponders         Percentage of Monthly Power
                                                    Incentive Amount

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

        [                    ]                [                     ]      *

12.5 MEASURING IN-ORBIT PERFORMANCE.

     (a) For the purposes of this Article 12, in determining whether a Primary Transponder is a Satisfactorily Operating Primary Transponder, no account shall be taken of any period of unavailability:

          (1)  less than thirty (30) cumulative seconds per day;

          (2)  attributable  to  ORION-Z  Spacecraft   maintenance   activities,
               station keeping maneuvers, payload reconfiguration for business purposes or station change maneuvers;

          (3) attributable to communications link fading due to external causes, including but not limited to weather;

          (4) arising directly or indirectly as a consequence of any negligent act or omission of ORION or any of its agents, assignees, consultants, employees, or customers; or

          (5)  attributable to earth station sun blinding.

     (b) All measurements, computations and analyses, for the purpose of determining whether a Primary Transponder is a Satisfactorily Operating Primary Transponder shall be performed by ORION or its Consultants, provided that Contractor may, at its expense, assist in determining the nature of anomalies and corrective measures. Contractor shall for this purpose be given access to any data collected by ORION.

12.6 ECLIPSE.

     In the event the ORION-Z Spacecraft fails to meet the eclipse operations requirements as specified in Part 2(A) (Technical Specifications), a reduction shall be made to that portion of the Monthly Transponder Incentive Amount and Monthly Power Incentive Amount calculated under Articles 12.3 and 12.4, as having been earned by Contractor, with such reduction being equivalent to the percentage of lost communications capacity determined during eclipse.

12.7 DISPUTED PERFORMANCE.

     In the event ORION claims for any month of operation of the ORION-Z Spacecraft that any of the criteria established or referred to under Articles 12.3, 12.4 and 12.5 above have not been met, ORION's claim shall be accompanied by technical data, reports, analyses and such records as are available to support such claim, and Contractor shall be given an opportunity to verify the data. Should Contractor disagree with such claim and present evidence to the contrary, then ORION shall consider such evidence and consult with Contractor. In the event the Parties cannot resolve such disagreement, then either Party may proceed under Article 16 (Dispute Resolution) to have such dispute resolved.



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



13.  INSURANCE

13.1 GENERAL.

     (a) Contractor shall provide and maintain, at its expense, the insurance required by Article 13.2. The insurers selected by Contractor shall have an A.M. Best rating of A-XIII or foreign equivalent or better or, if such ratings are no longer available, a comparable rating from a recognized insurance rating agency. Such insurance coverages shall be in amounts no less than the insurance coverages Contractor provides and maintains for Contractor's other customers.

     (b) Except as otherwise specifically provided in the Contract, the insurance required by this Article shall not limit, bar or otherwise affect the liability and obligation of Contractor to complete the Work and deliver the Deliverable Items in accordance with the Contract.

13.2 REQUIRED INSURANCE.

     (a)  Insurance of the Work.

          (1)  All Risks Policy.

               (i) Before Contractor commences the Work, Contractor shall have an insurance policy against all risks, loss or damage to the ORION-Z Spacecraft occurring prior to Intentional Ignition (including coverage against damage or loss caused by earth movement, flood, boiler, turbine and machinery accidents) subject to normal "All Risks Policy" exclusions. The details of the insurer and the relevant extracts of the policy shall be submitted to ORION.

               (ii) Such insurance coverage shall be maintained by Contractor up to the point of Intentional Ignition of the ORION-Z Spacecraft ordered by ORION pursuant to the Contract and shall provide (i) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures and other properties constituting a part of the project, (ii) transit coverage, including ocean marine coverage (unless insured by the supplier), (iii) off-site coverage covering any key equipment, and (iv) off-site coverage covering any property or equipment not stored on the construction sites.

          (2) The insurance of the Work as required by this Article 13.2(a), whether effected by Contractor or ORION, shall not limit, bar or otherwise affect the liability and obligation of Contractor to complete the Work and deliver the Deliverable Items in accordance with the Contract.


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



          (3) Contractor shall use best efforts to require its insurers to waive all rights of subrogation against ORION, save those for which ORION indemnifies Contractor pursuant to Article 15.2 (Indemnity by ORION) provided that such coverage shall be at no additional cost to the insuring Party.

     (b)  Commercial General Liability Insurance.

          (1) Before Contractor commences the Work, Contractor shall have a Commercial General Liability Policy of insurance. The policy shall cover Contractor and all Subcontractors employed from time to time in relation to the Work and performance of the ORION-Z Contract for their respective rights and interests and cover their liabilities to third parties.

          (2) The Commercial General Liability Policy shall be maintained until all Work pursuant to the Contract, including remedial work, is Delivered and Final Acceptance of the ORION-Z Spacecraft has occurred.

          (3) Contractor shall require insurers to waive all rights of subrogation against ORION, save those for which ORION indemnifies Contractor pursuant to Article 15.2 (Indemnity by ORION) provided that such coverage shall be at no additional cost to the insuring Party.

     (c)  Insurance of Employees.

          (1) Before commencing the Work, Contractor shall have Worker's Compensation Insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of the country, state or territory exercising jurisdiction over the employee and Employer's Liability Insurance. Such insurance shall be maintained until all Work pursuant to the Contract, including remedial work, is Delivered and Final Acceptance of the ORION-Z Spacecraft has occurred. Contractor shall ensure that all Subcontracts contain a similar provision.

          (2) Contractor shall require its insurers to waive all rights of subrogation against ORION, save those for which ORION indemnifies Contractor pursuant to Article 15.2 (Indemnity by ORION) provided that such coverage shall be at no additional cost to the insuring Party.

     (d)  Comprehensive Automobile Liability Insurance.

          (1) Before commencing the Work, Contractor shall self-insure or Contractor shall insure against liability for claims of personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned and hired vehicles used at any of Contractor's facilities in the performance of Contractor's obligations under the Contract.

13.3 SUBCONTRACTS.

     Contractor shall require its Subcontractors to provide and maintain insurance, and such insurance shall be no less in kind or amount as Contractor requires its Subcontractors to provide and maintain for work to be provided by such Subcontractors to other customers of Contractor.

13.4 DOCUMENTARY EVIDENCE.

     (a) In respect of every insurance policy required under this Article 13, before commencement of the Work and whenever requested by ORION in writing, Contractor shall periodically provide documentary evidence that the coverages and policy endorsements required under the Contract have been effected and are being maintained in force and Contractor shall provide ORION not less than thirty (30) days written notice prior to any modification, cancellation or non-renewal of the policies.

     (b) Contractor shall produce evidence of compliance with the insurance obligations applicable to Contractor pursuant to this Article 13 within fourteen
(14) days of written request by ORION. In the event Contractor does not provide such evidence within such time period, ORION shall provide Contractor written notice thereof.

13.5 CLAIMS.

     As soon as practicable after any occurrence that may give rise to a claim under a policy of insurance required by this Article 13, Contractor shall inform ORION in writing of such occurrence and shall thereafter keep ORION informed of subsequent developments concerning the claim. Contractor shall ensure that Subcontractors similarly inform ORION of any such occurrences through Contractor. Each Party shall provide to the other Party any information that may reasonably be required to prepare and present an insurance claim.

14.  ADDITIONAL SATELLITE OPTION

14.1 DELIVERY SCHEDULE.

     Contractor agrees to provide an additional satellite identical to the ORION-Z Spacecraft design, ("Additional Satellite") for on-ground delivery to a launch site designated by ORION and without further obligation for Contractor to provide any launch readiness service no later than nineteen (19) months after receipt of an order from ORION or four (4) months after delivery of ORION-Z, whichever is later. ORION may place such order at any time after the EDC but in no event later than two (2) months after Launch of the Satellite.


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



14.2 PRICE.

     (a) The firm fixed price for the Additional Satellite ("Additional Satellite Price"), is [ ] provided ORION orders such Additional Satellite no * later than March 30, 1999. Thereafter, the Additional Satellite Price shall increase to [ ] * [ ] subject to ORION placing an order for the Additional Satellite * no later than September 30, 1999. Thereafter, the price of an Additional Satellite shall be negotiated between the Parties prior to ORION ordering the Additional Satellite.

     (b) The Additional Satellite payment plan shall be negotiated between the Parties prior to ORION ordering the Additional Satellite; the payment plan shall match Contractor's actual expenditure profile so as to avoid prepayments and financing costs.

     (c) Selection of the launch vehicle and launch services contractor will be made by ORION (with the concurrence of Contractor) in sufficient time to permit delivery of the Additional Satellite on the schedule set forth in Article 14.1. The prices for both such items will be identified and agreed to as a part of such process.

     (d) ORION shall provide for launch insurance for the Additional Satellite.

14.3 ADDITIONAL SATELLITE CONTRACT PROVISIONS.

     (a) Contractor shall furnish the Additional Satellite in accordance with the provisions of the documents that constitute the Contract, with the dates therein adjusted (if necessary) for the later timeframe of the Additional Satellite.

     (b) Except as otherwise required by the terms of this Article 14, contract terms for the Additional Satellite will be identical to the Contract, with risk elements (e.g., liquidated damages for late delivery and warranty payback incentives) adjusted to the change in price from the ORION-Z Spacecraft so as to represent the same percentage risk.

15.  INDEMNIFICATION,   INTER-PARTY  WAIVER  OF  LIABILITY,  AND  LIMITATION  OF
     LIABILITY AND DISCLAIMER OF WARRANTY

15.1 INDEMNITY BY CONTRACTOR.

     Contractor shall indemnify, defend and hold harmless ORION and its Associates from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including employees, Consultants or customers of ORION, Contractor, Subcontractors and all other persons performing any of the Work hereunder) regarding any of the following:

     (a) injury to persons (including sickness or death) or damage to real or tangible personal property (excluding the ORION-Z Spacecraft after Intentional Ignition), resulting from any act or omission, negligent or otherwise, of Contractor or its Subcontractors in the performance of the Work, or any act or omission of ORION or ORION Personnel occurring at any installation of Contractor (except acts or omissions that constitute willful misconduct or lack of good faith);

     (b) any claims of infringement of any intellectual property rights, including patent, copyright or industrial design, or of unauthorized use or disclosure of any proprietary technical information, alleged to have occurred because of the Work performed under the Contract;

     (c) Contractor's breach of its obligations with respect to improper payments as set forth in Article 28.14 (Improper Payments, Kickbacks, Gifts and Gratuities); and

     (d) Contractor's breach of its obligations with respect to compliance with applicable laws as set forth in Article 28.15 (Compliance With Applicable Laws).

15.2 INDEMNITY BY ORION.

     ORION shall indemnify, defend and hold harmless Contractor and its Associates from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including employees of Contractor and Subcontractors, employees, Consultants and customers of ORION and all other persons performing any of the Work hereunder) regarding any of the following:


     (a) injury to persons (including sickness or death) or damage to real or tangible personal property, resulting from any act or omission, negligent or otherwise, of ORION or ORION Personnel relating to the Work; provided, however, ORION shall have no obligation with respect to claims for acts or omissions of ORION or ORION Personnel occurring at any installation of Contractor (except acts or omissions that constitute willful misconduct or lack of good faith);

     (b) any claims of infringement of any intellectual property rights, including patent, copyright or industrial design, or of unauthorized use or disclosure of any proprietary technical information, alleged to have occurred because of any resource provided to Contractor for performance of the Work;

     (c) ORION's breach of its obligations with respect to improper payments as set forth in Article 28.14 (Improper Payments, Kickbacks, Gifts and Gratuities); and

     (d) ORION's breach of its obligations with respect to compliance with applicable laws as set forth in Article 28.15 (Compliance With Applicable Laws).



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



15.3 INFRINGEMENT.

     (a) In the event that, as a result of any claim or action alleging infringement as described in Article 15.1(b), the manufacture, use, lease or sale of any item thereof is enjoined, Contractor agrees to utilize its best efforts either:

          (1) to negotiate a license or other agreement with the plaintiff so that such item is no longer subject to such injunction; or

          (2) to modify suitably such item or substitute a suitable item therefor, which modified or substituted item is not subject to such injunction and to extend the provisions of this Article thereto.

     (b) In the event neither of the alternatives set forth under Article 15.3(a) above is accomplished by Contractor, Contractor shall refund to ORION all payments made by ORION to it on account of the Contract Price, plus any orbital incentive payments. Should Contractor be required under this Article 15.3(b) to refund to ORION all payments, ORION shall retransfer title in the enjoined item to Contractor if title has previously passed to ORION.

     (c) Contractor agrees to promptly provide ORION with written notice of any demand, claim, request, proceeding or action against Contractor or any of Contractor's other customers alleging that technology incorporated into the Work provided under the Contract infringes the claimant's intellectual property rights.

15.4 INDEMNIFICATION PROCEDURES.

     (a) Promptly after receipt by any entity entitled to indemnification under Articles 15.1 and 15.2 of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to such Article, the indemnitee shall notify the indemnifying Party of such claim in writing. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under the Contract except to the extent that it can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the indemnitee relating to any claim, but no later than ten (10) days before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the indemnitee in writing if the indemnifying Party elects to assume control of the defense and settlement of that claim (a "Notice of Election") unless the indemnifying Party received notice of the claim less than ten (10) days before said due date, in which case the indemnifying Party shall provide the indemnitee a Notice of Election as soon as is reasonably practicable after receipt of notice of the claim.

     (b) If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, the indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; (ii) where the indemnitee is so represented, the indemnifying Party shall keep the indemnitee's counsel informed of each step in the handling of any such claim;
(iii) the indemnitee shall provide, at the indemnifying Party's request and expense, such assistance and information as is available to the indemnitee for the defense and settlement of such claim; and (iv) the indemnifying Party shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnifying Party shall not be liable to the indemnitee for any legal expenses incurred by the indemnitee in connection with the defense of that claim. In addition, the indemnifying Party shall not be required to indemnify the indemnitee for any amount paid or payable by the indemnitee in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the written consent of the indemnifying Party.

     (c) If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying Party. The indemnifying Party shall promptly reimburse the indemnitee for all such costs and expenses.

15.5 INTER-PARTY WAIVER OF LIABILITY FOR LAUNCH OPERATIONS.

     (a) ORION and Contractor agree to a no-fault, no-subrogation, inter-party waiver of liability under which each Party agrees to be responsible for any damage that it sustains as a result of damage to its own property and employees, including death, while involved in launch operations in or around the launch site, which damage is caused by either Contractor, ORION, the Launch Agency or any other party involved in launch operations, and whether such damage arises through negligence or otherwise. It is the intent of the Parties that this inter-party waiver of liability be construed broadly to achieve the intended objectives.

     (b) For purposes of this Article 15.5 only, each Party further agrees that if it subcontracts with a third party to provide services that necessitate such third party's presence on the launch site, then it acknowledges and agrees that such third party shall be required to agree to a no-fault, no-subrogation, inter-party waiver of liability and indemnity for damages it sustains, identical to the Parties' respective undertakings under this Article.

     (c) In the event that a Party fails to obtain the aforesaid inter-party waiver of liability from its subcontractor(s), then such Party shall indemnify and hold harmless the other Party, the Launch Agency, other users of launch services and their respective contractors and subcontractors from claims brought by such subcontractor(s) of the first Party for damage to such subcontractor(s)'s property or injury to, or death of, such subcontractor(s)'s employees with respect to matters that otherwise would have been covered by the inter-party waiver of liability.

     (d) The Parties will take such further actions as may be required to implement the provisions of this Article 15.5, including the execution of such agreements and waivers as are customarily used with respect to operations at the launch site and are consistent with the provisions of this Article 15.5.

15.6 WAIVER OF SUBROGATION.

     Except as provided in Article 7.5(g)(4), if a Party insures against any loss or damage it may suffer in respect of which such Party is required to indemnify the other Party or an Associate of the other Party pursuant to this
Article 15, it shall be a condition that such Party shall arrange for the insurer to waive its right of subrogation against the other Party and every Associate of the other Party provided that such coverage shall be at no additional cost to the insuring Party. Each Party shall be entitled to require proof from time to time that the other Party has complied with its obligations under this Article. In the event that a Party does not comply with such obligations, the respective indemnities referred to in Articles 15.1 and 15.2 shall extend, as applicable, to any claim that may be made by an insurer pursuant to an alleged right of subrogation.

15.7 LIMITATION OF LIABILITY.

     (a) EXCEPT AS OTHERWISE EXPRESSLY AUTHORIZED IN THE CONTRACT IN NO EVENT SHALL EITHER PARTY BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER PARTY AND ITS ASSOCIATES AND SUBCONTRACTORS OR TO ANY ASSIGNEE OR SUCCESSOR OWNERS OF THE ORION-Z SPACECRAFT FOR ANY AMOUNT REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THE CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES
FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTES OR ANY OTHER LEGAL THEORY. EXCEPT AS OTHERWISE EXPRESSLY AUTHORIZED IN THE CONTRACT, IN NO EVENT SHALL EITHER PARTY'S TOTAL LIABILITY TO THE OTHER PARTY FOR ANY DAMAGES CLAIMED HEREUNDER EXCEED THE CONTRACT PRICE.

     (b) The foregoing limitation of liability shall not be deemed to affect the Contractor's duties or ORION's remedies under Article 7.5 and Article 13.

15.8 DISCLAIMER OF WARRANTY.

     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE CONTRACT, CONTRACTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY

WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO THE ORION-Z SPACECRAFT OR ANY OTHER DELIVERABLE ITEM PROVIDED UNDER THE CONTRACT.

16.  DISPUTE RESOLUTION

     Any dispute between the Parties arising out of or relating to the Contract, including with respect to the interpretation of any provision of the Contract and/or with respect to performance under the Contract, shall be resolved as provided in this Article.

16.1 INFORMAL DISPUTE RESOLUTION.

     Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their dispute informally, as follows:

     (a) If, during the course of Work in progress, either Party has cause to believe that the other Party's performance, or plan for performance, is such that the obligations of the other Party, as stated in the Contract will not be met, the Party shall give written notice of its objections and the reasons therefor and may recommend corrective action by the other Party. Contractor's Program Manager shall promptly consult with ORION's Program Manager in an effort to reach an agreement to overcome the objections (first instance).

     (b) In the event agreement cannot be reached within ten (10) days of receipt of written notice, then either Party may request that it be escalated and the respective positions of the Parties shall be forwarded to Contractor's Senior Executive and ORION's Senior Executive for discussion, and an attempt shall be made to reach agreement (second instance).

     (c) In the event agreement cannot be reached in the first instance or in the second instance within thirty (30) days of the written notice described in
Article 16.1(a), then either Party may request that it be escalated and the positions of the Parties shall be forwarded to Contractor's President and ORION's President for resolution of the objections (third instance). If agreement still cannot be reached within ten (10) additional days, either Party may commence arbitration in accordance with Article 16.2.

     (d) In the event of a dispute as to the performance of the Launched ORION-Z Spacecraft, the Parties agree to have an independent determination of the ORION-Z Spacecraft technical status performed by a mutually acceptable technically qualified third party. The costs incurred in retaining the third party shall be shared equally between Contractor and ORION. Such independent determination may be used by either Party in any arbitration under Article 16.2, but such determination shall not be binding upon the arbitrators.

16.2 ARBITRATION.

     If the Parties are unable to resolve any dispute as contemplated by Article
16.1 and if such dispute is not subject to Article 16.3, then such dispute shall be submitted to mandatory and binding arbitration at the election of either Party (the "Disputing Party") pursuant to the following conditions:

     (a) The Disputing Party shall notify the American Arbitration Association ("AAA") and the other Party in writing describing in reasonable detail the nature of the dispute.

     (b) The arbitration shall be conducted by a tribunal of three (3) arbitrators. Each Party shall appoint one (1) arbitrator and the third shall be appointed by the two (2) arbitrators so previously appointed.

     (c) The arbitration shall be conducted in accordance with the AAA's Commercial Arbitration Rules then in effect. The arbitral tribunal shall allow reasonable discovery in the forms permitted by the Federal Rules of Civil Procedure, to the extent consistent with the purpose of arbitration. The arbitral  tribunal  shall have no power or authority  to amend or disregard  any provision of this Article 16.2 or any other provision of the Contract (in particular, the arbitral tribunal shall not have authority to exclude the right of a Party to terminate this Agreement when a Party would otherwise have such right). The arbitral hearing shall be commenced promptly and conducted expeditiously, with each Party being allocated one-half of the time for the presentation of its case. Unless otherwise agreed by the Parties, an arbitral hearing shall be conducted on consecutive days. In respect of a default by either Party in respect of any procedural order made by the arbitral tribunal, the tribunal shall have power to proceed with the arbitration and make its award.

     (d) The arbitration shall be held in Washington, D.C., U.S.A. and shall be conducted in the English language.

     (e) Any arbitration proceeding held pursuant to this article shall be governed exclusively by the United States Arbitration Act, 9 U.S.C., Section 1 et seq.

     (f) The following time limits shall be observed in respect of any arbitration held pursuant to this Article:

          (1) each Party shall appoint its arbitrator within ten (10) days of receipt of the AAA acknowledgment of a demand for arbitration;

          (2) the two (2) appointed arbitrators shall appoint a third arbitrator within a further twenty (20) days from the time stipulated in Article 16.2(f)(1) (unless the two (2) arbitrators agree to an extension not to exceed an additional twenty (20)
               days); and

          (3) any decision by the arbitrators referred to shall be made within six (6) months from the date on which a Party demands arbitration or within such extended period as the arbitrators may allow.

     (g) Pending a decision by the arbitral tribunal, each Party shall, unless directed otherwise by the other Party in writing, fulfill all its obligations under the Contract, including, if and so far as it is reasonably practicable, the obligation to take steps necessary during the arbitration proceedings to ensure that the Work will be delivered within the time stipulated or within such extended time as may be allowed under the Contract. Dispute over payment shall not relieve Contractor of its obligations under this Article 16.2(g).

     (h) The arbital tribunal shall, after reaching judgment and award, prepare and distribute to the Parties a writing describing the findings of fact and conclusions of law relevant to such judgment and award, and containing an opinion setting forth the reasons for the giving or denial of any award. The award of the arbitral tribunal shall be final and binding on the Parties, and any judgment thereon may be entered in a court of competent jurisdiction. In no event shall the arbitral tribunal be entitled to include indirect or consequential damages in any damage award payable by either Party.

     (i) The arbitral tribunal shall award prejudgment interest on any amount that the tribunal determines is owing from one Party to the other, such interest to be calculated at an annual rate equal to the Chase Manhattan Prime Rate then in effect for each day from forty-five (45) days following the date of loss or from the date of the filing for arbitration, whichever is the earlier, until the date full payment is made.

     (j) The cost of arbitration, including fees and expenses of the arbitrators, will be shared equally by the Parties, unless the arbitral award otherwise provides. Each Party shall bear the cost of preparing and presenting its own case, unless the arbitral award otherwise provides.

     (k) Notwithstanding anything else contained herein, the Parties agree that time is of the essence in resolving any dispute.

16.3 LITIGATION.

     (a) The Parties agree that the only circumstances in which disputes between them shall not be subject to the provisions of Articles 16.1 and 16.2 is where a Party makes a good faith determination that a breach of the terms of the Contract by the other Party is such that the damages to such Party resulting from the breach will be so immediate, so large or severe, and so incapable of adequate redress after the fact that a temporary restraining order or other immediate injunctive relief is the only adequate remedy. If a Party files a pleading with a court seeking immediate injunctive relief and this pleading is challenged by the other Party and the injunctive relief sought is not awarded in substantial part, the Party filing the pleading seeking immediate injunctive relief shall pay all the costs and attorneys' fees of the Party successfully challenging the pleading.

     (b) The Parties consent to the non-exclusive jurisdiction of competent Maryland state courts or federal courts in the District of Maryland, for all litigation that may be brought under Article 16.3(a) above, subject to the requirement for arbitration hereunder, with respect to the terms of, and the transactions and relationships contemplated by, the Contract. The Parties further consent to the jurisdiction of any court located within a district that encompasses assets of a Party against which a judgment has been rendered, either through arbitration or through litigation, for the enforcement of such judgment or award against the assets of such Party.


17.  TERMINATION

17.1 TERMINATION FOR CONVENIENCE.

     (a) ORION may, upon written notice to Contractor, terminate all or any part of the Contract without cause and at any time, and Contractor shall immediately cease work in the manner and to the extent specified and shall similarly direct its Subcontractors and take such action as may be reasonably necessary or as ORION may direct for the protection and preservation of the Work that is in the possession of Contractor or any Subcontractor and in which ORION has or may acquire an interest.

     (b) In the event of such termination under this Article 17.1 and provided the termination was not due to the default of Contractor under Article 17.2, Contractor shall be entitled to payment of an amount equal to, (i) in the case of termination of all of the Contract, the Termination Liability Amount as specified in Part l(B) (Payment Milestone Schedule and Termination Liability Amounts) corresponding to the month in which termination occurs less the sum of the Payment Milestones received by Contractor and, (ii) in the case of termination of a part of the Contract, such amount as applicable to such terminated part, less the total applicable amount of the sum of the Payment Milestones received by Contractor; provided that in either case, where such amount is a negative number, Contractor shall pay such amount promptly to ORION within twenty (20) days.

     (c) Contractor shall submit an Invoice to ORION within sixty (60) days after the termination date which shall specify the amount due to Contractor from ORION pursuant to this Article 17.1, and Contractor shall be entitled to payment by ORION of such amount within thirty (30) days thereafter. Payment of such amount by any Financing Entity on behalf of ORION to Contractor shall relieve ORION from its obligation to make such payment.

     (d) The amount payable by ORION to Contractor pursuant to Article 17.1(b) shall constitute a total discharge of ORION's liabilities to Contractor for termination pursuant to this Article 17.1.


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



     (e) If the Contract is terminated as provided in this Article 17.1 and full payment is made in accordance with Articles 17.1 (b) and (c), ORION may require Contractor to transfer to ORION, in the manner and to the extent directed by ORION and at the expense of ORION, title to and possession of any items comprising all or any part of the Work terminated (including, without limitation, all Work in progress and all inventories allocated to the Contract), and Contractor shall, upon the direction and at the expense of ORION, protect and preserve property in the possession of Contractor or its Subcontractors in which ORION has an interest and shall facilitate access to and possession by ORION of items comprising all or any part of the Work so terminated. If ORION so requests or ORION has not taken delivery of property in which it has an interest within sixty (60) days after termination, or such longer period as is agreed between the Parties, Contractor shall make a reasonable, good faith effort to sell such property and to remit any sales proceeds to ORION, less a deduction for costs of disposition reasonably incurred by Contractor.

17.2 TERMINATION FOR CONTRACTOR'S DEFAULT.

     (a) If at any time Contractor has failed to make adequate progress toward the completion of the ORION-Z Spacecraft, including where such failure is due to the unlaunched ORION-Z Spacecraft or any component being damaged or destroyed where such damage or destruction does not constitute an Excusable Delay, such that Contractor will not be able to Deliver the ORION-Z Spacecraft within ninety
(90) days after the ORION-Z Spacecraft Delivery Date set forth in Article 6 (Delivery) (as such date may have been modified in accordance with the
Contract), then ORION shall be entitled to deliver to Contractor a demand ("Demand") for correction of the failure within thirty (30) days after ORION learns of such failure. Such Demand shall state full details of the failure. Within ten (10) days after receipt of the Demand, or such longer time as the Parties agree, Contractor shall submit to ORION a Correction Plan for achieving Final Acceptance of the ORION-Z Spacecraft not later than one hundred and eighty
(180) days after the ORION-Z Spacecraft Delivery Date as specified in Article 6 (Delivery), provided that no Correction Plan shall ever result in a change to a Delivery Date, unless the Parties agree in accordance with Article 28.4 (Amendments). If the Correction Plan does not reasonably correct or offset the effect of the failure so as to demonstrate that Final Acceptance can be achieved not later than one hundred and eighty (180) days after the ORION-Z Spacecraft Delivery Date (as such date may have been modified in accordance with the Contract), ORION may reject the Correction Plan within thirty (30) days after receipt, in which case the Parties shall negotiate in good faith to develop a Correction Plan that will be satisfactory to both Parties. If ORION does not reject the Correction Plan within thirty (30) days after receipt, the Contract shall be deemed modified in accordance with the Correction Plan and the failure shall be deemed cured so long as Contractor complies with the terms of such Correction Plan.

     (b) If Contractor refuses or fails to observe or perform any material duty or obligation in the Contract, except those obligations of Contractor for which particular remedies are specified elsewhere in the Contract as being exclusive, then ORION shall be entitled to deliver to Contractor a Demand that it correct the breach within thirty (30) days. Such Demand shall state full details of the breach. Within ten (10) days after receipt of the Demand, or such longer time as the Parties agree, Contractor shall submit to ORION a Correction Plan. If the Correction Plan does not reasonably correct or offset the effect of the breach in a timely manner, ORION may reject the Correction Plan within thirty (30) days after receipt, in which case the Parties shall negotiate in good faith to develop a Correction Plan that will be satisfactory to both Parties. If ORION does not reject the Correction Plan within thirty (30) days after receipt, the Contract shall be deemed modified in accordance with the Correction Plan and the breach shall be deemed cured so long as Contractor complies with the terms of such Correction Plan.

     (c) ORION may, upon written notice to Contractor, terminate immediately for cause all or any portion of the Contract if:

          (1)  Contractor  does not submit a Correction Plan to ORION within ten
               (10) days after receipt of a Demand, or the Parties cannot develop a Correction Plan that reasonably corrects or offsets the effects of the failure or breach or that is otherwise satisfactory to both ORION and Contractor within twenty (20) days after ORION's rejection of the Correction Plan; or

          (2)  Contractor  fails to  Deliver  in orbit  the  ORION-Z  Spacecraft within one hundred and eighty (180) days after the ORION-Z Spacecraft Delivery Date set forth in Article 6 (Delivery) (as such date may have been modified in accordance with the Contract); or

          (3) Contractor (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of receiver or similar officer for it, (iii) makes an assignment for the benefit of all or substantially all of its creditors; or (iv) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations; or

          (4) Contractor resorted to fraudulent, corrupt or unlawful practices in connection with its securing or implementing the Contract; or

          (5) Contractor breaches its obligations under Article 28.14 (Improper Payments, Kickbacks, Gifts and Gratuities) or Article 28.15 (Compliance with Applicable Laws).

     (d) In no event may ORION terminate the Contract with respect to the ORION-Z Spacecraft after Intentional Ignition.

     (e) In the event ORION terminates the Contract in whole or in part as provided in this Article 17.2, then:

          (1) ORION may require Contractor to transfer to ORION, in the manner and to the extent directed by ORION and at the expense of Contractor, title to and possession of any items comprising all or any part of the Work terminated (including, without limitation, all Work in progress and all inventories allocated to the Contract). The transfer to ORION of Work in progress and inventories allocated to the Contract not associated with a Payment Milestone that has been Successfully Completed, Conducted or Delivered (as defined in Article 5) shall be contingent upon Contractor being paid an amount mutually agreed upon by the Parties for such Work in progress and inventories allocated to the Contract, which amount shall in no event exceed Contractor's reasonable actual cost incurred therefor. ORION also may cause the ORION-Z Spacecraft to be completed by another party, and as damages (in addition to any applicable liquidated damages for delay levied pursuant to Article 6.2 up to the date of termination) may charge Contractor for any actual and reasonable increased cost for such completion incurred in connection therewith in excess of the Contract Price; provided that Contractor's liability for such additional damages shall not exceed [ ] * [ ], as may be adjusted under Article 28.4 * (without regard to any payments made to Contractor to the date of termination). The amount payable by Contractor shall be verified at Contractor's request and expense by an internationally recognized firm of accountants appointed by Contractor for that purpose subject to approval of ORION, such approval not to be unreasonably withheld or delayed. A demand for any such excess costs must be made within one (1) year after termination under this Article 17.2 and must be paid within sixty (60) days after receipt of such verification. Contractor's right to verification shall be without prejudice to the rights of either Party under
               Article  16  (Dispute  Resolution).  The  report  issued  by  the accountants may be used by either Party during any arbitration proceeding, but the report shall not be binding on the arbitrator(s). By notice in writing received by ORION no later than sixty (60) days after receipt of ORION's invoice pursuant to this Article 17.2, Contractor may dispute the amount of said invoice. In the event Contractor does not so notify ORION that it disputes ORION's invoice, Contractor shall be deemed to have accepted said invoice; or

          (2) ORION shall return or dispose of any or all Work in progress (as requested by Contractor) and Contractor shall pay ORION (i) all amounts previously paid by ORION to Contractor, (ii) as damages, direct reasonable re-procurement costs in excess of the Contract Price, such damages not to exceed [ ] (as may be * adjusted under
               Article 28.4), and (iii) all applicable liquidated damages for delay levied pursuant to Article 6.2 up to the date of termination. Title to the Work in progress shall vest or remain vested in Contractor.


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



     (f) If, after termination of the Contract under this Article 17.2, it is determined by mutual agreement of the Parties or in accordance with Article 16.2 (Arbitration) that Contractor was not in default under the provisions of this
Article  17.2 or that the default was  excusable  under  Article 6.2  (Excusable
Delay), Contractor shall be entitled to its direct damages caused by the wrongful default termination. Payment shall be made within 30 days of ORION's receipt of an invoice for such damages with reasonable supporting evidence.

17.3 TERMINATION FOR EXCUSABLE DELAY.

     ORION may, upon written notice to Contractor terminate immediately all or any portion of the Contract if any Excusable Delay (other than Excusable Delay resulting from acts or omissions of ORION that unreasonably delay or hinder Contractor's performance or ORION's failure to meet its responsibilities under the Contract or its exercise of its rights under Article 25 (Ground Storage Option) due to circumstances caused by ORION) exist for a cumulative period of time exceeding twelve (12) months. If ORION so terminates the Contract, Contractor shall refund to ORION all amounts paid for non-Equipment Deliverable Items (such as Data and Documentation and Operations Training and software) and all undelivered Equipment Deliverable Items (excluding the ORION-Z Spacecraft if Launched prior to termination pursuant to this Article 17.3).

17.4 TERMINATION FOR ORION'S DEFAULT.

     (a) Contractor shall be entitled to terminate the Contract in whole or, where severable, in part, under the following circumstances:

          (1) if Contractor gives written notice to ORION of default in the payment of any Milestone Payment when the same shall have become due and payable and ORION fails to cure such event within thirty
               (30) days after receiving such written notice; or

          (2) if Contractor gives written notice to ORION that Contractor, solely as a result of ORION's failure (for reasons that do not constitute Excusable Delay) to perform its responsibilities as set forth in the Contract, is unable to substantially perform its obligations under the Contract for a period in excess of six (6) months; provided that: (i) Contractor has used commercially reasonable efforts to perform notwithstanding ORION's failure to perform; and (ii) Contractor's inability to perform could not have been prevented by reasonable precautions and cannot reasonably be circumvented by Contractor through the use of alternate sources, work-around plans or other means; or

          (3) ORION (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of receiver or similar officer for it, (iii) makes an assignment for



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



               the benefit of all or substantially all of its creditors; or (iv) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations; or

          (4)  ORION  has  resorted  to  fraudulent  or  corrupt   practices  in
               connection with its securing or implementing of the Contract.

     (b) Except as specified above, Contractor shall not have the right to terminate or suspend the Contract.

     (c) In the event of such termination, Contractor shall be entitled forthwith to take any or all of the following actions:

          (1) treat the Contract as terminated as to any or all of the items then undelivered or services unperformed and cease or suspend manufacture of any of the items to be supplied hereunder;

          (2) withhold delivery of any of the items to be supplied hereunder until Contractor has received full payment under this Article and retain all sums then paid on account thereof,

          (3) cease or suspend performance of any of the services to be provided to ORION hereunder, except those services that are specifically intended to be provided in connection with a termination of the Contract; and

          (4) take payment of an amount equal to the Termination Liability Amount for the ORION-Z Spacecraft for the calendar month next following the calendar month in which the date of termination occurs, less the sum of the Milestone Payments actually received by Contractor, provided that, where such amount is a negative number, Contractor shall refund such amount promptly to ORION within twenty (20) days. Where Contractor is owed money by ORION, Contractor shall submit an Invoice to ORION within sixty (60) days after the termination date which shall specify the amount due to Contractor from ORION pursuant to this Article 17.4 and Contractor shall immediately be entitled to full payment by ORION immediately thereafter.

     (d) To the extent that full payment has been made therefor, ORION may require Contractor to transfer to ORION in the manner and to the extent directed by ORION, title to and possession of any items comprising all or any part of the Work terminated (including, without limitation, all Work in progress and all inventories allocated to the Contract), and Contractor shall, upon direction of ORION, protect and preserve property at ORION's expense in the possession of Contractor or its Subcontractors in which ORION has an interest and shall facilitate access to and possession by ORION of items comprising all or part of the Work terminated. Alternatively, ORION may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to ORION less a deduction for costs of disposition reasonably incurred by Contractor for such efforts.

     (e)  Nothing in this  Article  17.4 shall  affect  ORION's  remedies  under
Article 6.2.

17.5 MITIGATION OF DAMAGES.

     In all instances, the Party terminating or claiming other remedies shall take all reasonable steps available to it to mitigate any claim that it may have against the defaulting Party.

17.6 RESOLUTION EFFORTS.

     Except in the case of a default under Article 17.2(c)(3), Article 17.4(a)(1), and Article 17.4(a)(3), prior to either Party exercising its right to terminate the Contract under this Article, the Parties agree that ORION's Senior Executive and Contractor's Senior Executive, and if mutually agreed, an independent third party, will meet within fifteen (15) days of receipt of written notice of the dispute by one Party to the other Party to try to resolve the said dispute. If ORION's Senior Executive and Contractor's Senior Executive cannot agree on an appropriate resolution of the dispute within ten (10) days, then the Parties shall resolve their dispute in accordance with the provisions of Article 16; provided, however, in such circumstances, the Parties shall not be required to comply with Articles 16.1(a) - (b).

17.7 CONTINUED PERFORMANCE.

     Each Party shall continue the performance of its obligations under the Contract to the extent not terminated under the provisions of this Article.

18.  KEY CONTRACTOR PERSONNEL

18.1 KEY POSITIONS.

     (a) "Key Contractor  Positions" shall be the positions set forth as such in
Part 1(C) (Key Contractor Positions). Contractor shall cause each of the personnel filling the Key Contractor Positions to devote such time and effort as is necessary to provide the Work.

     (b) The Contractor Program Manager shall be one of the Key Contractor Positions. The Contractor Program Manager shall serve as the single point of accountability for Contractor for the Work.


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



18.2 ASSIGNMENT OF KEY CONTRACTOR PERSONNEL.

     (a) With respect to Key Contractor Positions identified in Part 1(C) (Key Contractor Positions) as being subject to ORION approval, before assigning an individual to such a Key Contractor Position, whether as an initial assignment or a subsequent assignment, Contractor shall notify ORION of the proposed assignment, shall introduce the individual to appropriate ORION representatives (and, upon request, provide such representatives with the opportunity to interview the individual) and shall provide ORION with a resume and other information about the individual reasonably requested by ORION. If ORION in good faith objects to the proposed assignment, the Parties shall attempt to resolve ORION's concerns on a mutually agreeable basis. If the Parties have not been able to resolve ORION's concerns within five (5) Business Days, Contractor shall not assign the individual to that position and shall propose to ORION the assignment of another individual of suitable ability and qualifications. Personnel filling such Key Contractor Positions may not be transferred or re-assigned until a suitable replacement has been approved by ORION.

     (b) With respect to Key Contractor Positions identified in Part 1(C) (Key Contractor Positions) as being subject to ORION consultation, before assigning an individual to such a Key Contractor Position, whether as an initial assignment or a subsequent assignment, Contractor shall notify ORION of the proposed assignment, shall introduce the individual to appropriate ORION representatives (and, upon request, provide such representatives with the opportunity to interview the individual) and shall provide ORION with a resume and other information about the individual reasonably requested by ORION. If ORION in good faith objects to the proposed assignment, the Parties shall attempt to resolve ORION's concerns on a mutually agreeable basis.

18.3 APPROVED KEY CONTRACTOR PERSONNEL.

     The personnel approved as of the Effective Date to fill the Key Contractor Positions identified in Part 1(C) as subject to ORION approval, are listed in
Part 1(C).

19.  PERMITS, LICENSES AND GOVERNMENT APPROVALS

19.1 CONTRACTOR RESPONSIBILITY AND EXPENSES.

     (a) Contractor shall, at its own expense, secure and maintain all permits, licenses and approvals as may be required for the performance of the Work under the Contract, including any authorization or license relating to transfer or export of technology or technical data and any applicable launch licenses. Contractor shall, at its own expense, perform the Work in accordance with the conditions of all applicable permits and licenses.

     (b) Contractor shall submit an application to the appropriate United States Government entity for a Technical Assistance Agreement. Such application shall be made within thirty (30) days after EDC provided ORION supports the application in a timely manner and shall identify ORION's Consultants.

19.2 ORION REVIEW OF GOVERNMENT APPLICATIONS.

     Contractor shall review with ORION any application Contractor makes to any government department, agency or entity for any permit, license, agreement or approvals, as may be required to meet Contractor's contractual obligations under the Contract, prior to the submission of such application. Contractor shall provide ORION a minimum of ten (10) Business Days to review such applications prior to submission to such governmental entity and Contractor shall in good faith consider any comments made by ORION and shall incorporate in such application all reasonable revisions to such application proposed by ORION.

19.3 COMPLIANCE WITH GOVERNMENT REQUIREMENTS.

     Notwithstanding any other Article in the Contract, the Parties understand and agree that certain restrictions, including those placed on access to Contractor's and Subcontractor's plants and the use, sale or other disposition of technical data, and/or Work delivered under the Contract may be imposed by any government which has jurisdiction over the Work. The Parties at all times, both before and after completion of the Contract, agree to be and remain bound by any such government requirements pertaining to the technical data or Work and shall cooperate in obtaining all required consents and approvals.

20.  ACCESS TO WORK IN PROGRESS

20.1 GENERAL.

     (a) The provisions of this Article 20 are subject to Article 19.3.

     (b) ORION Personnel shall have reasonable access to any premises of Contractor or Subcontractor on an "as needed" basis where Work is being performed under the Contract and may observe all of the Work, as well as any associated facilities and documentation, during regular business hours, or such other times as Work is being performed under the Contract, provided that such access does not unreasonably interfere with such Work. Contractor shall provide ORION Personnel reasonable assistance in the performance of such inspections. The Parties agree that non-escort badges to agreed work areas for the period from commencement of Work through Launch where ORION activities are being performed shall be made available to all ORION Personnel subject to adequate notice of personnel details being provided to Contractor and security and export clearance being granted.


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



20.2 OFFICE SPACE AND FACILITIES.

     (a) Contractor shall provide office space and facilities for the accommodation of up to four (4) ORION Personnel at Contractor's facilities and shall make reasonable work space available for such ORION Personnel at environmental test facilities (if located off site) and shall use best efforts to ensure that office space and facilities are provided for up to two (2) ORION Personnel at other selected Subcontractors' plants on a temporary basis to attend meetings or witness tests. At a minimum, Contractor shall provide desks, chairs, office supplies, local telephone service (long distance telephone usage to be charged to ORION), car parking facilities and access to meetings rooms, copying machines and facsimile equipment, and, as available, access to and use of video conferencing facilities at Contractor's facilities (in this connection, Contractor will take reasonable measures to facilitate video conferencing between Contractor's facilities and ORION's premises, provided the video conferencing facilities of both Parties are fundamentally compatible).

     (b) ORION Personnel visiting or resident at Contractor's or Subcontractors' facilities will abide by the applicable security and export regulations and will not disclose to any third party any information that is identified by Contractor or by Subcontractors to be of a proprietary nature. All ORION Personnel having access to Contractor's technical data or manufacturing facilities are required to be bound by a duly executed non-disclosure agreement.

     (c) Notwithstanding the fact that ORION Personnel visiting or resident at Contractor's or Subcontractors' facilities will be in consultation with
Contractor's or Subcontractors' employees, such ORION Personnel shall remain employees of ORION, its Consultants , as applicable, and as such, compensation for their services and all liability for their actions remain the responsibility of ORION Personnel, as applicable.

20.3 DOCUMENTATION.

     (a) ORION Personnel will have reasonable access to (i) any drawings, circuit diagrams/schematics, specifications, standards or process descriptions available to Contractor and relevant to the ORION-Z Spacecraft, (ii) data and documentation provided to Contractor by its Subcontractors and relevant to the ORION-Z Spacecraft (to the extent permitted by the Subcontractors after Contractor has used best efforts to obtain such permission), and (iii) Data and Documentation. Contractor will make available to ORION Personnel copies of such documentation, at no charge to ORION, on the reasonable request of ORION Personnel where such documentation is necessary for evaluation of designs, performance considerations, assessment of test plans and test results or for any other purpose connected with the design, qualification, testing, Final
Acceptance or operation of the ORION-Z Spacecraft and its components. To facilitate their work in this respect, Contractor will allow ORION Personnel reasonable access to all indexes related to such drawings, circuit diagrams/schematics, and documents.

     (b) With regard to electronically generated information, Contractor will copy ORION and/or provide ORION electronic access to that information necessary to keep ORION advised, on a current basis, of program issues, decisions and problems. To the extent Contractor establishes data links for general use between the facilities of Contractor and its customers, Contractor shall establish data links between its and ORION's facilities such that ORION has remote electronic access to those project related documents identified in Part 2(B) (CDRL). Contractor will also provide ORION Personnel with "real time" access to all measured data taken at Contractor's and Subcontractors' facilities on a non-interference basis.

     (c) Subject to Article 9 (Changes in Scope of Work), the inspection, examination, agreement to, or approval, waiver or deviation by ORION (other than in accordance with Article 28.4 (Amendments)) with regard to any design, drawing, specification or other documentation produced under the Contract shall not relieve Contractor from fulfilling its contractual obligations or result in any liability being imposed on ORION.

20.4 MEETINGS AND REVIEWS.

     (a) ORION Personnel shall be entitled to attend all meetings and reviews (including meetings and reviews held by electronic means) of Contractor and of
Contractor with any Subcontractors where such meetings and reviews are materially related to project schedule and management, engineering, design, manufacturing, integration, testing and launch and shall have the right to participate in and make recommendations, but not to control, give directions or assign actions, in all meetings and reviews at the system, subsystem and unit level, as well as internal program reviews. The Parties agree to work cooperatively in resolving issues that arise at the various meetings and, where ORION has an objection to a recommended resolution/ implementation, the Parties agree to discuss it at the Senior Executive level prior to implementation, but the final decision concerning implementation shall remain with Contractor who shall provide ORION with a written explanation for its decision.

     (b) In the event a meeting or review is convened at Contractor's or a Subcontractor's plant, Contractor shall provide reasonable advance notice to ORION (e.g., one week for regularly scheduled meetings) and shall make the necessary arrangements to facilitate the entry of ORION Personnel to the meeting place.

20.5 SUBCONTRACTS.

     Contractor shall require that any Subcontract entered into after EDC, contains a provision substantially similar to this Article 20 to ensure effectiveness of ORION's rights under the Contract. With respect to Subcontracts entered into before EDC, ORION's rights under this Article 20 shall be as permitted in such Subcontracts.


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



21.  LICENSE RIGHTS

21.1 SOFTWARE, INVENTIONS AND DATA AND DOCUMENTATION.

     (a) License. Contractor grants to ORION an irrevocable, non-exclusive license to use and have used throughout the world (i) any software covered by any copyright or patent and any invention covered by any patent, now or hereafter owned by Contractor or for which Contractor has or may acquire the right to grant such a license, which software and/or invention is directly incorporated in any Deliverable Item or directly employed in the use of any Deliverable Item under the Contract, and (ii) the Data and Documentation. Such license shall, in connection with the operation, maintenance, redesign or modification of any Deliverable Items:

          (1)  permit the copying of such software; and

          (2) in the event Contractor no longer elects, or is able, to maintain such software, permit the modification of such software by ORION (with Contractor releasing to ORION the source code for such software upon such event); and

          (3) permit the copying and modification of Data and Documentation by ORION; and

          (4)  be deemed to be fully paid-up; and

          (5)  be on reasonable terms and conditions for other purposes.

Such license shall be transferable to any other entity, subject to Contractor's approval, such approval not to be unreasonably withheld. Nothing herein shall be construed as (i) granting any rights of ownership in any intellectual property contained in ORION-made redesigns or modifications of Deliverable Items or (ii) conferring any liability on Contractor for such ORION-made redesigns or modifications.

     (b) No Limitation of Rights. This Article shall not be construed as limiting any rights of ORION or obligations of Contractor under the Contract, including specifically the right of ORION, without payment of additional compensation to Contractor, to use, have used, deliver, lease, sell or otherwise dispose of, any item or any part thereof, delivered under the Contract.

21.2 TECHNICAL DATA AND INFORMATION.

     (a)  Definitions. The following definitions shall apply to the Contract:

          (1) "Technical Data and Information" includes but is not limited to technical writings, sound recordings, computer programs, pictorial reproductions, drawings, circuit diagrams/schematics and other graphic representations and works of similar nature, and any other data necessary to enable the manufacture of any item or the practice of any process manufactured or practiced pursuant to the Contract, whether or not copyrighted, to the extent that the same are of the type customarily retained in the normal course of business. The term does not include financial reports, costs analyses, and other information incidental to contract administration.

          (2) "Foreground Data" means any Technical Data and Information generated in the performance of the Work under the Contract or any Subcontract.

          (3) "Background Data" means Technical Data and Information, other than Foreground Data, directly utilized in the execution of the Work performed under the Contract or any Subcontract and necessary for the reconstruction, establishment, maintenance or operation of any item delivered under the Contract or any Subcontract or for the modification of any software delivered under the Contract (as permitted under the Contract by ORION) or any Subcontract.

     (b)  Foreground Data.

          (1) Upon completion of the Work or upon termination of the Contract, and also upon written request of ORION not more often than quarterly during the term of the Contract, Contractor shall notify ORION of any and all items of Foreground Data. Notification shall be in the form of a list setting forth the nature of the Foreground Data, the system, subsystem, or part to which each such item of Foreground Data relates, and the source of each such item. ORION shall be entitled to disclose any such list of Foreground Data furnished to it hereunder, in whole or in part, to any third party for the purposes of reconstructing, establishing, maintaining, marketing and operating the ORIONSAT System.

          (2) At any time after the Effective Date of the Contract and until the end of the twenty-fourth (24th) month after final payment under, or termination of, the Contract, or at any time thereafter so long as Contractor retains it, Contractor shall, upon written request of ORION, disclose to ORION any and all Foreground Data without payment of additional compensation to Contractor. ORION shall be entitled to disclose, without payment of additional compensation to Contractor, any and all Foreground Data disclosed to it hereunder to any third party for the purposes of or in connection with reconstructing, establishing, maintaining, marketing and operating the ORIONSAT System.

          (3) Contractor agrees to and does hereby grant to ORION or its assignees pursuant to Article 28.2 (Assignment) an irrevocable, non-exclusive, fully paid-up right and license to use and to authorize  any  third  party to use,  throughout  the  world  and without payment of additional compensation to Contractor, Foreground Data for the purposes of, or in connection with, reconstructing, establishing, maintaining, marketing and operating the ORIONSAT System, together with the irrevocable, nonexclusive, fully paid-up and royalty-free right to have Contractor grant directly to such third party such right and license to use. As among all users under this Article 21, the terms and conditions of the rights of the use granted shall be nondiscriminatory.

     (c) Background Data. To the extent Contractor now is or subsequently becomes entitled to do so, Contractor agrees, at the written request of ORION,
(i) to grant to ORION an irrevocable, non-exclusive, fully paid-up right and license to use Background Data throughout the world, and (ii) an irrevocable, royalty-free right to have Contractor grant directly to any third party the right and license to use Background Data throughout the world on a
non-discriminatory   basis,   provided   that,   subject  to   Article   21.2(e)
(Unconditional Use), such use by such third parties shall be on fair and reasonable terms and conditions to be negotiated directly between Contractor and such third party requesting the use of such Background Data. Any right or license to use granted pursuant to this Article shall be limited to that use necessary for the reconstruction, modification, establishment, maintenance and operation of (those portions of the ORIONSAT System delivered under the Contract).



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



     (d)  Copying Rights.

          (1) ORION and/or the person or entity to whom Technical Data and Information is furnished under the Contract shall have the irrevocable and non-exclusive right to copy for use authorized under the Contract in connection with any items delivered under the Contract, any Technical Data and Information that is required to be furnished to ORION and such others pursuant to the Contract; provided that if any of the foregoing Technical Data and Information is copyrighted, Contractor hereby grants to ORION and such others the royalty-free right to copy such copyrighted material to the extent that Contractor now has or hereafter acquires the authority to grant to others such right to make copies. ORION and such others shall apply an appropriate copyright notice to all copies of such copyrighted Technical Data and Information.

          (2) At the time that any Technical Data and Information is furnished under the Contract to ORION and such others, Contractor shall notify ORION and such others in writing of the inclusion in the furnished material of any such amount of copyrighted material or other material with respect to which Contractor is not entitled to grant the right to make copies to others. Any such copyrighted material that is marked by Contractor with an appropriate proprietary legend shall be protected by ORION and such others in the same manner as they protect their own proprietary information.

     (e) Unconditional Use. Notwithstanding any other provision of this Article, with respect to any Technical Data and Information any person or entity is authorized by the terms of this Article to use only under certain conditions or limitations, such use shall be free, unconditional and unlimited from and after the time such Technical Data and Information comes into the public domain or becomes otherwise lawfully available to such person or entity on such other terms.

     (f)  Proprietary Markings.

          (1) All Foreground Data furnished pursuant to this Article shall be marked by Contractor with the following legend:

                    "This document is furnished pursuant to a Contract between ORION and Contractor dated _________________ (adding, if appropriate, and a subcontract thereunder between ____________ and _____________). This document contains Foreground Data as defined in that Contract, which may be used only in the manner specified in that Contract, unless such Foreground Data is or lawfully becomes in the



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



                    public domain or is or lawfully becomes available to the user on other terms."

          (2) All Background Data furnished pursuant to this Article shall be marked by Contractor with the following legend:

                    "This document is furnished pursuant to a Contract between ORION and Contractor dated (adding, if appropriate, and a subcontract thereunder between __________ and __________). This document contains Background Data as defined in that Contract, which may be used only in the manner specified in that Contract, and upon such terms as are agreed upon by _______________ and the user, unless such Background Data is or lawfully becomes in the public domain or is or lawfully becomes available to the user on other terms."

          (3) ORION and/or the person or entity to whom any Technical Data and Information is furnished under the Contract shall be entitled at any time to modify, remove, obliterate, or ignore any marking not authorized by this Article 21 on any piece of Technical Data or Information furnished under the Contract, but only after written notice and reasonable opportunity has been given to Contractor to defend such marking.

     (g)  Subcontracts.

     Contractor shall, unless otherwise authorized or directed by ORION, use best efforts to include in each Subcontract hereunder a license rights clause pursuant to which each Subcontractor will grant license rights to ORION to the same extent as the license rights granted by Contractor in this Article.

22.  CONFIDENTIALITY AND NONDISCLOSURE OF PROPRIETARY INFORMATION

22.1 DEFINITION AND EXEMPTIONS.

     (a) Definition. During the course of performance of the Contract each Party may have access to or receive information from the other, such as information concerning inventions, techniques, processes, devices, discoveries and improvements, or regarding administrative, marketing, financial or manufacturing activities. All such information, including any materials or documents containing such information, whether disclosed orally or otherwise, shall be



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



considered proprietary and confidential information of the disclosing Party ("Proprietary Information").

     (b) Exemptions. For the purpose of this Article 22, "Proprietary Information" shall not include any information that the receiving Party can establish (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was in the possession of the receiving party at the time of disclosure to it, as established by documentary evidence; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information; and (v) was independently developed by the receiving Party without reference to the Proprietary Information of the other, as established by documentary evidence.

22.2 PRIOR APPROVAL OF CERTAIN DISCLOSURES.

     (a) Contractor agrees that it will not, for the period specified in Article 22.3(a), disclose details of the Work to be provided to ORION, to the extent that such disclosure would reveal specific performance information regarding the ORIONSAT System and the ORION-Z Spacecraft or any other information that would materially affect ORION's commercial interests or the commercial use of the ORIONSAT System without the prior written consent of ORION, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties expressly agree that Contractor shall have the unrestricted right at any time to use and to supply to third parties services or equipment similar or identical to any Work provided hereunder.

     (b) ORION agrees that it will not, for the period specified in Article 22.3
(a), disclose Proprietary Information of Contractor to the extent that such disclosure would reveal information to a direct competitor of Contractor that would materially affect the commercial interests of Contractor without the prior written consent of Contractor, which shall not be unreasonably withheld. Contractor agrees that for purposes of this Article 22, in the event that TELESAT and/or COMSAT are engaged as Consultants to ORION for purposes of the Contract, they shall not be deemed direct competitors of Contractor.

22.3 CONFIDENTIALITY OBLIGATIONS.

     (a) Both during and for a period of three (3) years after the termination or expiration of the Contract, each Party agrees to preserve and protect the confidentiality of the Proprietary Information of the other and all physical forms thereof. Neither Party shall disclose or disseminate Proprietary Information of the other to any third party, including employees, independent consultants, or Subcontractors unless each Party has (i) a need to know the Proprietary Information for the purpose of establishing, maintaining, operating, financing or marketing the ORIONSAT System, and (ii) has executed an agreement obligating the party to maintain the confidentiality of the Proprietary Information and limiting the use of the Proprietary Information to establishing, maintaining, operating, financing or marketing the ORIONSAT System. Neither Party shall use Proprietary Information of the other for its own benefit or for the



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



benefit of any third party, except as specifically provided under the terms and conditions of the Contract.

     (b) The foregoing shall not affect any right of ORION in respect of Data and Documentation provided for under the Contract nor shall either Party be prevented from using the general know-how and abilities gained during the performance of the Contract for any purpose whatsoever.

22.4 COPYING.

     (a) Either Party shall be entitled to make copies of any documents containing Proprietary Information under the terms and conditions outlined above.

     (b) Either Party shall have the right at any time to remove, obliterate or ignore any proprietary/confidential legend placed on any Data or Documentation, or other information furnished under the Contract where the legend is not in accordance with the Contract but only after notice to the other Party and reasonable opportunity for such Party to defend such legend.

23.  YEAR 2000 COMPLIANCE

     Contractor represents and warrants that any and all software provided hereunder will accurately process date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations (hereinafter "Year 2000 Compliant"). Year 2000 Compliant information technology, when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date/time data (hereinafter, collectively the "Year 2000 Warranty").

24.  CONTRACT MANAGEMENT

24.1 GENERAL.

     Contractor shall conduct and/or attend meetings, reviews and analyses and shall prepare and deliver reports (including progress reports) and documentation as required in Part 2(A) (SOW) and Part 2(B)(CDRL).

24.2 APPROVALS AND ACCEPTANCES.

     No approval, acceptance, waiver or deviation prior to Final Acceptance by ORION of any action or item under the Contract shall waive any of ORION's contractual rights with regard to Final Acceptance of any Deliverable Item or otherwise change or modify Contractor's obligation to meet the requirements of the Contract except to the extent a requirement is expressly and


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



specifically   waived  by  a  written   instrument   signed  by  an   authorized
representative  of ORION  and made an  Amendment  to the  Contract  pursuant  to
Article 28.4 (Amendment).

24.3 CONTRACT MONITORING.

     During the performance of the Contract, Contractor and ORION shall each designate a person to be its Contract Program Manager, whose duties shall be to monitor the Work and to act as liaisons between the Parties. Such monitoring by ORION shall not relieve Contractor from performing the Contract in accordance with its terms and shall not in any way detract from Contractor's position as an independent contractor.

24.4 ORION CONSULTANTS.

     ORION's Consultants shall not be employees of any entity in direct competition with Contractor's manufacturing operations and shall have no authority to change any part of the Contract, or to direct Contractor or to bind ORION. The Parties agree that TELESAT and COMSAT may be utilized by ORION as Consultants on the ORION-Z program. Any changes to the Contract shall be made only in accordance with Article 28.4 (Amendments), but ORION's Consultants may participate in discussions regarding such changes. Any action taken by Contractor prior to the resolution of any such question shall be at Contractor's own risk and expense.

24.5 SUBCONTRACTING.

     (a) Contractor shall provide ORION two (2) copies of all Subcontracts issued, either by Contractor or by a Major Subcontractor on an "as-needed basis" at ORION's request. Such copies shall not be required to contain any financial information.

     (b) To the extent practical, all Major Subcontracts issued at any time, including those Subcontracts entered into before EDC shall contain the provisions specified in the Articles of the Contract as appropriate to the particular Major Subcontract.

     (c) Major Subcontracts.

          (1) Contractor has represented that in the performance of the Work required by the Contract, it will be necessary for Contractor or its Subcontractors to enter into Major Subcontracts. Initially, the Major Subcontractors are as provided below:


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



--------------------------------------------------------------------------------
                                   TABLE 24.5
                              MAJOR SUBCONTRACTORS
--------------------------------------------------------------------------------

       NAME OF MAJOR
       SUBCONTRACTOR                               DESCRIPTION OF WORK
       -------------                               -------------------

Arianespace                                     Launch Vehicle

Narda                                           Linearizers

AEG/Thomson                                     TWT

Bosch                                           EPC

ComDev                                          Switches, Diplexers

Alenia                                          Telemetry & Command RF Equipment

TecStar                                         Solar Array Panels

MELCO                                           Solar Array Panels

NEC                                             Earth Sensors

Adcole                                          Sun Sensors

Eagle-Picher                                    Battery Cells

Sharp                                           Solar Cells

Lockheed Martin Federal Systems                 SCE Processors

Pressure Systems Inc.                           Propellant Tanks

Lincoln Composites                              Pressurant Tanks

Kaiser Marquart                                 110 lb. Thrusters

Atlantic Research Corp.                         5 lb. Thrusters

Teldix                                          Momentum Wheel

Ferranti                                        Digital Integrating Rate Assy

MELCO                                           Structural Panels, Comm Panels

          (2) In the event that Contractor or a Major Subcontractor selects or has a necessity to terminate any Major Subcontract or substitute Major Subcontractors on any Major Subcontract, Contractor shall consult with ORION and discuss any and all such actions prior to implementation. The foregoing shall also apply to Subcontracts and Subcontractors on an "as needed basis." Subject to Article 24.5(c)(3), ORION shall have no right or prior approval of Contractor's actions.

          (3) In the event that Contractor has a necessity to terminate or substitute any Major Subcontractor, Contractor shall first consult with and obtain the approval of ORION. If ORION does not approve such actions and Contractor deems such actions to be necessary to meet its performance obligations under the Contract, then Contractor may take such action without ORION's approval.

          (4) In the event that Contractor or a Subcontractor that has been awarded a Major Subcontract has reason to waive, or to agree to, a deviation in any of the technical requirements of any Major Subcontract that will cause a material impact on the technical parameters of the ORION-Z Spacecraft as set forth in Part 3(A) (Technical Specifications), such variations shall be handled in accordance with Part 3(A) and shall require a formal Amendment to the Contract pursuant to Article 28.4.

     (d) Nothing in the Contract shall be construed as creating any contractual relationship between ORION and any Subcontractor. Contractor is fully responsible to ORION for the acts and omissions of Subcontractors and of all persons used by Contractor or a Subcontractor in connection with the performance of the Work under the Contract. Any failure by a Subcontractor to meet its obligations to Contractor shall not constitute a basis for excusable delay, except as provided in Article 6.3 (Excusable Delay), and shall not relieve Contractor from meeting any of its obligations under the Contract.


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



25.  GROUND STORAGE OPTION

25.1 NOTIFICATION.

     ORION, at its option to be exercised no later than three (3) months prior to the projected shipment date of the ORION-Z Spacecraft to the launch site, may direct Contractor to provide ground storage for such Spacecraft for a period of up to eighteen (18) months. ORION's exercise of its rights under this Article 25 shall constitute an Excusable Delay as provided in Article 6.3 (Excusable Delay) provided ORION exercises such right due to circumstances caused by ORION.

25.2 STORAGE LOCATION.

     Ground storage shall be provided at a facility controlled by Contractor and shall be conducted in accordance with the satellite storage plan set forth in
Part 5 (Satellite Storage Plan).

25.3 STORAGE PRICES.

     In the event that ORION, due to circumstances or Excusable Delay not caused by ORION, elects to exercise the ground storage option for the ORION-Z Spacecraft provided in this Article 25 from Contractor, then such ground storage (and reverification of system flight assurance and reverification testing) shall be provided at no charge to ORION. Otherwise: (i) such ground storage shall be provided for the firm fixed price of [ ] per month while * the ORION-Z Spacecraft is in ground storage and until ORION directs Contractor pursuant to
Article 25.6 to remove such Spacecraft from ground storage, conduct the verification tests, and ship such Spacecraft to the launch site; and (ii) ORION shall pay directly or reimburse Contractor for reverification of system flight assurance and reverification testing (at [ ] * [ ] of Contractor's cost) and for such reasonable additional costs such as taxes, * tariffs, duties, transportation, insurance and launch-related expenses that Contractor would not have incurred had ORION not elected ground storage for the ORION-Z Spacecraft.

25.4 INVOICING AND PAYMENT.

     Contractor  shall  provide  ORION an  Invoice  for  amounts  due under this
Article 25 in arrears in accordance with Article 5.1. ORION shall pay such invoiced amounts in accordance with Article 5.

25.5 TITLE AND RISK OF LOSS.

     Title and risk of loss or damage to the ORION-Z Spacecraft shall, as provided in Article 8, remain with Contractor during ground storage and until Final Acceptance.


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



25.6 NOTIFICATION OF INTENTION TO LAUNCH A STORED SPACECRAFT.

     ORION shall direct Contractor by written notice to remove the ORION-Z Spacecraft from ground storage and Deliver the Spacecraft in-orbit subject to the availability of a Launch Vehicle. This notification must be received by Contractor no less than six (6) months prior to the revised Delivery Date for the ORION-Z Spacecraft.

25.7 IN-ORBIT PERFORMANCE WARRANTY AND PAYMENTS.

     (a) In the event that ORION, due to circumstances or Excusable Delay caused by ORION, elects to exercise the ground storage option provided in this Article 25, upon placement of the ORION-Z Spacecraft in ground storage, ORION shall pay to Contractor interest on the Orbital Incentive Amount at the rate specified in
Article 5.4 for the period of ground storage until ORION provides Contractor the notice specified in Article 25.6. Upon Final Acceptance of the ORION-Z Spacecraft, the provisions of Article 12 shall apply.

     (b) In the event it is determined that the amount of the Advance Incentive Payment to which Contractor is entitled at Final Acceptance under Article 12 is less than one hundred percent (100%) of the Orbital Incentive Amount, then Contractor shall pay to ORION a refund in the amount of the difference between interest paid by ORION under (a) above and interest on the amount of the Advance Incentive Payment to which Contractor is entitled at Final Acceptance, such interest at the rate specified in Article 5.4 for the period specified in (a) above.

26.  LAUNCH VEHICLE AGENCY

26.1 INSURANCE.

     Contractor shall require the Launch Agency to provide (and verify provision of) insurance as required by any governmental agency, for loss or damage to its property resulting from activities to be carried out in connection with launches to be provided under the Contract. In consideration of and conditioned upon a reciprocal waiver by the applicable government, both ORION and Contractor agree to waive any claim against that government or its agencies for any property damage or loss they sustain or for any personal injury to, death of, or any property damage or loss sustained by their own employees.

26.2 COMPLIANCE WITH LAWS AND REGULATIONS.

     The Launch Agency has executed agreements with various government agencies for use of government-owned property and facilities relating to the production of launch vehicles and launch operations. ORION agrees that it will comply with the applicable government's laws and regulations as they relate to ORION-furnished property and personnel. Contractor will request the Launch Agency to furnish copies of such agreements to ORION upon ORION's request. ORION will indemnify Contractor for any ORION violation of the laws, regulations or agreements as specified herein. In furtherance of the foregoing, the Parties shall, before launch, execute and deliver an agreement for waiver of claims and assumption of responsibility, if the execution of which is required by the applicable government as a condition of granting Contractor's license to conduct launch activities and launch the ORION-Z Spacecraft.

27.  RESPONSIBILITY FOR THE CONTRACT

27.1 ABILITY TO PERFORM.

     Contractor, by having submitted a tender to perform the Work and by executing the Contract, shall be deemed to have satisfied itself as to:

     (a) all the conditions and circumstances which may affect the Contract Price, as defined in Article 5; and

     (b) the feasibility of the Work to be performed in accordance with the terms and conditions of the Contract.

Accordingly, Contractor warrants that it has the necessary skills, facilities and capacity to perform the Work in accordance with the terms and conditions of the Contract.

27.2 FIXED CONTRACT PRICE.

     Contractor acknowledges that it has fixed the Contract Price according to its own view and assessment of all relevant matters and no additional costs, except as otherwise expressly provided for in the Contract, will be charged over and above the Contract Price.

27.3 INCONSISTENCIES IN CONTRACT.

     (a) By executing the Contract, the Parties acknowledge that they have thoroughly examined all parts of the Contract, and agree that they are complete, consistent and accurate. If Contractor decides, during the performance of the Work, that any portion of the Contract is inaccurate or incomplete, or that there are inconsistencies, it shall notify ORION in writing specifying full particulars and request resolution before proceeding with the Work in question. If Contractor proceeds before obtaining such a resolution, it does so at its own risk and expense, and whether or not the course it has chosen is satisfactory to ORION, it shall be entitled to no increase in the Contract Price or any extension of the Delivery Dates set out in Article 6. If Contractor proceeds with the Work before obtaining resolution of any inaccuracy, incomplete information or inconsistency and the course of action it has pursued is not chosen by ORION, it shall, upon request by ORION, promptly and at its own expense, follow the course of action directed by ORION and make all readjustments that may be required.

     (b) ORION shall within twenty (20) days after written notification by Contractor pursuant to Article 27.3(a) provide a response and resolution of the issues raised by Contractor.

27.4 SUBCONTRACTOR COOPERATION.

     Contractor covenants that it will cooperate fully with all Subcontractors, and will use reasonable efforts to ensure the full cooperation of all Subcontractors with ORION in order to achieve due performance of the Contract.

28.  GENERAL

28.1 EFFECTIVE DATE OF CONTRACT.

     The effective date of the Contract ("EDC") shall be the date as of which the Contract as been duly signed by both Parties. On the Effective Date, Contractor will be paid the Initial Payment.

28.2 ASSIGNMENT.

     (a) This Contract shall be binding on the Parties and their successors and assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in the Contract.

     (b) Contractor shall not, without the prior written approval of ORION and except on such terms and conditions as are determined in writing by ORION, assign, mortgage, charge or encumber the Contract or any part thereof, any of its rights, duties, or obligations hereunder, the Work or any monies payable or to become payable under the Contract, to any person, except to a parent or a wholly-owned direct or indirect subsidiary company of Contractor, or for the purpose of corporate merger, recapitalization or reconstruction.

     (c) ORION shall have the right to assign, mortgage, charge or encumber its rights, duties or obligations under the Contract to any entity, including any Financing Entity, subject to prior notice to Contractor.

28.3 ENTIRE AGREEMENT.

     This Contract contains the entire Agreement between the Parties regarding the Work hereunder and supersedes all communications, negotiations, and other agreements either written or oral, relating to the Work and made prior to the Effective Date of the Contract unless the same are expressly incorporated by reference into the Contract.

28.4 AMENDMENTS.

     The Contract, including Parts, may not be modified except by written instrument of subsequent date signed on behalf of ORION by its President (or another person designated by the President in writing to sign such agreement) and on behalf of Contractor by its Executive Vice President, Business or Vice President and Chief Financial Officer (or another person designated by either in writing to sign such agreement) which agreement expressly states that it is an "Amendment to the ORION-Z Contract."

28.5 WAIVER OF BREACH OF CONTRACT.

     A waiver of any breach of a provision of the Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach.

28.6 CUMULATIVE REMEDIES.

     Except as otherwise expressly provided herein, all remedies provided for in the Contract shall be cumulative.

28.7 SEVERABILITY.

     In the event any one or more of the provisions of the Contract shall for any reason be held to be invalid or unenforceable, the remaining provisions of the Contract shall be unimpaired and the invalid or unenforceable provision shall be deemed to be restated to reflect as nearly as possible the original intention of the Parties in accordance with applicable law.

28.8 APPLICABLE LAW.

     Except as provided in Article 16.2(e), the Contract and performance under it shall be governed by, construed and enforced in accordance with the laws in force in the State of Maryland, U.S.A., without regard to conflict of laws provisions thereof.

28.9 NOTICES.

     (a) All notices, requests, demands, and determinations under the Contract (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) two (2) days after being given to an express courier with a reliable system for tracking delivery, (iii) when sent by facsimile confirmed by the specific addressee with a copy sent by another means specified in this Article 28.9, or (iv) six (6) days after the day of mailing, when mailed by United States mail, registered or certified, return receipt requested, postage prepaid, and addressed as follows:

                  ORION
                  2440 Research Boulevard
                  Suite 400
                  Rockville, Maryland 20850
                  United States of America
                  Attention:       Richard Shay, Esq.
                                   Sr. Vice President and General Counsel
                  Telephone No.:   301-258-8101
                  Facsimile No.:   301-258-3360
                  Attention:       Dr. Denis Curtin
                                   Senior Vice President
                  Telephone No.:   301-258-3210
                  Facsimile No.:   301-258-3330

                  SPACE SYSTEMS/LORAL
                  3825 Fabian Way
                  Palo Alto, California  94303
                  Attention:       Linda Zumdahl, PS1
                                   Contract Manager
                  Telephone No.:   650-852-5482
                  Facsimile No.:   650-852-7508
                  Attention:       Josephine Stiles
                                   Program Manager
                  Telephone No.:   (650) 852-6728
                  Facsimile No.:   (650) 852-6686

     (b) A Party may from time to time change its address or designee for notification purposes by giving the other Party prior notice of the new address or designee and the date upon which it will be effective.

28.10 CONTRACTOR NOT AGENT.

     Contractor, in performing the Work hereunder, is acting as an independent contractor, and Contractor has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all Work to be performed by Contractor under the Contract. None of the provisions of the Contract, including any of its Parts, shall be construed to mean that Contractor is appointed or is in any way authorized to act as an agent of ORION.

28.11 SURVIVAL.

     Any provision of the Contract that can be reasonably construed to survive the expiration or termination of the Contract for any reason, including Article 11 (Representations and

Warranties),  Article 12 (In-Orbit Performance Warranty and Incentive Payments),
Article 13 (Insurance), and Article 15 (Indemnification) shall survive such expiration or termination of the Contract.

28.12 RELEASE OF INFORMATION.

     (a) Release of Information. Neither Contractor nor ORION, nor any of their Associates, contractors, or Subcontractors, shall release or publish any material (including articles, films, brochures, advertisements and photographs), or authorize other persons to publish such material, or deliver speeches (collectively, "Release") about the Work that is marked "Confidential", "Proprietary", or with similar designation without the prior written approval of the other Party, which approval shall not be unreasonably withheld. This obligation shall not apply to (i) ORION's Release of any sort relating to ORION's intellectual property, including the Technical Specifications and Statement of Work, and may be Released as ORION so determines, or (ii) information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Agreement.

     (b) The  application  for  approval  to Release  material  required by this
Article 28.12 shall be submitted to the other Party in writing and shall include full particulars of any intended Release. Upon receipt of the other Party's agreement in principle to the proposed Release, the applicant shall submit for final approval by the other Party any material to be in the form and context in which it is intended to be used. The other Party may then approve or decline to approve Release in whole or in part of the material and at its discretion may specify a time for Release.

28.13 GOVERNMENT FILINGS.

     Notwithstanding any other provision of the Contract, Contractor and ORION may make any public release or filings that Contractor or ORION considers advisable or necessary under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules applicable to the National Market System, or the securities laws applicable to public companies in the United States. Prior to making any such filing containing proprietary information of the other Party, the filing Party shall provide the other Party reasonable advance notice of the filing and cooperate with such other Party in obtaining confidential treatment for such proprietary information. In addition, if a Party desires for any information to be contained within such a filing to be accorded confidential treatment and not disclosed to the public, it shall so indicate to the other Party and such other Party shall cooperate with the first Party in obtaining confidential treatment for such information.

28.14 IMPROPER PAYMENTS, KICKBACKS, GIFTS, AND GRATUITIES.

     Each Party agrees that in carrying out its obligations under the Contract it will not make payments of any salary, fee, commission or compensation of any kind or the granting of any unlawful or improper gift or gratuity of any kind either directly or indirectly, to any officer, employee, agent or representative of ORION.

28.15 COMPLIANCE WITH APPLICABLE LAWS.

     (a) Subject to Article 19 (Permits, Licenses and Government Approvals), each Party shall, at its own expense, comply with the requirements of any laws of any place in which any part of the Work is to be done and with the lawful requirements of public, municipal and other authorities in any way affecting or applicable to any Work.

     (b) Subject to Article 19 (Permits, Licenses and Government Approvals), neither Party shall be responsible in any way for the consequences, direct or indirect, of any violation by the other Party or its Subcontractors or Consultants, or their officers, employees, agents or servants of any law of a country in which the Work is performed, or of any country whatsoever.

28.16 FINANCING.

     The Parties recognize that the Contract may be financed through external sources. Contractor agrees to work cooperatively to negotiate and execute such documents as may be reasonably required to implement such financing to the extent it does not adversely affect Contractor's rights.

     IN WITNESS WHEREOF the Contract has been issued in two (2) counterparts, executed and sealed on behalf of ORION by persons authorized in that behalf, and has also been executed and sealed on behalf of CONTRACTOR by persons authorized in that behalf.

SPACE SYSTEMS/LORAL, INC                      LORAL ORION NETWORK SYSTEMS, INC.

BY:                                           BY:
   ----------------------------------------      -------------------------------

TITLE:  Executive Vice President, Business    TITLE:  Sr. Vice President
      -------------------------------------         ----------------------------

DATE:  May 15, 1998                           DATE:  May 15, 1998
     --------------------------------------        -----------------------------

                                  CONFIDENTIAL

                                     ANNEX A

                        MILESTONE ACHIEVEMENT CERTIFICATE


                                     [Date]


Orion  Network Services, Inc.
2440 Research Boulevard
Suite 400 Rockville, Maryland 20850
United States of America

Attention: Al Ramos

RE: ORION-Z Spacecraft Purchase Contract, dated as of May 15, 1998 (as amended, supplemented or modified from time to time, the "ORION-Z Contract"), between Orion Network Services, Inc. ("ORION") and Space Systems/Loral, Inc. ("Contractor")

Ladies and Gentlemen:

This Invoice is delivered to ORION pursuant to Article 5 of the ORION-Z Contract and constitutes Contractor's Invoice for the amount of $[...] for Milestone Payment No. ____ and $[...] for ___________________________.

We hereby certify that the above Milestone has been Successfully Completed, Conducted, or Delivered (as each term is defined in Article 5.2(e) of the ORION-Z Contract).

Very truly yours,

SPACE SYSTEMS/LORAL, INC.                 Agreed to on behalf of ORION:

By:                                       By:
   ---------------------------------         ---------------------------------

Name:                                     Name:
     -------------------------------           -------------------------------

Title:                                    Title:
      ------------------------------            ------------------------------

                                          Date:
                                               -------------------------------

                                    PART 1(B)
                                PAYMENT SCHEDULE



            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS PART]

                                    PART 1(B)
                              TERMINATION LIABILITY



            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS PART]

                        LORAL ORION NETWORK SYSTEMS, INC.

                                     ORION 2

                                STATEMENT OF WORK

                                    PART 2(A)

                               DATED: 11 MAY 1998




--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------

    Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                                           PAGE
1 --INTRODUCTION...................................................................................1-1
         1.1 SCOPE.................................................................................1-1
         1.2 RESPONSIBILITIES......................................................................1-1
         1.3 APPLICABLE PROGRAM DOCUMENTS..........................................................1-2
2 --EQUIPMENT, DOCUMENTATION, AND SERVICES.........................................................2-1
         2.1 INTRODUCTION..........................................................................2-1
         2.2 DELIVERABLE EQUIPMENT.................................................................2-1
                  2.2.1 Flight Spacecraft..........................................................2-1
                  2.2.2 Mission Specific Hardware and Software.....................................2-2
                  2.2.3 TT&C Simulator.............................................................2-2
                  2.2.4 Dynamic Software Simulator.................................................2-2
         2.3 DELIVERABLE DOCUMENTATION.............................................................2-2
         2.4 SERVICES..............................................................................2-3
                  2.4.1 Launch Support Services....................................................2-3
                  2.4.2 Launch Services............................................................2-3
                  2.4.3 Insurance..................................................................2-3
                  2.4.4 Mission Support Services...................................................2-3
                  2.4.5 Operations Training........................................................2-4
                  2.4.6 Post Acceptance In-Orbit Support...........................................2-4
         2.5 PURCHASER FURNISHED ITEMS FOR IOT.....................................................2-4
                  2.5.1 Equipment and Personnel....................................................2-4
                  2.5.2 Data.......................................................................2-5
3 --PROGRAM MANAGEMENT.............................................................................3-1
         3.1 INTRODUCTION..........................................................................3-1
                  3.1.1 Scope......................................................................3-1
                  3.1.2 Responsibilities...........................................................3-1
                  3.1.3 Program Management Plan....................................................3-1
         3.2 PROGRAM MANAGEMENT INTERFACE..........................................................3-2
         3.3 DOCUMENTATION AND DATA MANAGEMENT.....................................................3-2
                  3.3.1 General....................................................................3-2
                  3.3.2 Documentation Center.......................................................3-2
                  3.3.3 Data Management Plan.......................................................3-2
                  3.3.4 Documentation Submission Criteria..........................................3-2
                  3.3.5 Revision and Maintenance of Documentation..................................3-2
                  3.3.6 Monthly Documentation Status Report........................................3-3
         3.4 MEETINGS..............................................................................3-3

                  3.4.1 Progress Meetings..........................................................3-3
                  3.4.2 Senior Management Meetings.................................................3-3
                  3.4.3 Quarterly Progress Meetings................................................3-3
                  3.4.4 Kick-Off Meeting...........................................................3-4
                  3.4.5 Agenda Coordination Procedure..............................................3-4
                  3.4.6 Minutes....................................................................3-4
                  3.4.7 System and Major Subsystems Integration and Test Weekly Meeting............3-4
                  3.4.8 Major Subcontractor Progress Meetings and Other Meetings....................-5
         3.5 REVIEWS...............................................................................3-5
                  3.5.1 Design Reviews.............................................................3-5
                            3.5.1.1 Review Chairperson and Review Board............................3-5
                            3.5.1.2 Review Notification............................................3-6
                            3.5.1.3 Data Packages..................................................3-6
                            3.5.1.4 Review Procedures..............................................3-6
                            3.5.1.5 Review Summary.................................................3-6
                            3.5.1.6 Review Completion..............................................3-6
                            3.5.1.7 Spacecraft System/Subsystem CDR................................3-6
                  3.5.2 System/Subsystem Test Reviews..............................................3-7
                  3.5.3 Preshipment Review.........................................................3-8
                  3.5.4 Design Review Documentation................................................3-8
                  3.5.5 Test Review Documentation..................................................3-8
         3.6 ACTION ITEM CONTROL...................................................................3-8
         3.7 MANAGEMENT OF CONTRACT CHANGES........................................................3-9
                  3.7.1 Change Classification......................................................3-9
                  3.7.2 Preliminary Change Assessment.............................................3-10
                  3.7.3 Change Request (CR).......................................................3-10
                  3.7.4 Contract Change Notice (CCN)..............................................3-10
                  3.7.5 Review and Approval of a Change...........................................3-11
                  3.7.6 Change Review Board.......................................................3-12
                  3.7.7 Implementation of a Change by the Contractor..............................3-12
                  3.7.8 Directed Changes..........................................................3-12
                  3.7.9 Go Ahead Procedure........................................................3-12
                  3.7.10 CR/CCN Log...............................................................3-13
         3.8 PROGRAM PLANNING AND STATUS INFORMATION..............................................3-14
                  3.8.1 Spacecraft Hardware Matrix................................................3-14
                  3.8.2 Qualification Status List.................................................3-14
                  3.8.3 Critical Items List.......................................................3-14
                  3.8.4 Program Schedules.........................................................3-14
                  3.8.5 Monthly Program Progress Report...........................................3-15

                  3.8.6 Executive Quarterly Summary...............................................3-16
         3.9 PROGRAM MONITORING AND NOTIFICATION REQUIREMENTS.....................................3-16
                  3.9.1 ORION Representatives.....................................................3-16
                  3.9.2 Office Accommodation and Facilities.......................................3-16
                  3.9.3 Attendance at Meetings....................................................3-17
                  3.9.4 Access to Data and Documentation..........................................3-17
                  3.9.5 ORION Presence During Development, Qualification, and Acceptance Tests....3-17
                  3.9.6 Notification Requirements.................................................3-17
                  3.9.7 Material Review Board (MRB) and Failure Review Board (FRB)................3-18
4 --DESIGN ACTIVITIES..............................................................................4-1
         4.1 GENERAL...............................................................................4-1
         4.2 SYSTEM SPECIFICATION..................................................................4-1
         4.3 DESIGN REVIEWS........................................................................4-1
         4.4 DESIGN ANALYSES.......................................................................4-2
                  4.4.1 Analyses at Spacecraft System Level........................................4-2
                            4.4.1.1 Spacecraft Failure Analysis....................................4-3
                            4.4.1.2 Dynamic Analysis...............................................4-3
                            4.4.1.3 Antenna Pointing Error Analysis................................4-3
                            4.4.1.4 Propellant Budget Analysis.....................................4-4
                            4.4.1.5 Mass Properties Analysis.......................................4-5
                            4.4.1.6 Power Budget Analysis..........................................4-5
                            4.4.1.7 Mission Analysis...............................................4-5
                            4.4.1.8 Environmental Effects Analyses.................................4-6
                            4.4.1.9 Worst Case Performance Analysis................................4-7
                            4.4.1.10 Autonomous Commands Analysis..................................4-8
                  4.4.2 Subsystem Level Analyses...................................................4-8
                            4.4.2.1 Communications Subsystem Analyses..............................4-8
                            4.4.2.2 Telemetry, Tracking, and Command (TT&C)  Subsystem Analyses...4-11
                            4.4.2.3 Attitude and Dynamics Control Subsystem (ADCS)
                                         Analysis.................................................4-12
                            4.4.2.4 Propulsion Subsystem Analyses.................................4-13
                            4.4.2.5 Power Subsystem Analyses......................................4-13
                            4.4.2.6 Thermal Subsystem Analyses....................................4-15
                            4.4.2.7 Structure Analyses............................................4-15
5 --PRODUCT ASSURANCE..............................................................................5-1
         5.1 PRODUCT ASSURANCE REQUIREMENTS........................................................5-1
         5.2 QUALITY ASSURANCE TASKS...............................................................5-1
6 --MANUFACTURING, ASSEMBLY, INTEGRATION AND TEST..................................................6-1

         6.1 GENERAL...............................................................................6-1
         6.2 TEST PLAN.............................................................................6-1
         6.3 TEST PROCEDURES, DATA, AND REPORTS....................................................6-2
                  6.3.1 Unit and Subsystem Level Test Procedures and Reports.......................6-2
                  6.3.2 Spacecraft Level Test Procedures and Reports...............................6-2
                  6.3.3 Test Data..................................................................6-2
                  6.3.4 Spacecraft Log Book........................................................6-3
         6.4 TEST REVIEWS..........................................................................6-3
         6.5 PRESHIPMENT REVIEW (PSR)..............................................................6-4
         6.6 FAILURE NOTIFICATION..................................................................6-4
         6.7 ELECTRICAL AND MECHANICAL GROUND SUPPORT EQUIPMENT (EGSE/MGSE)........................6-4
         6.8 TEST EQUIPMENT REQUIREMENTS...........................................................6-5
         6.9 SOFTWARE REQUIREMENTS.................................................................6-5
         6.10 DELIVERY  OF  DRAWINGS  AND  ENGINEERING   CONTROL  DOCUMENTS  FOR
              SPACECRAFT OPERATION AND IN ORBIT CONTROL............................................6-5
         6.11 SECURE COMMAND SYSTEM AND CERTIFICATION..............................................6-6
7 --LAUNCH AND MISSION SUPPORT SERVICES............................................................7-1
         7.1 SCOPE.................................................................................7-1
         7.2 LAUNCH VEHICLE COMPATIBILITY..........................................................7-1
         7.3 LAUNCH SUPPORT SERVICES...............................................................7-2
                  7.3.1 Spacecraft Preparation at the Launch Sites.................................7-2
                  7.3.2 Spacecraft Propellant and Pressurant.......................................7-2
                  7.3.3 Support of Meetings and Reviews............................................7-2
         7.4 SAFETY................................................................................7-3
         7.5 LAUNCH SERVICES.......................................................................7-3
         7.6 MISSION SUPPORT.......................................................................7-3
                  7.6.1 Scope......................................................................7-3
                  7.6.2 Mission Support Activities.................................................7-4
                            7.6.2.1 Preparation and Definition of Mission Support Documents........7-4
                            7.6.2.2 World-Wide Ground Segment......................................7-7
                            7.6.2.3 Mission Support Procedures and Sequence of Events..............7-7
                            7.6.2.4 Spacecraft/ORION SCF Compatibility.............................7-7
                            7.6.2.5 In Orbit Test Plan and Procedure...............................7-9
                            7.6.2.6 Mission Reviews................................................7-9
                            7.6.2.7 Spacecraft and Operations Training.............................7-9
                            7.6.2.8 Real-Time Mission Operations..................................7-10
                            7.6.2.9 Post-Mission Review...........................................7-11
                            7.6.2.10 In Orbit Testing and Test Report.............................7-11
                            7.6.2.11 Spacecraft Acceptance Review.................................7-11

                            7.6.2.12 Post Acceptance Operational Support..........................7-12
         7.7 LAUNCH VEHICLE.......................................................................7-12
                  7.7.1 Launch vehicle Program Management.........................................7-12
                  7.7.2 Reviews...................................................................7-12
                            7.7.2.1 Mission Specific Critical Design Review (CDR).................7-12
                            7.7.2.2 System Review.................................................7-13
                            7.7.2.3 Launch Vehicle Quality Review.................................7-13
                            7.7.2.4 Launch Readiness Review.......................................7-13
                            7.7.2.5 Review Summary and Action Items...............................7-13
8 --SHIPPING AND STORAGE...........................................................................8-1
         8.1 SHIPPING, TRANSPORTATION, AND STORAGE PLAN............................................8-1
         8.2 SPACECRAFT SHIPMENT...................................................................8-1
         8.3 SPACECRAFT STORAGE....................................................................8-1
9 --MISSION SPECIFIC HARDWARE AND SOFTWARE.........................................................9-1
         9.1 TT&C SIMULATOR........................................................................9-1
         9.2 PROPULSION MODEL......................................................................9-1
         9.3 PROPELLANT GAUGING....................................................................9-1
         9.4 SENSOR BLINDING PREDICTION MODEL......................................................9-1
         9.5 SATELLITE CONTROL FACILITY (SCF) UPGRADE EQUIPMENT AND SOFTWARE.......................9-1
         9.6 DYNAMIC software SIMULATOR............................................................9-1
         9.7 SPACECRAFT SPECIFIC CONTROL AND MONITORING SOFTWARE...................................9-1

ANNEX A -- GROUND SYSTEM STATEMENT OF WORK



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




                        LORAL ORION NETWORK SYSTEMS, INC.



                                     ORION 2

                                  GROUND SYSTEM

                             STATEMENT OF WORK ANNEX

                                PART 2(A) ANNEX A

                               DATED: 11 MAY 1998


--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------



                                       i


            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                     PAGE
1 --PURPOSE AND SCOPE........................................................1-1
2 --DESIGN OVERVIEW..........................................................2-1
         2.1 ROCKVILLE OVERVIEW..............................................2-1
         2.2 MT. JACKSON OVERVIEW............................................2-2
         2.3 HAWLEY OVERVIEW.................................................2-2
3 --DELIVERABLE EQUIPMENT AND SERVICES.......................................3-1
         3.1  GROUND EQUIPMENT...............................................3-1
                  3.1.1 Design Activities....................................3-1
                  3.1.2 Design Reviews.......................................3-1
                  3.1.3 Ground Facilities Interface Coordination Meetings....3-2
                  3.1.4 Non-Impact to Existing Operations....................3-2
                  3.1.5 Acceptance Tests.....................................3-2
                  3.1.6 Site System Acceptance Test..........................3-2
                  3.1.7 Shipping and Installation............................3-3
                  3.1.8 Ground Equipment Documentation.......................3-3
                  3.1.9 Warranty.............................................3-3
                  3.1.10 Special Warranty....................................3-3
         3.2 DOCUMENTATION...................................................3-3
4 --CUSTOMER FURNISHED EQUIPMENT AND SERVICES................................4-1
         4.1 OVERALL CUSTOMER FURNISHED EQUIPMENT AND SEVICES................4-1
                  4.1.1 Sites................................................4-1
                  4.1.2 Other Support Facilities Furnished By ORION..........4-1
                  4.1.3 Equipment Racks......................................4-1
                  4.1.4 Uninterruptible Power Systems (UPS)..................4-1
                  4.1.5 AC power.............................................4-1
                  4.1.6 RF and Antenna.......................................4-1
                  4.1.7 Orbital Analysis and Orbit Determination.............4-2
                  4.1.8 Tracking Data Transfer for Orbit Raising and IOT.....4-2
                  4.1.9 ORION Network Responsibilities.......................4-2
                  4.1.10 ORION Control Center Responsibilities...............4-2
         4.2 MT. JACKSON REQUIREMENTS........................................4-2
         4.3 CUSTOMER FURNISHED EQUIPMENT AT HAWLEY..........................4-2
5 --DESIGN ACTIVITIES........................................................5-1
         5.1 DESIGN REVIEWS..................................................5-1
         5.2 DESIGN DOCUMENTATION............................................5-1

6 --SERVICES.................................................................6-1
         6.1 GROUND TT&C SERVICES............................................6-1
                  6.2 Equipment Installation.................................6-1
                  6.1.2 Spacecraft Compatibility Test........................6-1
         6.2 TRAINING OF PERSONNEL...........................................6-1
                  6.2.1 Classroom Training...................................6-1
                  6.2.2 Hands-On Training....................................6-1
7 --GROUND PROGRAM MANAGEMENT................................................7-1
         7.1 GROUND MANAGEMENT PROGRAM.......................................7-1
         7.2 PROGRAM REVIEWS.................................................7-1
                  7.2.1 Monthly Review.......................................7-1
                  7.2.2 Ground Progress Reports..............................7-1
8 --DOCUMENTATION REQUIREMENTS...............................................8-1
9 --DELIVERY DATE............................................................9-1

                                  ILLUSTRATIONS

FIGURE                                                                      PAGE
2-1      Overview of ORION 2 System..........................................2-1
2-2      Rockville Facility..................................................2-2
2-3      Mt. Jackson Facility................................................2-3
2-4      Hawley Facility.....................................................2-4


                                     TABLES

TABLE                                                                       PAGE
3-1      Deliverable Ground Equipment........................................3-1
9-1      Ground Contract Documentation Requirement List (CDRL)...............9-2



                                       iii

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


                       LORAL ORION NETWORK SYSTEMS, INC.




                                    ORION 2

                CONTRACT DOCUMENTATION REQUIREMENTS LIST (CDRL)

                                   PART 2(B)

                               DATED: 11 MAY 1998



--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------



            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                     PAGE

PART 2(B) CONTRACT DOCUMENTATION REQUIREMENTS LIST (CDRL)......................1

                                     TABLES

TABLE                                                                       PAGE

Table 1(a) Program Management Documentation....................................3
Table 1(b) Engineering Documentation...........................................4
Table 1(c) Test Documentation..................................................9
Table 1(d) Product Assurance Documentation....................................15

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                            THROUGH 18 OF THIS PART]

                        LORAL ORION NETWORK SYSTEMS, INC.





                                     ORION 2

                 TECHNICAL SPECIFICATIONS FOR ORION 2 SPACECRAFT

                                    PART 3(A)


                               DATED: 11 MAY 1998




--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------



            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                                                            PAGE
1 --INTRODUCTION....................................................................................................1-1
         1.1 SCOPE AND PURPOSE......................................................................................1-1
         1.2 GENERAL REQUIREMENTS...................................................................................1-1
2 --MISSION REQUIREMENTS............................................................................................2-1
         2.1 LIFE 2-1
                  2.1.0 Propellant Life.............................................................................2-1
                  2.1.1 Maneuver Life...............................................................................2-1
                  2.1.2 Orbital Life................................................................................2-1
         2.2 LAUNCH CONFIGURATION AND MASS..........................................................................2-2
         2.3 AIRBORNE SUPPORT EQUIPMENT (ASE).......................................................................2-2
         2.4 SPACECRAFT RELIABILITY AND QUALITY ASSURANCE
                  REQUIREMENTS......................................................................................2-2
                  2.4.1 Piece Parts, Components and Subassemblies...................................................2-2
                  2.4.2 Parts Locations For Testing.................................................................2-4
         2.5 DESIGN REQUIREMENTS....................................................................................2-4
                  2.5.1 Reserved....................................................................................2-4
                  2.5.2 Reserved....................................................................................2-4
                  2.5.3 Mechanical Design Criteria for Units and Assemblies.........................................2-4
                  2.5.4 Thermal Design Criteria for Units and Assemblies............................................2-4
                  2.5.5 Design Criteria for Electronic Units and Onboard Software...................................2-5
                  2.5.6 Use of Connectors...........................................................................2-5
                  2.5.7 Spacecraft Testing Via the Telemetry System.................................................2-5
                  2.5.8 Hard-Line Connections for Communications and TT&C Subsystem Testing.........................2-6
                  2.5.9 Insulation of Conductors....................................................................2-6
                  2.5.10 Radiation Environment......................................................................2-6
                  2.5.11 Design Considerations Associated with Charging Phenomena...................................2-7
                  2.5.12 Zero-g Testing.............................................................................2-8
                  2.5.13 Operation Following Storage................................................................2-8
                  2.5.14 Launch Windows and Mission Profile Constraints.............................................2-8
                  2.5.15 Telemetry Transmitters Status During Launch................................................2-8
                  2.5.16 Helium Pressurant Venting (if applicable)..................................................2-9
                  2.5.17 Orbit Control Maneuvers....................................................................2-9
                  2.5.18 Operation in Inclined Orbit................................................................2-9
                  2.5.19 Attitude Control Failure Mode Recovery and Continued Operation.............................2-9
         2.6 DEFINITION OF COORDINATE AXES AND ATTITUDE ANGLES......................................................2-9
         2.7 ANTENNA BEAM POINTING ACCURACY........................................................................2-10

3 --COMMUNICATION SUBSYSTEM.........................................................................................2-1
         3.1 GENERAL................................................................................................3-1
                  3.1.2 Conditions for Specification................................................................3-3
                  3.1.3  Primary Transmission Modes (For Information Only)..........................................3-3
         3.2 COVERAGE...............................................................................................3-5
                  3.2.1 Coverage Regions............................................................................3-5
         3.3 POLARIZATION..........................................................................................3-10
                  3.3.1 Receive Isolation and Discrimination.......................................................3-10
                  3.3.2 Cross-Polar Transmit Discrimination........................................................3-11
         3.4 CAPACITY..............................................................................................3-11
         3.5 FREQUENCY PLAN........................................................................................3-12
         3.6 COMMUNICATION SUBSYSTEM AND ANTENNA BEAM INTERCONNECTIVITY............................................3-12
                  3.6.1 Communications Subsystem Configuration.....................................................3-12
                  3.6.2 Interconnectivity..........................................................................3-14
         3.7 INPUT CHARACTERISTICS.................................................................................3-16
                  3.7.1 Receive Sensitivity (G/T)..................................................................3-16
                  3.7.2 Gain and Level Control.....................................................................3-16
                            3.7.2.1 Fixed Gain Mode................................................................3-16
                            3.7.2.2 Automatic Level Control Mode...................................................3-17
                  3.7.3 Saturation Flux Density (SFD)..............................................................3-18
                  3.7.4 Drive Conditions...........................................................................3-19
                            3.7.4.1 Overdrive Conditions...........................................................3-19
                            3.7.4.2 Pulsed Transient Response......................................................3-19
                  3.7.5 Receive Rejection..........................................................................3-20
                  3.7.6 Linearity of the Common Input Section......................................................3-20
                  3.7.7 Interference from Command Carrier..........................................................3-20
         3.8 OUTPUT CHARACTERISTICS................................................................................3-20
                  3.8.1 Effective Isotropic Radiated Power (EIRP)..................................................3-20
                  3.8.2 Spurious Outputs...........................................................................3-23
                  3.8.3 Spurious Modulation........................................................................3-24
                  3.8.4 Passive Intermodulation....................................................................3-26
                  3.8.5 Multipaction...............................................................................3-26
         3.9 TRANSFER CHARACTERISTICS..............................................................................3-26
                  3.9.1 Gain Versus Frequency......................................................................3-26
                  3.9.2 Gain Slope.................................................................................3-26
                  3.9.3 Group Delay Versus Frequency...............................................................3-29
                  3.9.4 Group Delay Slope..........................................................................3-29
                  3.9.5 Group Delay Stability......................................................................3-29

                  3.9.6 Group Delay Ripple.........................................................................3-29
                  3.9.7 Phase Linearity and AM/PM Conversion Coefficient...........................................3-29
                  3.9.8 AM/PM Transfer Coefficient.................................................................3-31
                  3.9.9 Amplitude Linearity........................................................................3-32
                  3.9.10 Frequency Stability.......................................................................3-32
                  3.9.11 Out-Of-Band Response......................................................................3-33
         3.10 RESERVED.............................................................................................3-33
         3.11 TRAFFIC ROUTING......................................................................................3-33
         3.12 REDUNDANCY...........................................................................................3-33
         3.13 HIGH POWER AMPLIFIERS................................................................................3-34
                  3.13.1 Linearized TWTAs..........................................................................3-34
                  3.13.2 TWTA Auto-Restart Capability..............................................................3-34
         3.14 TT&C INTERFACE.......................................................................................3-34
                  3.14.1 Command Requirements......................................................................3-34
                  3.14.2 Telemetry Requirements....................................................................3-35
4 --TELEMETRY, TRACKING. AND COMMAND (TT&C).........................................................................4-1
         4.1 TELEMETRY..............................................................................................4-1
                  4.1.1 Functional Requirements.....................................................................4-1
                            4.1.1.1 Purpose.........................................................................4-1
                            4.1.1.2 Function........................................................................4-1
                            4.1.1.3 Operation.......................................................................4-2
                            4.1.1.4 Interaction with the Communications Subsystem...................................4-2
                            4.1.1.5 Redundancy......................................................................4-2
                            4.1.1.6 Interfaces......................................................................4-2
                            4.1.1.7 Accuracy........................................................................4-7
                            4.1.1.8 Data Channel Dynamic Range......................................................4-8
                            4.1.1.9 Spare Capacity..................................................................4-8
                  4.1.2 RF Parameters...............................................................................4-8
         4.2  COMMAND...............................................................................................4-9
                  4.2.1 Functional Requirements.....................................................................4-9
                            4.2.1.1 Purpose.........................................................................4-9
                            4.2.1.2 Function........................................................................4-9
                            4.2.1.3 Operation.......................................................................4-9
                            4.2.1.4 Isolation.......................................................................4-9
                            4.2.1.5 Redundancy.....................................................................4-10
                            4.2.1.6 Interfaces.....................................................................4-10
                            4.2.1.7 System Test Considerations.....................................................4-10
                            4.2.1.8 Spare Capacity.................................................................4-11
                  4.2.2 RF Parameters..............................................................................4-11

                  4.2.3 Baseband Characteristics...................................................................4-11
                            4.2.3.1 Error Prevention and Detection.................................................4-12
                            4.2.3.2 Command Security...............................................................4-13
                            4.2.3.3 Command Acceptance Probability.................................................4-13
         4.3 RANGING...............................................................................................4-13
                  4.3.1 Functional Requirement.....................................................................4-13
                            4.3.1.1 Purpose........................................................................4-13
                            4.3.1.2 Function.......................................................................4-14
                            4.3.13 Operation.......................................................................4-14
                            4.3.1.4 Isolation......................................................................4-14
                            4.3.1.5 Redundancy.....................................................................4-14
                  4.3.2 Performance Requirements...................................................................4-14
5 --ATTITUDE DYNAMICS CONTROL SUBSYSTEM (ADCS)......................................................................5-1
         5.1 FUNCTIONAL DESCRIPTION.................................................................................5-1
         5.2 SUBSYSTEM PERFORMANCE AND DESIGN REQUIREMENTS..........................................................5-1
                  5.2.1 Attitude Determination......................................................................5-1
                            5.2.1.1 Orbit Raising...................................................................5-1
                            5.2.1.2 Synchronous Orbit...............................................................5-1
                  5.2.2 Attitude Control............................................................................5-2
                            5.2.2.1 Transfer to Geosynchronous Orbit and Initial Acquisition........................5-2
                            5.2.2.2 On Orbit Control................................................................5-2
                  5.2.3  Reacquisition..............................................................................5-2
                  5.2.4 Ground Control Command Capability...........................................................5-2
                  5.2.5 Control Safety Systems......................................................................5-3
                  5.2.6 Special Features............................................................................5-3
                            5.2.6.1 Antenna Pattern Measurement Capability..........................................5-3
                            5.2.6.2 Control Bias Capability.........................................................5-4
                            5.2.6.3 ADCS Switching..................................................................5-4
                            5.2.6.4 Control Electronics Fault Protection............................................5-4
                  5.2.7 Subsystem Configuration and Interfaces......................................................5-4
                            5.2.7.1 Redundancy......................................................................5-4
                            5.2.7.2 TT&C Interfaces.................................................................5-5
                            5.2.7.3 Propulsion Interfaces...........................................................5-5
6 --PROPULSION SUBSYSTEM............................................................................................6-1
         6.1 FUNCTIONAL DESCRIPTION.................................................................................6-1
         6.2 DESIGN REQUIREMENTS....................................................................................6-1
         6.3 REDUNDANCY.............................................................................................6-3
         6.4 MANEUVER LIFE AND PROPELLANT LOADING...................................................................6-3
                  6.4.1 General Requirements........................................................................6-3

                  6.4.2 Propellant Budgeting Methodology............................................................6-4
                            6.4.2.1 Actual Hardware Performance Test Data...........................................6-4
                            6.4.2.2 Inefficiencies of Operation.....................................................6-4
                            6.4.2.3 Inflight Performance............................................................6-5
                            6.4.2.4 Specific Maneuver Requirements..................................................6-5
         6.5 TT&C INTERFACES........................................................................................6-5
7 --POWER SUBSYSTEM.................................................................................................7-1
         7.1 FUNCTIONAL DESCRIPTION.................................................................................7-1
         7.2 GENERAL REQUIREMENTS...................................................................................7-1
         7.3 ENERGY GENERATION......................................................................................7-2
                  7.3.1 Solar Cells.................................................................................7-2
                  7.3.2 Power Output................................................................................7-2
                  7.3.3 Power Transfer Assembly.....................................................................7-2
         7.4 ENERGY STORAGE.........................................................................................7-3
                  7.4.1 Batteries...................................................................................7-3
                  7.4.2 Battery Charge Management...................................................................7-3
                  7.4.3 Cell Failure................................................................................7-4
                  7.4.4 Battery Removal and Storage.................................................................7-4
         7.5 POWER CONDITIONING AND CONTROL.........................................................................7-5
                  7.5.1 Bus Configuration...........................................................................7-5
                  7.5.2 Failure Modes and Shutdown Sequence.........................................................7-5
                  7.5.3 Bus Undervoltage and Overvoltage............................................................7-6
                  7.5.4 Interaction Between the Communications and Power Subsystems.................................7-6
         7.6 TT&C INTERFACES........................................................................................7-6
8 --THERMAL CONTROL SUBSYSTEM.......................................................................................8-1
         8.1 FUNCTIONAL DESCRIPTION.................................................................................8-1
         8.2 PERFORMANCE REQUIREMENTS...............................................................................8-1
         8.3 SUBSYSTEM DESIGN REQUIREMENTS..........................................................................8-5
                  8.3.1 Junction Temperature........................................................................8-5
                  8.3.2 Instrumentation.............................................................................8-5
                  8.3.3 Materials...................................................................................8-6
                  8.3.4 Venting.....................................................................................8-6
                  8.3.5 Grounding...................................................................................8-6
                  8.3.6 Multi-Layer Insulating Blanket (MLI)........................................................8-6
                  8.3.7 Contamination Control.......................................................................8-7
         8.4 TT&C INTERFACES........................................................................................8-7
9 --STRUCTURE SUBSYSTEM.............................................................................................9-1
         9.1 FUNCTIONAL DESCRIPTION.................................................................................9-1
         9.2 PERFORMANCE REQUIREMENTS...............................................................................9-1


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



         9.3 DESIGN REQUIREMENTS....................................................................................9-1
10 --MECHANISMS....................................................................................................10-1
         10.1 DESIGN REQUIREMENTS..................................................................................10-1
         10.2 TT&C INTERFACES......................................................................................10-2
11 --PYROTECHNIC AND ELECTRO EXPLOSIVE DEVICES.....................................................................11-1

                                  ILLUSTRATIONS

FIGURE                                                                                                             PAGE
Figure 3-1.  Illustration of Europe Coverage from 12(degree)West....................................................3-9
Figure 3-2.  Illustration of American Coverage at 12(degree)West...................................................3-10
Figure 3-3.  Frequency Plan........................................................................................3-14
Figure 3-4.  Spurious Frequency Modulation Limits..................................................................3-25
Figure 3-5.  Spurious Frequency Modulation Limits..................................................................3-25
Figure 3-6.  In-Band Gain Vs. Frequency Limits For Input Section...................................................3-27
Figure 3-7.  In-Band Gain Vs. Frequency Limits For Overall Transponder.............................................3-28
Figure 3-8.  Group Delay Vs. Frequency Limits For Input Section....................................................3-30
Figure 3-9.  Group Delay Vs. Frequency Limits For Overall Transponder..............................................3-31
Figure 8-1.  Temperature Margins for Internal Mainbody and Thermally Coupled........................................8-2
Figure 8-2.  Temperature Margins for Exterior Thermally Isolated Equipment..........................................8-3

                                     TABLES

TABLE                                                                                                              PAGE
Table 2-1.  Estimated Probability of Survival.......................................................................2-2
Table 3-1.  Definition of Europe Coverage Zones.....................................................................3-6
Table 3-2.  Definition of American Coverage.........................................................................3-7
Table 3-3.  The Minimum Co-Polar Receive Isolations................................................................3-11
Table 3-4.  The Minimum Cross-Polar Receive Isolations.............................................................3-11
Table 3-5.  The Minimum Cross-Polar Discriminations (Transmit & Receive)...........................................3-11
Table 3-6.  Frequency Plan.........................................................................................3-13
Table 3-7.  Transponder Cconnectivity Matrix.......................................................................3-15
Table 3-8.  Minimum G/T Performance................................................................................3-17
Table 3-9.  Maximum Allowable G/T Variation........................................................................3-17
Table 3-10.  SFD Variation.........................................................................................3-18
Table 3-11.  Receive Rejection.....................................................................................3-20
Table 3-12.  Minimum EIRP Performance..............................................................................3-21
Table 3-13.  Key City List.........................................................................................3-22
Table 3-14.  EIRP Variation........................................................................................3-23
Table 3-15.  Spurious Output Levels................................................................................3-24
Table 3-16.  Maximum Gain Slope....................................................................................3-29
Table 3-17.  Group Delay Slope.....................................................................................3-31
Table 3-18.  Third Order Intermodulation Products..................................................................3-32
Table 3-19.  Noise Power Ratio*....................................................................................3-32
Table 3-20.  Out-Of-Band Response..................................................................................3-33
Table 4-1.  Accuracy Requirements...................................................................................4-8

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                           THROUGH 11-1 OF THIS PART]

                        LORAL ORION NETWORK SYSTEMS, INC.




                                     ORION 2

                       RADIATION ENVIRONMENT SPECIFICATION

                                PART 3(A) ANNEX A



                               DATED: 11 MAY 1998



--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------

            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                     PAGE

1        INTRODUCTION..........................................................1
2        SYNCHRONOUS ORBIT CONDITIONS..........................................2
         2.1      ELECTRONS....................................................2
         2.2      PROTONS......................................................4
         2.3      ALPHA PARTICLES..............................................6
         2.4      COSMIC RAY RADIATION.........................................6
         2.5      ULTRAVIOLET RADIATION........................................7
         2.6      PLASMA.......................................................9
         2.7      MICROMETEROIDS..............................................10
3        TRANSFER ORBIT CONDITIONS............................................11
         3.1      TRANSFER ORBIT ELECTRON FLUX VALUES.........................11
         3.2      TRANSFER ORBIT PROTON FLUX VALUES...........................11


                                  ILLUSTRATIONS

FIGURE                                                                      PAGE
3.1-1         Transfer Orbit Electron Flux....................................12
3.2-1         Transfer Orbit Proton Flux......................................13

                                     TABLES

TABLE                                                                       PAGE
2.1-1         Time - Averaged Integral Flux Spectrum...........................2
2.1-1a        Time-Averaged Integral Flux Spectrum  For Trapped Electrons
              (For Solar Array) (12 W).........................................3
2.2-1         Time Averaged Integral Flux Spectrum For Trapped Protons.........4
2.2-2         Proton Fluence (Including solar Flares) and Alpha Particles......5
2.2-3         Solar Flare Proton Models  To Use For Solar Array Designs........5
2.4-1         GCR Constants For GCR Energy Distribution........................6
2.4-2         Relative Abundance Of Cosmic Rays................................8
2.5-1         UV Spectrum......................................................9
2.7-1         Flux Of Penetrating Micrometeroids..............................10

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




                        LORAL ORION NETWORK SYSTEMS, INC.





                                     ORION 2

                    SPACECRAFT PRODUCT ASSURANCE REQUIREMENTS

                                    PART 3(B)



                               Dated: 11 May 1998




--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------



                                       i


            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                                 PAGE
1        INTRODUCTION....................................................................1-1
         1.1      SCOPE..................................................................1-1
         1.2      PRODUCT ASSURANCE OBJECTIVES...........................................1-1
2        PRODUCT ASSURANCE REQUIREMENTS..................................................2-1
         2.1      PRODUCT ASSURANCE PLAN.................................................2-1
         2.2      ORGANIZATION AND MANAGEMENT............................................2-1
         2.3      REPORTING..............................................................2-1
         2.4      NON-CONFORMANCE........................................................2-2
         2.5      WAIVERS AND DEVIATIONS.................................................2-2
3        REVIEWS AND AUDITS..............................................................3-1
         3.1      MRBsAND FRBs...........................................................3-1
         3.2      MRB AND FRB DOCUMENTATION..............................................3-1
         3.3      PROGRAM AUDITS.........................................................3-2
         3.4      ORION RIGHT OF ACCESS..................................................3-2
4        SUBCONTRACTOR AND SUPPLIER MANAGEMENT...........................................4-1
         4.1      SUBCONTRACTOR/SUPPLIER PRODUCT ASSURANCE PLAN..........................4-1
         4.2      REQUIREMENTS...........................................................4-1
         4.3      REVIEWS AND CONTROLS...................................................4-1
5        RELIABILITY ASSURANCE...........................................................5-1
         5.1      RELIABILITY ASSESSMENT.................................................5-1
         5.2      PARTS DERATING AND STRESS ANALYSIS.....................................5-2
         5.3      FAILURE MODES, EFFECTS, AND CRITICALITY ANALYSES.......................5-2
         5.4      WORST-CASE ANALYSIS (WCA)..............................................5-2
         5.5      LIFETIME...............................................................5-3
         5.6      CRITICAL ITEMS CONTROL.................................................5-3
         5.7      RESERVED...............................................................5-4
         5.8      QUALIFICATION STATUS LIST REPORT (QSLR)................................5-4
6        QUALITY ASSURANCE...............................................................6-1
         6.1      QUALITY ASSURANCE......................................................6-1
         6.2      PROCUREMENT AND FABRICATION............................................6-1
         6.3      TEST AND INSPECTION....................................................6-1
         6.4      WORKMANSHIP STANDARDS..................................................6-2
         6.5      QUALITY RECORDS AND TRACEABILITY.......................................6-2
         6.6      NON-CONFORMANCE CONTROL................................................6-2

                  6.6.1     Non-Conformance Reporting....................................6-2
                  6.6.2     Non-Conformance/Failure Review and Disposition...............6-3
                  6.6.3     Failure Analysis and Corrective Action.......................6-3
                  6.6.4     Trend Analysis...............................................6-3
         6.7      QUALITY PROGRESS REPORTING.............................................6-3
7        PARTS PROCUREMENT...............................................................7-1
         7.1      PARTS PROCUREMENT AND CONTROL..........................................7-1
         7.2      ORGANIZATION AND RESPONSIBILITIES......................................7-1
         7.3      SELECTION AND APPLICATION..............................................7-1
         7.4      QUALITY PROVISIONS.....................................................7-2
         7.5      RADIATION..............................................................7-3
         7.6      TRACEABILITY...........................................................7-3
         7.7      HYBRIDS, BATTERY CELLS, TWTS, AND MAGNETICS............................7-3
         7.8      PARTS DOCUMENTATION....................................................7-3
8        MATERIALS AND PROCESSES.........................................................8-1
         8.1      MATERIALS AND PROCESS CONTROL..........................................8-1
         8.2      ORGANIZATION...........................................................8-1
         8.3      CRITICAL MATERIALS AND PROCESSES.......................................8-1
         8.4      MATERIALS AND PROCESS SELECTION........................................8-1
         8.5      MATERIALS AND PROCESS DOCUMENTATION....................................8-1
9        SOFTWARE QUALITY ASSURANCE......................................................9-1
         9.1      SOFTWARE QUALITY ASSURANCE PLAN........................................9-1
         9.2      SOFTWARE DEVELOPMENT...................................................9-1
         9.3      CONFIGURATION CONTROL..................................................9-1
         9.4      VERIFICATION AND ACCEPTANCE TESTING....................................9-1
         9.5      NON-CONFORMANCE CONTROL................................................9-2
10       CONFIGURATION MANAGEMENT.......................................................10-1
         10.1     CONFIGURATION MANAGEMENT..............................................10-1
         10.2     CONFIGURATION IDENTIFICATION AND CONTROL..............................10-1
         10.3     CHANGE CONTROL........................................................10-2
         10.4     CONFIGURATION VERIFICATION............................................10-2
         10.5     CONFIGURATION STATUS ACCOUNTING AND
                  DOCUMENTATION.........................................................10-2
11       SAFETY.........................................................................11-1
         11.1     SYSTEM SAFETY.........................................................11-1
         11.2     HAZARDOUS CONDITIONS..................................................11-1
         11.3     SAFETY AND HAZARD ANALYSES............................................11-1


                                      iii

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


                        LORAL ORION NETWORK SYSTEMS INC.





                                     ORION 2

                              SPACECRAFT ON-GROUND

                                TEST REQUIREMENTS

                                    PART 3(C)



                               Dated: 11 May 1998




--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------

                                    CONTENTS

SECTION                                                                                                            PAGE
1 --INTRODUCTION....................................................................................................1-1
2 --GENERAL COMMENTS................................................................................................2-1
         2.1 TEST PHILOSOPHY........................................................................................2-1
         2.2 DEFINITIONS............................................................................................2-1
         2.3 GENERAL TEST REQUIREMENTS..............................................................................2-2
                  2.3.1 Basic Requirements..........................................................................2-2
                  2.3.2 Test Equipment and Test Facility Requirements...............................................2-4
                  2.3.3 Zero-G Testing..............................................................................2-4
                  2.3.4 Acceptance Tests............................................................................2-4
                  2.3.5 Protoflight Tests...........................................................................2-5
                  2.3.6 Qualification Tests.........................................................................2-5
         2.4 WITNESSING OF TESTS....................................................................................2-6
         2.5 UNIT/SUBSYSTEM/SYSTEM TEST DATA........................................................................2-6
         2.6 SUBSYSTEM/SYSTEM TEST REVIEWS..........................................................................2-7
         2.7 DOCUMENTATION..........................................................................................2-7
         2.8 ORGANIZATION...........................................................................................2-7
3 --UNIT, SUBSYSTEM AND SPACECRAFT TEST PROGRAM.....................................................................3-1
         3.1 EQUIPMENT CATEGORIZATION...............................................................................3-1
         3.2 TEST PROGRAM OVERVIEW..................................................................................3-2
4 --PROTOFLIGHT TESTS...............................................................................................4-1
         4.1 UNIT PROTOFLIGHT TESTS.................................................................................4-1
         4.2 SUBSYSTEM PROTOFLIGHT TESTS............................................................................4-7
                  4.2.1 Repeater Subsystem..........................................................................4-7
                  4.2.2 Antenna Subsystem...........................................................................4-7
                  4.2.3 Telemetry, Tracking, and Command (TT&C) Subsystem..........................................4-10
                  4.2.4 ADCS Subsystem Protoflight Test............................................................4-10
                            4.2.4.1 ADCS SCE In-the-Loop Test......................................................4-10
                            4.2.4.2 ADCS Servo Table Test (Already Completed)......................................4-11
                  4.2.5 Propulsion Subsystem.......................................................................4-11
                  4.2.6 Power Subsystem............................................................................4-12
                            4.2.6.1 Solar Array....................................................................4-12
                            4.2.6.2 Battery Assembly...............................................................4-12
                  4.2.7 Structure Subsystem Protoflight Test.......................................................4-13
                  4.2.8 Thermal Subsystem Protoflight Test.........................................................4-13
         4.3 SPACECRAFT PROTOFLIGHT TEST...........................................................................4-14

                  4.3.1 Integration Tests..........................................................................4-14
                  4.3.2 Initial Reference Performance Test.........................................................4-14
                  4.3.3 Thermal Balance/Thermal Vacuum Test........................................................4-16
                  4.3.4 Spacecraft Alignments......................................................................4-20
                  4.3.5 Sinusoidal Vibration.......................................................................4-20
                  4.3.6 Acoustic Vibration Test....................................................................4-21
                  4.3.7 Shock and Deployment Tests.................................................................4-21
                  4.3.8 Spacecraft Mass Properties Measurements....................................................4-21
                  4.3.9 Final Performance Testing..................................................................4-22
                  4.3.10 RF Range Test.............................................................................4-22
                  4.3.11 Electro Magnetic Compatibility (EMC) Test.................................................4-23
5 --FLIGHT ACCEPTANCE TESTS.........................................................................................5-1
         5.1 UNIT ACCEPTANCE TESTS..................................................................................5-1
                  5.1.1 Power Handling and Passive Intermodulation (PIM)............................................5-2
                  5.1.2 Traveling Wave Tube Amplifiers Burn-In......................................................5-2
         5.2 SUBSYSTEM  ACCEPTANCE TESTS............................................................................5-3
                  5.2.1 Antenna Subsystem...........................................................................5-3
                  5.2.2 ADCS........................................................................................5-4
                  5.2.3 Power Subsystem.............................................................................5-4
                  5.2.4 Structure Subsystem Acceptance Tests........................................................5-4
                  5.2.5 Thermal Subsystem...........................................................................5-4
                  5.2.6 Spacecraft  Harness.........................................................................5-4
         5.3 SPACECRAFT ACCEPTANCE TEST.............................................................................5-4
6 --LIFE TESTS......................................................................................................6-1
7 --DEVELOPMENT AND QUALIFICATION TEST..............................................................................7-1
         7.1 COMMUNICATIONS SUBSYSTEM TESTS.........................................................................7-1
                  7.1.1 Antenna Unit and Subsystem Test.............................................................7-1
                  7.1.2 Thermal Distortion..........................................................................7-1
                  7.1.3 Repeater Tests..............................................................................7-2
         7.2 STRUCTURE SUBSYSTEM QUALIFICATION TESTS................................................................7-2
         7.3 ATTITUDE DETERMINATION AND CONTROL SUBSYSTEM (ADCS) QUALIFICATION TESTS................................7-2
         7.4 PROPULSION SUBSYSTEM QUALIFICATION TESTS...............................................................7-2
                  7.4.1 General.....................................................................................7-2
                  7.4.2 Thrusters...................................................................................7-3
                  7.4.3 Main Spacecraft Thruster....................................................................7-3
                  7.4.4 Propellant Tanks............................................................................7-3
         7.5 THERMAL SUBSYSTEM QUALIFICATION TESTING................................................................7-3
         7.6 MECHANISMS.............................................................................................7-3

8 --INTERFACE COMPATIBILITY TEST....................................................................................8-1
         8.1 GROUND CONTROL SYSTEM COMPATIBILITY....................................................................8-1
         8.2 LAUNCH VEHICLE COMPATIBILITY...........................................................................8-1
9 --LAUNCH PREPARATION TEST.........................................................................................9-1
         9.1 GENERAL................................................................................................9-1
         9.2 LAUNCH BASE SPACECRAFT FUNCTIONAL TESTS (IN PPF).......................................................9-1
         9.3 SPACECRAFT-LAUNCH VEHICLE COMBINED OPERATIONS..........................................................9-2
         9.4 LAUNCH COMPLEX OPERATIONS..............................................................................9-2
10 -- COMPLIANCE MATRIX............................................................................................10-1
11 --PAYLOAD TEST CONFIGURATION MATRICES REQUIREMENT...............................................................11-1
         11.1 INTRODUCTION.........................................................................................11-1
         11.2 OVERALL REQUIREMENTS.................................................................................11-1
                  11.2.1 Payload Panel.............................................................................11-1
                  11.2.2 Spacecraft Level..........................................................................11-1
                  11.2.3 RF Link Calibrations......................................................................11-2
                  11.2.4 Performance Parameters....................................................................11-2
         11.3 ANTENNA TEST CONFIGURATIONS..........................................................................11-3
                  11.3.1 Unit/Subsystem Level......................................................................11-3
                  11.3.2 Spacecraft Level..........................................................................11-4

                                  ILLUSTRATIONS

FIGURE                                                                                                             PAGE
3-1           ORION 2 Protoflight Spacecraft Assembly, Integration and Test Flow....................................3-8
4-1           ORION 2 Antenna Subsystem Test Flow...................................................................4-9
4-2           Temperature Profile during Spacecraft Level Thermal Vacuum Testing...................................4-17

                                     TABLES

TABLE                                                                                                              PAGE
3-1           Unit Qualification Matrix.............................................................................3-3
6-1           Unit Life Test/Orbit Life Comparison..................................................................6-2
10-1          Compliance Matrix....................................................................................10-2
10-2          System Test Matrix..................................................................................10-15
10-3          Test Procedure......................................................................................10-20
10-4          Mechanical Test Decriptions........................................................................10-29a

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


                        LORAL ORION NETWORK SYSTEMS, INC.



                                     ORION 2

                           IN-ORBIT COMMISSIONING AND

                          ACCEPTANCE TEST REQUIREMENTS

                                    PART 3(D)



                               Dated: 11 May 1998


--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------



            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                                                            PAGE
1 --SCOPE.............................................................................................................i
2 --DEFINITIONS.......................................................................................................1
3 --INTRODUCTION......................................................................................................2
4 --COMMISSIONING.....................................................................................................4
         4.1 COMMISSIONING ACTIVITIES.................................................................................4
         4.2 DOCUMENTATION............................................................................................5
5 --ACCEPTANCE TESTING................................................................................................6
         5.1 AGGREGATE PREDICTED TRANSPONDER LIFE.....................................................................6
         5.2 TRANSPONDER ACCEPTANCE TESTS.............................................................................7
         5.3 DETERMINATION OF OTHER SPACECRAFT PARAMETERS............................................................10
                  5.3.1 Battery Capacity.............................................................................10
                  5.3.2 Predicted Propellant Life....................................................................11
                  5.3.3 Solar Array Power............................................................................11
         5.4 DOCUMENTATION...........................................................................................13
                  5.4.1 In-Orbit Acceptance Test Plan................................................................13
                  5.4.2 In-Orbit Facility Definition Document........................................................13
                  5.4.3 In-Orbit Acceptance Test Procedure...........................................................14
                  5.4.4 In-Orbit Acceptance Test Report..............................................................14
                  5.4.5 Spacecraft In-Orbit Configuration............................................................15
6 --POST-ACCEPTANCE TRANSPONDER TESTING..............................................................................16
ANNEX A     COMMISSIONING ACTIVITIES.................................................................................17
ANNEX B      TRANSPONDER PERFORMANCE TESTS...........................................................................22

                                  ILLUSTRATIONS

FIGURE                                                                                                             PAGE
5-1           Illustration of the Assessment of the Aggregate  Predicted Transponder Life.............................7
5-2           Illustration of the variation in the number of operating  Transponders which the available array power will support.....................................................................................12

                                     TABLES

TABLE                                                                                                              PAGE
5-1           Transponder Acceptance Test Program.....................................................................9
6-1           Post Acceptance Transponder Test Program...............................................................16
A-1           Primary Transponder Commissioning Tests................................................................18
A-2           Platform Commissioning Activities......................................................................19

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



                        LORAL ORION NETWORK SYSTEMS, INC.


                                     ORION 2

                   DYNAMIC SPACECRAFT SIMULATOR SPECIFICATION

                                    PART 3(E)




                               DATED: 11 MAY 1998



--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------


            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                     PAGE
1 --DYNAMIC SPACECRAFT SIMULATOR GENERAL CHARACTERISTICS.....................1-1
2 --REAL-TIME SIMULATION COMPUTER AND PERIPHERALS............................2-1
3 --GROUND STATION INTERFACE.................................................3-1
4 --SIMULATOR MODELING.......................................................4-1
         4.1 ADCS PROCESSOR EMULATION........................................4-1
         4.2 ATTITUDE DYNAMIC MODELING.......................................4-1
         4.3 PROPULSION MODEL................................................4-2
         4.4 T&C SUBSYSTEM MODEL.............................................4-2
                  4.4.1 Caribou Decryptor Modeling...........................4-3
         4.5 ORBIT & EPHEMERIS MODEL.........................................4-3
         4.6 EMULATION OF THE SECOND SPACECRAFT SCE PROCESSOR................4-4
         4.7 DYNAMIC POWER MODEL.............................................4-4
         4.8 DYNAMIC THERMAL MODEL...........................................4-4
         4.9 COMMUNICATIONS PAYLOAD MODEL....................................4-5
         4.10 FAILURE MODELS.................................................4-5
5 --FAST MODE SIMULATION.....................................................5-1
6 --SIMULATOR USER INTERFACE.................................................6-1
7 --POST-PROCESSING PLOTTING.................................................7-1
8 --DESIGN REVIEWS...........................................................8-1
9 --SIMULATOR TEST AND VALIDATION............................................9-1
10 --DOCUMENTATION..........................................................10-1
11 --DELIVERY AND INSTALLATION..............................................11-1
12 --TRAINING...............................................................12-1
13 --WARRANTY & MAINTENANCE.................................................13-1


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

================================================================================
SPACE SYSTEMS/LORAL                                                  DOC CODE SE
3825 Fabian Way                                        Specification No. E191269
Palo Alto, California 94303-4697                                    Revision N/C
CAGE ODJH2



                                   PART 3 (F)
                       ORION 2 SPACECRAFT SCF AND SOFTWARE
                           REQUIREMENTS SPECIFICATION



                          LORAL PROPRIETARY INFORMATION

This data is being furnished pursuant to the provisions of the ORION 2 Purchase Contract. ORION shall have the right to duplicate, use or disclose the data to the extent specified in the Purchase Contract.

================================================================================
PROGRAM                                    PRIME CONTRACT NUMBER

ORION 2

--------------------------------------------------------------------------------
TCR SIMULATOR ENGINEER                     TECHNICAL DIRECTOR

Kam Wong                                   James Marshburn

--------------------------------------------------------------------------------
GROUND SYSTEM ENGINEER                     PROGRAM OFFICE

Howard Silsdorf                            Jo Stiles

--------------------------------------------------------------------------------
GROUND SYSTEMS HW SUPERVISOR               PRODUCT ASSURANCE

Joe Hauser                                 Thuy Thi Do

--------------------------------------------------------------------------------
GROUND SYSTEM ENG. MGR                     RELEASE

Rich Yarrington                            DATE
                                                                  Page 1  of  77
================================================================================


                                      1-i

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       NUMBER
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                                      1-ii

                                    CONTENTS

SECTION                                                                                                PAGE
1        SCOPE..........................................................................................1-1
         1.1      STANDARDS.............................................................................1-1
2        APPLICABLE DOCUMENTS...........................................................................2-1
         2.1      DATA TRANSMISSION STANDARD............................................................2-1
         2.2      SPACE SYSTEMS/LORAL DOCUMENTS.........................................................2-1
         2.3      TIME GENERATION AND FREQUENCY REFERENCING STANDARDS...................................2-1
         2.4      PROTOCOLS.............................................................................2-1
3        TELEMETRY & COMMAND SIMULATOR..................................................................3-1
         3.1      SECTION SCOPE.........................................................................3-1
         3.2      REQUIREMENTS..........................................................................3-1
                  3.2.1     Functional Requirements.....................................................3-1
                            3.2.1.1      General Telemetry Simulation Functions.........................3-3
                            3.2.1.2      System Functions...............................................3-5
                  3.2.2     Interface Requirements......................................................3-5
                            3.2.2.1      General User Interface Requirements............................3-5
                            3.2.2.2      Information Organization Requirements..........................3-6
                            3.2.2.3      General Remote Interface Requirements.........................3-18
                            3.2.2.4      Local Area Network Interface Requirements.....................3-19
                            3.2.2.5      Signal Interface Requirements.................................3-19
         3.3      CHARACTERISTICS......................................................................3-20
                  3.3.1     Performance Requirements...................................................3-20
                            3.3.1.1      IF Command and Ranging Requirements...........................3-20
                            3.3.1.2      IF Telemetry and Ranging Requirements.........................3-21
                            3.3.1.3      Baseband Telemetry Requirements...............................3-22
                            3.3.1.4      Command Decryptor Interface Requirements......................3-22
                            3.3.1.5      Ethernet Requirements.........................................3-23
                            3.3.1.6      Power Requirements............................................3-23
                  3.3.2     Physical Requirements......................................................3-24
                  3.3.3     Reliability................................................................3-24
                  3.3.4     Maintainability............................................................3-24
                  3.3.5     Environmental Characteristics..............................................3-24
                  3.3.6     Transportability...........................................................3-24
         3.4      DESIGN AND CONSTRUCTION..............................................................3-24
                  3.4.1     Parts, Materials, and Processes............................................3-24
                  3.4.2     Electrical Design..........................................................3-25
                  3.4.3     Mechanical Design..........................................................3-25

                                     1-iii

                  3.4.4     Workmanship................................................................3-25
                  3.4.5     Safety.....................................................................3-26
                  3.4.6     Interchangability..........................................................3-26
                  3.4.7     Human Engineering..........................................................3-26
         3.5      DOCUMENTATION........................................................................3-27
                  3.5.1     Drawings...................................................................3-27
                  3.5.2     Technical Manuals..........................................................3-27
                  3.5.3     Firmware Documentation.....................................................3-27
                  3.5.4     Operational Support Documentation..........................................3-27
4        BASEBAND SUBSYSTEM.............................................................................4-1
         4.1      EQUIPMENT OVERVIEW....................................................................4-1
         4.2      PERFORMANCE SPECIFICATIONS............................................................4-1
                  4.2.1     TCRU........................................................................4-1
                            4.2.1.1      Downlink PM Signal Reception...................................4-2
                            4.2.1.2      Uplink Signal Generation.......................................4-2
                            4.2.1.3      Normal Telemetry Processing....................................4-4
                            4.2.1.4      Dwell Telemetry Stream Processing..............................4-5
                            4.2.1.5      Satellite Telecommanding.......................................4-5
                            4.2.1.6      Satellite Ranging..............................................4-7
                            4.2.1.7      Telemetry Simulation...........................................4-7
                  4.2.2     Interfaces to the RF/Antenna Subsystem......................................4-9
                  4.2.3     Interfaces with the SCC.....................................................4-9
                  4.2.4     TCRU Maintainability........................................................4-9
                  4.2.5     GPS Receiver and Time Code Generator........................................4-9
                  4.2.6     Maintainability.............................................................4-9
         4.3      ENVIRONMENTAL SPECIFICATIONS..........................................................4-9
                  4.3.1     Operating Temperature.......................................................4-9
                  4-4.3.2   Humidity....................................................................4-9
         4.4      POWER REQUIREMENTS....................................................................4-9
5        ORION 2 COMMAND AND CONTROL SYSTEM AUGMENTATION (CCSA).........................................4-1
         5.1      CCSA OVERVIEW.........................................................................5-1
         5.2      TELEMETRY REQUIREMENTS................................................................5-1
                  5.2.1     Telemetry Overview..........................................................5-1
                  5.2.2     Telemetry Reception.........................................................5-1
                  5.2.3     Raw Telemetry Archiving and Retrieval.......................................5-2
                            5.2.3.1      Rockville......................................................5-2
                            5.2.3.2      Mt. Jackson....................................................5-2
                            5.2.3.3      Hawley.........................................................5-3
                  5.2.4     Summary Data Archival.......................................................5-3

                                      1-iv

                  5.2.5     Telemetry Data Conversion...................................................5-3
                  5.2.6     Pseudo PIDS.................................................................5-4
                  5.2.7     Data Export.................................................................5-4
         5.3      COMMANDING............................................................................5-4
                  5.3.1     Automated Command Procedures................................................5-4
                  5.3.2     Command Execution...........................................................5-4
         5.4      RANGING...............................................................................5-5
         5.5      GROUND MONITOR AND CONTROL (M&C)......................................................5-5
         5.6      DYNAMIC SATELLITE SIMULATOR (DSS) INTERFACE...........................................5-6
         5.7      CCSA USER INTERFACE PRESENTATION......................................................5-6
         5.8      PRESENTATION FUNCTIONS................................................................5-6
                  5.8.1     Multi-window monitor displays...............................................5-6
                  5.8.2     Printing Function...........................................................5-7
6        VERIFICATION OF REQUIREMENTS...................................................................6-1
         6.1      FACTORY ACCEPTANCE TEST...............................................................6-1
         6.2      SS/L ACCEPTANCE TEST..................................................................6-1
7        QUALITY ASSURANCE PROVISIONS...................................................................7-1
         7.1      GENERAL...............................................................................7-1
         7.2      TEST READINESS REVIEW.................................................................7-1
         7.3      TEST NOTIFICATION.....................................................................7-1
         7.4      ADJUSTMENT AND/OR REPAIR..............................................................7-1
         7.5      CHANGES TO TEST PROCEDURES............................................................7-1
                  7.5.1     Authority...................................................................7-1
         7.6      NON-CONFORMANCE REPORTING.............................................................7-2
                  7.6.1     Test Failures...............................................................7-2
                  7.6.2     Test Failure Definition.....................................................7-2
                  7.6.3     Test Failure Procedures.....................................................7-2
         7.7      TEST ACCEPTANCE.......................................................................7-3
                  7.7.1     Engineering Review..........................................................7-3
                  7.7.2     Product Assurance Review....................................................7-3
         7.8      DISPOSITION OF TEST DATA..............................................................7-3
8        PREPARATION FOR DELIVERY.......................................................................8-1
9 --     ABBREVIATIONS AND ACRONYMS LIST................................................................9-1

                                      1-v

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                            THROUGH 9-2 OF THIS PART]

                        LORAL ORION NETWORK SYSTEMS, INC.



                                     ORION 2

                             SATELLITE STORAGE PLAN

                                     PART 5



                               Dated: 11 May 1998





--------------------------------------------------------------------------------
This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.
--------------------------------------------------------------------------------


            Use or disclosure of the data contained on this sheet is
                  subject to the restriction on the title page.

                                    CONTENTS

SECTION                                                                                        PAGE
1        STORAGE AND POST-STORAGE PLAN..........................................................1-1
         1.1      GENERAL REQUIREMENTS..........................................................1-1
         1.2      ENVIRONMENTAL CONDITIONS......................................................1-1
         1.3      ACCESS CONTROL................................................................1-2
         1.4      MONITORING....................................................................1-2
         1.5      DOCUMENTATION.................................................................1-2
2        FACILITIES AND EQUIPMENT...............................................................2-1
         2.1      FACILITIES....................................................................2-1
         2.2      STORAGE EQUIPMENT.............................................................2-1
3        STORAGE OPERATIONS.....................................................................3-1
         3.1      SATELLITE CONFIGURATION FOR STORAGE...........................................3-1
         3.2      SATELLITE PREPARATION FOR SHORT-TERM STORAGE..................................3-2
         3.3      SATELLITE PREPARATION FOR LONG-TERM STORAGE...................................3-2
                  3.3.1     Satellite Preparation...............................................3-2
                  3.3.2     Storage Container Preparation.......................................3-2
                  3.3.3     Satellite Installation into Protective Cover........................3-2
                  3.3.4     Final Storage Preparation...........................................3-2
         3.4      SATELLITE MONITORING..........................................................3-3
         3.5      FLIGHT BATTERY STORAGE........................................................3-3
         3.6      SOLAR ARRAY STORAGE...........................................................3-3
         3.7      GROUND SUPPORT EQUIPMENT......................................................3-3
4        POST-STORAGE OPERATIONS................................................................4-1
         4.1      CALLUP SCHEDULE...............................................................4-1
         4.2      UNIT PREPARATION..............................................................4-1
         4.3      SATELLITE PREPARATION.........................................................4-2
         4.4      SATELLITE INTEGRATION AND TEST ACTIVITY.......................................4-2
                  4.4.1     One Month to Six Months Satellite Post Storage Operations...........4-2
                  4.4.2     Greater Than Six Months Satellite Post Storage Operations...........4-2

                                     TABLES

TABLE                                                                                          PAGE
1             Storage Facilities................................................................1-1
2             Storage Monitoring Matrix.........................................................2-1

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                            THROUGH 4-2 OF THIS PART]

                             AMENDMENT NO. 1 TO THE
                      ORION-Z SPACECRAFT PURCHASE CONTRACT
                                     BETWEEN
                         LORAL ORION SERVICES, INC. AND
                            SPACE SYSTEMS/LORAL, INC.

     THIS AMENDMENT No. 1 to the ORION-Z Spacecraft Purchase Contract (the "Amendment") effective this 29th day of December, 1998, by and between Loral Orion Services, Inc. (formerly known as Loral Orion Network Services, Inc."), a corporation organized and existing under the laws of Delaware, U.S.A. ("ORION") and Space Systems/Loral, Inc., a corporation organized and existing under the laws of Delaware, U.S.A. ("Contractor").

                              W I T N E S S E T H:

     WHEREAS, the Parties entered into the ORION-Z Spacecraft Purchase Contract dated May 15, 1998 (the "Contract"), for Contractor's in-orbit provision to ORION of the ORION-Z Spacecraft consisting of thirty-either (38) 54 MHz Ku-band transponders; and

     WHEREAS, ORION and Contractor have agreed to increase the Contract Price as set forth herein for the scope of work described in the Contract;

     NOW, THEREFORE, in consideration of the foregoing, the covenants, and agreements set forth herein and intending to be legally bound, ORION and Contractor agree to amend the Agreement as follows:

1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given those terms in the Contract.

2. Paragraph 4.2, Contract Price. The Contract Price for the ORION-Z Spacecraft delivered in-orbit (including cost of Ariane 44LP Launch Vehicle, any Launch Services, Data and Documentation, Operations Training, Mission Specific Hardware and Software, and the Dynamic Software Simulator) shall be increased by Fifty-Eight Million Seven Hundred Eighty One Thousand Dollars ($58,781,000) (the "Contract Price Increase") to a total Contract Price of Two Hundred Fourteen Million Three Hundred Eleven Thousand Dollars ($214,311,000). The Parties agree to negotiate in good faith a reasonable payment schedule for the Contract Price Increase, the terms of which will thereafter be incorporated, as appropriate, into a revised Part 1(B), Payment Schedule and Part 1(C), Termination Liability.

3.  ORION and  Contractor  have  participated  jointly  in the  negotiation  and drafting of this Amendment. If an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by both Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party because of the authorship of any of the provisions of this Amendment. Any reference to any law shall be deemed also to refer to all rules, regulations, orders or decrees promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Each representation, warranty and covenant contained herein shall have independent significance. If either Party breaches in any respect any representation, warranty, covenant, or other obligation contained herein or created hereby, the fact that there exists another representation, warranty, covenant, or obligation relating to the same subject matter (regardless of the relative levels of specificity) which has not been breached shall detract from or mitigate the consequences of such breach. The Parts specified in this Amendment are incorporated herein by reference and made a part hereof.

4. Except as amended herein, the Contract and any prior amendments thereto, shall remain in full force and effect in all respects, including but not limited to price, delivery, schedule, and performance.

IN WITNESS WHEREOF, ORION and Contractor have each duly executed this Amendment No. 1 to the ORION-Z Spacecraft Purchase Contract as of the day and year first written above.

LORAL ORION SERIVCE, INC.                    SPACE SYSTEMS/LORAL, INC.

By: /s/ Denis J. Curtin                      By: /s/ R.O. Hel
   ----------------------------                 ----------------------------

Date: 1/27/99                                Date:    1/11/99
     --------------------------                   --------------------------